UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Cara Owen, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 877-398-8461

Date of fiscal year end: November 30

Date of reporting period: December 1, 2019 – November 30, 2020

Item 1. Report to Stockholders.

Annual Report

November 30, 2020

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Alerian MLP ETF
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Alerian Energy Infrastructure ETF
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Additional Information	32
Board Considerations Regarding Approval of Investment Advisory Agreements	34
Trustees & Officers	36

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Alerian MLP ETF

Performance Overview	November 30, 2020 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index (the “Underlying Index” or “AMZI”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol AMLP. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2019, to November 30, 2020, the Fund delivered a total return of -28.51% (-28.36% NAV). This compares to the Fund’s Underlying Index, which decreased 35.08% on a price-return basis and 27.19% on a total-return basis. The difference in performance between the AMZI and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C-Corporation structure.

During the period, the Fund paid four distributions:

•	$0.9500 per share on February 20, 2020
•	$0.7500 per share on May 14, 2020
•	$0.7500 per share on August 20, 2020
•	$0.7100 per share on November 19, 2020

In conjunction with macro headwinds in March and April stemming from the novel coronavirus ("COVID-19") pandemic, twelve AMZI constituents cut their distributions for 1Q20 (paid in 2Q20), representing approximately a third of the index by weighting. This drove the 21.1% decrease in the May distribution for the Fund. Distribution cuts were mostly confined to smaller, gathering and processing names. After a quarter of steady payouts for 2Q20, two constituents announced distribution cuts for 3Q20 headlined by a 50% reduction from Energy Transfer (ET). The result was a 5.33% reduction in the November distribution.

In a bid to reduce trading costs for investors, the Fund underwent a 1-for-5 reverse split of the Fund shares. The reverse split occurred on May 18, 2020.

During the fund year, CNX Midstream (CNXM) and Holly Energy Partners (HEP) were added to AMZI during quarterly rebalancings, while Tallgrass Energy (TGE) and EQM Midstream Partners (EQM) were removed in relation to their acquisition by another entity. CNXM was subsequently removed in September following the completion of its merger with CNX Resources (CNX). The methodology for AMZI was updated in May with no material changes. Additional methodology updates were made in July and November related to corporate actions and constituent criteria, respectively.

In 2020, energy infrastructure MLPs faced headwinds from a dramatic oil price decline, production cuts and the economic impacts of COVID-19. The sell-off in midstream accelerated into March as global equity markets cratered. Significant deleveraging in MLP closed-end funds resulted in forced liquidations that exacerbated selling pressure. Since March, energy equities have rallied considerably, and MLPs have provided strong performance off the March lows. From the bottom in mid-March to the end of November, the AMZI has rallied 100.22% on a total-return basis, with a very strong start to the fourth quarter. In November alone, the AMZI jumped 23.86% due to higher oil prices and improving energy sentiment on positive vaccine developments. Year-to-date through November 30, the AMZI has outperformed broader energy, represented by the Energy Select Sector Index (IXE), by over 250 basis points on a total-return basis.

Despite a challenging year, energy infrastructure MLPs weathered the storm due to the fee-based nature of these businesses. MLPs took additional steps in 2020 to improve financial flexibility, including cutting costs, reducing capital budgets, and in some cases, lowering distributions. The combination of these proactive steps and resilient, fee-based cash flows have strengthened the position of companies heading into 2021. Many AMZI constituents are anticipating meaningful free cash flow generation in 2021 with some targeting excess cash flow after distributions. As of November 30, eight AMZI constituents have buyback authorizations in place, representing approximately 60% of the index by weighting. Free cash flow generation and buybacks could be added tailwinds for midstream MLPs, which also stand to benefit from a potential recovery in energy markets and an improved outlook for the global economy.

1 | November 30, 2020

Alerian MLP ETF

Performance Overview	November 30, 2020 (Unaudited)

Performance (as of November 30, 2020)

	1 Year	5 Year	10 Year	Since Inception^
Alerian MLP ETF – NAV	-28.36%	-8.74%	-3.84%	-3.08%
Alerian MLP ETF – Market Price*	-28.51%	-8.78%	-3.85%	-3.08%
Alerian MLP Infrastructure Total Return Index	-27.19%	-7.83%	-2.16%	-1.02%
Alerian MLP Total Return Index	-24.50%	-7.09%	-2.38%	-1.14%

Total Expense Ratio (per the current prospectus) is 0.87%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.398.8461. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Total Return Index is comprised of 21 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2020

Alerian MLP ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings* (as of November 30, 2020)

MPLX LP	10.51%
Plains All American Pipeline LP	10.31%
Enterprise Products Partners LP	9.83%
Magellan Midstream Partners LP	9.67%
Energy Transfer LP	8.99%
Western Midstream Partners LP	8.24%
Phillips 66 Partners LP	6.15%
TC PipeLines LP	5.31%
Cheniere Energy Partners LP	4.93%
DCP Midstream LP	4.64%
Total % of Top 10 Holdings	78.58%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2020

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2020 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation. The Shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol ENFR. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream MLPs and midstream corporations, either based in the United States or Canada. The Underlying Index has a 25% limit for companies taxed as pass-through entities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2019, to November 30, 2020, ENFR delivered a total return of -18.89% (-18.82% NAV). This compares to the Fund’s Underlying Index, which decreased 24.32% on a price-return basis and 17.86% on a total-return basis.

During the period, the Fund paid four distributions:

•	$0.287590 per share on February 20, 2020
•	$0.284230 per share on May 14, 2020
•	$0.262490 per share on August 20, 2020
•	$0.243550 per share on November 19, 2020

The quarterly distribution for ENFR paid in May decreased 1.4% from the prior quarter. The payout was relatively resilient considering approximately 20% of ENFR’s portfolio by weight cut their dividends on a quarter-over-quarter basis. As a few more cuts were announced, ENFR’s dividend fell by another 7.6% in August to $0.262 and finally to $0.244 in November. Many of the companies that cut their payouts shared similar characteristics, including greater exposure to the wellhead given gathering and processing activities, higher leverage, and lower distribution coverage.

During the fund year, Rattler Midstream (RTLR), Hess Midstream (HESM), PBF Logistics (PBFX), and Delek Logistics Partners (DKL) were added to AMEI, while Summit Midstream Partners (SMLP) was removed. SemGroup (SEMG), Tallgrass Energy (TGE), and CNX Midstream (CNXM) were removed in special rebalancings in relation to their acquisition by another entity. The methodology for AMEI was updated in May and November with no material changes. An additional methodology update was made in July related to corporate actions.

In 2020, midstream energy infrastructure companies faced headwinds from a dramatic oil price decline, production cuts and the economic impacts of the novel coronavirus ("COVID-19"). The worst came in the spring as midstream firms experienced sharp declines in March, hitting record lows. Energy equities have rallied considerably since capitulating in the spring, including midstream. In November alone, the AMEI gained 19.51% on a total return basis due to WTI oil prices rising above $45 a barrel for the first time since March and improving energy sentiment on positive vaccine news. Overall, midstream performed defensively amid the challenges of 2020, with the AMEI having fallen 24.35% on a total-return basis year-to-date through November 30 compared to a 35.72% loss for the broad Energy Select Sector Index (IXE). Canadian corporations were particularly resilient as demonstrated by the two largest Canadian constituents. Enbridge (ENB) and TC Energy (TRP) have only fallen 15.52% and 13.87%, respectively, for the same year-to-date period.

Fundamental improvements made by midstream firms have softened the impact of the macroeconomic headwinds. Companies have taken additional steps to enhance financial flexibility by cutting costs, reducing capital spending budgets, and cutting dividends in some cases. The combination of these proactive steps and resilient, fee-based cash flows has strengthened the position of companies heading into 2021. Many AMEI constituents are anticipating meaningful free cash flow generation in 2021 with some targeting excess cash flow after dividends. As of November 30, fourteen AMEI constituents have buyback authorizations in place, representing approximately 45% of the index by weighting. Free cash flow generation and buybacks could be added tailwinds for midstream energy infrastructure companies, which also stand to benefit from a potential recovery in energy markets and an improved outlook for the global economy.

4 | November 30, 2020

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2020 (Unaudited)

Performance (as of November 30, 2020)

	1 Year	5 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	-18.82%	-0.64%	-3.64%
Alerian Energy Infrastructure ETF - Market Price*	-18.89%	-0.64%	-3.63%
Alerian Midstream Energy Select Total Return Index	-17.86%	0.27%	-2.79%
Alerian MLP Total Return Index	-24.50%	-7.09%	-8.82%

Total Expense Ratio (per the current prospectus) is 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Midstream Energy Select Total Return Index is comprised of 35 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2020

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings* (as of November 30, 2020)

Enbridge, Inc.	9.27%
Enterprise Products Partners LP	9.18%
TC Energy Corp.	8.91%
Kinder Morgan, Inc.	8.43%
The Williams Cos., Inc.	7.68%
ONEOK, Inc.	6.35%
Pembina Pipeline Corp.	4.95%
Cheniere Energy, Inc.	4.86%
Energy Transfer LP	4.78%
Targa Resources Corp.	4.31%
Total % of Top 10 Holdings	68.72%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2020

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	November 30, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expense Ratio(a)	Expenses Paid During Period 6/1/20 - 11/30/20(b)
Alerian MLP ETF
Actual	$1,000.00	$985.70	0.98%	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	0.98%	$4.95

Alerian Energy Infrastructure ETF
Actual	$1,000.00	$1,046.50	0.65%	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.
7 | November 30, 2020

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF (the “Funds”), two of the funds constituting the ALPS ETF Trust, as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 25, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

8 | November 30, 2020

Alerian MLP ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (99.95%)
Gathering + Processing (21.03%)
Crestwood Equity Partners LP(a)	6,225,119	$101,531,691
DCP Midstream LP(a)	11,142,291	179,947,999
Enable Midstream Partners LP	11,007,897	56,030,196
EnLink Midstream LLC(a)	32,176,270	119,052,199
Noble Midstream Partners LP	4,166,781	39,709,423
Western Midstream Partners LP(a)	24,796,503	319,874,889
Total Gathering + Processing		816,146,397

Liquefaction (4.93%)
Cheniere Energy Partners LP	5,017,545	191,168,464

Pipeline Transportation | Natural Gas (24.14%)
Energy Transfer LP	56,478,653	349,038,076
Enterprise Products Partners LP	19,661,511	381,433,313
TC PipeLines LP(a)	6,669,203	206,078,373
Total Pipeline Transportation | Natural Gas		936,549,762

Pipeline Transportation | Petroleum (49.85%)
Genesis Energy LP(a)	13,405,732	86,198,857
Holly Energy Partners LP(a)	5,634,473	76,290,764
Magellan Midstream Partners LP	9,116,142	375,129,243
MPLX LP	19,384,044	407,840,286
NGL Energy Partners LP(a)	14,704,054	32,054,838
NuStar Energy LP(a)	12,165,747	161,682,778
Phillips 66 Partners LP	8,882,361	238,757,864
Plains All American Pipeline LP(a)	50,387,023	400,072,962
Shell Midstream Partners LP	15,235,191	156,313,060
Total Pipeline Transportation | Petroleum		1,934,340,652

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $4,545,069,661)		3,878,205,275

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.07%)
State Street Institutional
Treasury Plus Money
Market Fund	0.01%	2,877,834	2,877,834
TOTAL SHORT TERM INVESTMENTS
(Cost $2,877,834)			2,877,834

TOTAL INVESTMENTS (100.02%)
(Cost $4,547,947,495)			$3,881,083,109
LIABILITIES IN EXCESS OF OTHER ASSETS		(-0.02%)	(945,831)
NET ASSETS - 100.00%			$3,880,137,278

(a) Affiliated Company. See Note 8 in Notes to Financial Statement.

See Notes to Financial Statements.

9 | November 30, 2020

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2020

ASSETS:
Investments, at value	$2,198,297,759
Investments in affiliates, at value	1,682,785,350
Receivable for investments sold	17,504,679
Receivable for fund shares sold	1,947,634
Deferred tax asset (Note 2)	–	(a)
Income tax receivable	1,291,761
Franchise tax receivable	320,713
Total Assets	3,902,147,896

LIABILITIES:
Payable for investments purchased	1,950,007
Payable for shares redeemed	17,516,768
Payable to adviser	2,543,843
Total Liabilities	22,010,618
NET ASSETS	$3,880,137,278

NET ASSETS CONSIST OF:
Paid-in capital	$8,634,293,711
Distributable earnings	(4,754,156,433)
NET ASSETS	$3,880,137,278

INVESTMENTS, AT COST	$2,328,207,954
INVESTMENTS IN AFFILIATES, AT COST	2,219,739,541

PRICING OF SHARES
Net Assets	$3,880,137,278
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	155,057,420
Net Asset Value, offering and redemption price per share	$25.02

(a)	Net Deferred Tax Asset of $857,213,118 is offset 100% by Valuation Allowance.

See Notes to Financial Statements.

10 | November 30, 2020

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2020

INVESTMENT INCOME:
Distributions from master limited partnerships	$499,750,725
Less return of capital distributions	(499,750,725)
Total Investment Income	–

EXPENSES:
Franchise tax expense	63,772
Investment adviser fee	39,748,611
Total Expenses	39,812,383
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(39,812,383)
Current income tax benefit/(expense)	(44,937)
NET INVESTMENT LOSS	(39,857,320)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments, before income taxes	(569,178,769)
Net realized loss on affiliated investments, before income taxes	(1,554,831,473)
Current income tax benefit/(expense)	(2,397,385)
Net realized loss	(2,126,407,627)
Net change in unrealized depreciation on investments, before income taxes	(124,346,027)
Net change in unrealized appreciation on affiliated investments, before income taxes	290,314,912
Current income tax benefit/(expense)	187,331
Net change in unrealized appreciation	166,156,216
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,960,251,411)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,000,108,731)

See Notes to Financial Statements.

11 | November 30, 2020

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment loss	$(39,857,320)	$(66,514,625)
Net realized loss	(2,126,407,627)	(1,107,683,146)
Net change in unrealized appreciation	166,156,216	379,463,225
Net decrease in net assets resulting from operations	(2,000,108,731)	(794,734,546)

DISTRIBUTIONS TO SHAREHOLDERS:
From tax return of capital	(518,981,697)	(704,785,128)
Total distributions	(518,981,697)	(704,785,128)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,148,144,286	1,923,590,589
Cost of shares redeemed	(1,997,921,707)	(1,874,813,815)
Net increase/(decrease) from share transactions	(849,777,421)	48,776,774

Net decrease in net assets	(3,368,867,849)	(1,450,742,900)

NET ASSETS:
Beginning of year	7,249,005,127	8,699,748,027
End of year	$3,880,137,278	$7,249,005,127

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	926,062,100	910,762,100
Shares sold	130,075,000	209,850,000
Shares redeemed	(240,750,000)	(194,550,000)
Reverse stock split (Note 1)	(660,329,680)	–
Shares outstanding, end of period	155,057,420	926,062,100

See Notes to Financial Statements.

12 | November 30, 2020

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020 (a)	For the Year Ended November 30, 2019 (a)	For the Year Ended November 30, 2018 (a)	For the Year Ended November 30, 2017 (a)	For the Year Ended November 30, 2016 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$39.15	$47.75	$51.85	$61.55	$61.25

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.24)	(0.35)	(0.45)	(1.10)	0.20
Net realized and unrealized gain/(loss) on investments	(10.73)	(4.35)	0.40	(4.30)	5.20
Total from investment operations	(10.97)	(4.70)	(0.05)	(5.40)	5.40

DISTRIBUTIONS:
From net realized gains	–	–	(4.05)	–	–
From tax return of capital	(3.16)	(3.90)	–	(4.30)	(5.10)
Total distributions	(3.16)	(3.90)	(4.05)	(4.30)	(5.10)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(14.13)	(8.60)	(4.10)	(9.70)	0.30
NET ASSET VALUE, END OF PERIOD	$25.02	$39.15	$47.75	$51.85	$61.55
TOTAL RETURN(c)	(28.36)%	(10.79)%	(0.55)%	(9.27)%	9.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,880,137	$7,249,005	$8,699,748	$9,405,284	$9,378,019

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(d)	0.90%	0.87%	0.85%	0.41%	1.42%
Expenses (including current and deferred tax expenses/benefits)(e)	0.85%	0.85%	0.85%	1.81%	(0.36)%
Net investment loss (excluding deferred tax
expenses/benefits and franchise tax expense)	(0.85)%	(0.77)%	(0.85)%	(0.85)%	(0.85)%
Net investment income/(loss)(including deferred tax expenses/benefits)(e)	(0.85)%	(0.77)%	(0.85)%	(1.81)%	0.36%
PORTFOLIO TURNOVER RATE(f)	23%	34%	26%	23%	31%

(a)	On May 18, 2020, the Alerian MLP ETF underwent a one for five reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this reverse split. See Note 1.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(e)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(f)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

13 | November 30, 2020

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (31.01%)
Gathering + Processing (2.98%)
Keyera Corp.	63,793	$1,100,794

Pipeline Transportation | Natural Gas (8.79%)
TC Energy Corp.(a)	73,923	3,251,883

Pipeline Transportation | Petroleum (17.40%)
Enbridge, Inc.	108,391	3,385,184
Inter Pipeline, Ltd.	124,755	1,243,035
Pembina Pipeline Corp.	70,935	1,809,015
Total Pipeline Transportation | Petroleum		6,437,234

Storage (1.84%)
Gibson Energy, Inc.(a)	42,447	681,793

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $14,721,651)		11,471,704

U.S. ENERGY INFRASTRUCTURE COMPANIES (28.37%)
Gathering + Processing (10.52%)
ONEOK, Inc.	64,660	2,319,354
Targa Resources Corp.	66,934	1,572,949
Total Gathering + Processing		3,892,303

Liquefaction (5.04%)
Cheniere Energy, Inc.(b)	31,314	1,775,191
Tellurian, Inc.(b)	59,444	88,571
Total Liquefaction		1,863,762

Pipeline Transportation | Natural Gas (10.94%)
Equitrans Midstream Corp.	118,700	968,592
Kinder Morgan, Inc.	213,972	3,076,918
Total Pipeline Transportation | Natural Gas		4,045,510

Storage (1.87%)
Macquarie Infrastructure Corp.	21,379	691,611

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $15,709,632)		10,493,186

U.S. ENERGY INFRASTRUCTURE MLPS (25.29%)
Gathering + Processing (5.43%)
Crestwood Equity Partners LP	7,646	124,706
Enable Midstream Partners LP	13,312	67,758
Hess Midstream LP, Class A	4,816	86,832
MPLX LP	56,397	1,186,593
Noble Midstream Partners LP	5,038	48,012
Rattler Midstream LP	12,769	105,855

Security Description	Shares	Value
Gathering + Processing (continued)
Western Midstream Partners LP	30,075	$387,968
Total Gathering + Processing		2,007,724

Pipeline Transportation | Natural Gas (13.78%)
Energy Transfer LP	282,409	1,745,287
Enterprise Products Partners LP	172,772	3,351,777
Total Pipeline Transportation | Natural Gas		5,097,064

Pipeline Transportation | Petroleum (6.08%)
BP Midstream Partners LP	7,124	80,786
Delek Logistics Partners LP	1,300	39,364
Genesis Energy LP	16,283	104,700
Holly Energy Partners LP	6,814	92,262
Magellan Midstream Partners LP	28,496	1,172,610
NGL Energy Partners LP	17,781	38,763
NuStar Energy LP	14,842	197,250
PBF Logistics LP	4,762	44,429
Phillips 66 Partners LP	10,784	289,874
Shell Midstream Partners LP	18,660	191,452
Total Pipeline Transportation | Petroleum		2,251,490

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $16,753,540)		9,356,278

U.S. GENERAL PARTNERS (14.00%)
Gathering + Processing (10.01%)
Antero Midstream Corp.	91,640	617,654
EnLink Midstream LLC	76,227	282,040
The Williams Cos., Inc.	133,583	2,802,571
Total Gathering + Processing		3,702,265

Pipeline Transportation | Petroleum (3.99%)
Plains GP Holdings LP, Class A	186,169	1,476,320

TOTAL U.S. GENERAL PARTNERS
(Cost $9,752,877)		5,178,585

See Notes to Financial Statements.

14 | November 30, 2020

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2020

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.51%)
Money Market Fund (0.04%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $12,986)	0.01%	12,986	$12,986

Investments Purchased with Collateral from Securities Loaned (1.47%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 0.11%
(Cost $542,809)		542,809	542,809
TOTAL SHORT TERM INVESTMENTS
(Cost $555,795)			555,795

TOTAL INVESTMENTS (100.18%)
(Cost $57,493,495)			$37,055,548
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.18%)			(67,099)
NET ASSETS - 100.00%			$36,988,449

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $498,674.
(b)	Non-income producing security.

See Notes to Financial Statements.

15 | November 30, 2020

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2020

ASSETS:
Investments, at value	$37,055,548
Receivable for Investments Sold	651,234
Receivable for Shares Sold	749,396
Dividends receivable	75,804
Total Assets	38,531,982

LIABILITIES:
Payable for investments purchased	982,532
Payable to adviser	18,192
Payable for collateral upon return of securities loaned	542,809
Total Liabilities	1,543,533
NET ASSETS	$36,988,449

NET ASSETS CONSIST OF:
Paid-in capital	$56,331,724
Distributable earnings	(19,343,275)
NET ASSETS	$36,988,449

INVESTMENTS, AT COST	$57,493,495

PRICING OF SHARES
Net Assets	$36,988,449
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,550,000
Net Asset Value, offering and redemption price per share	$14.51

See Notes to Financial Statements.

16 | November 30, 2020

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2020

INVESTMENT INCOME:
Dividends*	$2,609,278
Securities lending income	7,823
Total Investment Income	2,617,101

EXPENSES:
Investment adviser fees	259,389
Total Expenses	259,389
NET INVESTMENT INCOME	2,357,712

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(5,565,385)
Net realized loss on foreign currency transactions	(5,590)
Net realized loss	(5,570,975)
Net change in unrealized depreciation on investments	(10,123,756)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	932
Net change in unrealized depreciation	(10,122,824)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(15,693,799)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,336,087)
* Net of foreign tax withholding.	$128,806

See Notes to Financial Statements.

17 | November 30, 2020

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$2,357,712	$2,547,452
Net realized gain/(loss)	(5,570,975)	385,284
Net change in unrealized depreciation	(10,122,824)	(1,916,143)
Net increase/(decrease) in net assets resulting from operations	(13,336,087)	1,016,593

DISTRIBUTIONS:
From distributable earnings	(1,140,689)	(1,375,978)
From tax return of capital	(1,627,034)	(2,575,568)
Total distributions	(2,767,723)	(3,951,546)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	20,059,786	28,422,425
Cost of shares redeemed	(18,776,258)	(15,378,212)
Net increase from share transactions	1,283,528	13,044,213
Net increase/(decrease) in net assets	(14,820,282)	10,109,260

NET ASSETS:
Beginning of period	51,808,731	41,699,471
End of period	$36,988,449	$51,808,731

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,700,000	2,050,000
Shares sold	1,250,000	1,400,000
Shares redeemed	(1,400,000)	(750,000)
Shares outstanding, end of period	2,550,000	2,700,000

See Notes to Financial Statements.

18 | November 30, 2020

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$19.19	$20.34	$22.30	$22.95	$18.97

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.90	0.88	0.85	0.79	0.80
Net realized and unrealized gain/(loss) on investments	(4.50)	(0.64)	(2.23)	(0.72)	3.95
Total from investment operations	(3.60)	0.24	(1.38)	0.07	4.75

DISTRIBUTIONS:
From net investment income	(0.45)	(0.50)	(0.47)	(0.47)	(0.63)
Tax return of capital	(0.63)	(0.89)	(0.11)	(0.25)	(0.14)
Total distributions	(1.08)	(1.39)	(0.58)	(0.72)	(0.77)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.68)	(1.15)	(1.96)	(0.65)	3.98
NET ASSET VALUE, END OF PERIOD	$14.51	$19.19	$20.34	$22.30	$22.95
TOTAL RETURN(b)	(18.82)%	1.09%	(6.27)%	0.21%	25.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$36,988	$51,809	$41,699	$42,370	$18,357

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	5.91%	4.23%	3.86%	3.39%	4.04%
PORTFOLIO TURNOVER RATE(c)	34%	26%	73%	37%	38%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

19 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2020, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (“the NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On May 18, 2020, Alerian MLP ETF reduced its Creation Unit size from 50,000 to 25,000 shares.

The Board authorized a one-for-five reverse stock split of Alerian MLP ETF that was effective at the market open on May 18, 2020. The impact of the reverse stock split was to decrease the number of shares outstanding by a factor of five, while increasing the NAV of shares outstanding by a factor of five, resulting in no effect to the net assets of the Fund. The financial statements of the Fund have been adjusted to reflect the reverse stock split.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

20 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –      Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –     Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –     Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

21 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2020:

Alerian MLP ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships*	$3,878,205,275	$–	$–	$3,878,205,275
Short Term Investments	2,877,834	–	–	2,877,834
Total	$3,881,083,109	$–	$–	$3,881,083,109

Alerian Energy Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies*	$11,471,704	$–	$–	$11,471,704
U.S. Energy Infrastructure Companies*	10,493,186	–	–	10,493,186
U.S. Energy Infrastructure MLPs*	9,356,278	–	–	9,356,278
U.S. General Partners*	5,178,585	–	–	5,178,585
Short Term Investments	555,795	–	–	555,795
Total	$37,055,548	$–	$–	$37,055,548

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2020.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded using the specific identification method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Funds each expect a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

22 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF		Year ended November 30, 2020
	Current	Deferred	Total
Federal	$–	$(420,088,902)	$(420,088,902)
State	2,254,991	(43,578,276)	(41,323,285)
Valuation Allowance	–	463,667,178	463,667,178
Total tax expense/(benefit)	$2,254,991	$–	$2,254,991

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2020
Deferred tax assets:
Capital loss carryforward	$516,295,149
Net operating loss carryforward	45,471,526
Income recognized from MLP investments	1,387,853,626
Other deferred tax assets	11,610,062
Valuation allowance	(857,213,118)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(1,104,017,245)
Net Deferred Tax Asset/(Liability)	$–

Due to the activities of the MLPs that the fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund's estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

23 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2021. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2016	$218,006,925	11/30/2021
Federal	11/30/2017	20,624,857	11/30/2022
Federal	11/30/2019	757,980,977	11/30/2024
Federal	11/30/2020	1,253,039,304	11/30/2025
Total		$2,249,652,063

The net operating loss carryforward is available to offset future taxable income. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2017	139,464,188	11/30/2037
Total		$139,464,188

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2016	3,913,692	Varies by State
State	11/30/2017	7,472,303	Varies by State
State	11/30/2018	2,553,292	Varies by State
State	11/30/2019	2,244,759	Varies by State
Total		$16,184,046

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The Coronavirus Aid, Relief, and Economic Stability Act (“CARES Act”) was signed into law on March 27, 2020. The CARES Act delays the application of the 80% net operating loss limitation, established under TCJA, to tax years ending November 30, 2022 and beyond.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

24 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

Alerian MLP ETF	As of November 30, 2020
Income tax expense at statutory rate	$(419,549,285)
State income tax benefit (net of federal benefit)	(38,958,148)
Permanent differences, net	(7,239,782)
Effect of tax rate change	2,080,036
Valuation allowance	465,922,170
Net income tax expense	$2,254,991

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

Alerian MLP ETF	Inception to November 30, 2020
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Unrecognized tax benefit - Ending	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended November 30, 2020, the Fund paid $54,313 in penalties and interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2017 through November 30, 2019 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2020, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

25 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

For the year ended November 30, 2020, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships and redemptions in kind were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Alerian Energy Infrastructure ETF	$(5,702,359)	$5,702,359

The tax character of the distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
Alerian Energy Infrastructure ETF	$1,140,689	$–	$1,627,034

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
Alerian Energy Infrastructure ETF	$1,375,978	$–	$2,575,568

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

The Alerian Energy Infrastructure ETF used capital loss carryovers during the year ended November 30, 2020 in the amount of $664,518.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2020, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$286,666	$1,001,582

As of November 30, 2020, the components of distributable earnings on a tax basis were as follows:

Alerian Energy
Infrastructure ETF
Accumulated net realized loss on investments	$(1,288,248)
Net unrealized depreciation on investments	(14,633,146)
Other accumulated losses	(3,421,881)
Total	$(19,343,275)

As of November 30, 2020, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$4,952,386,087	$51,689,445
Gross appreciation (excess of value over tax cost)	$970,915,641	$8,117,463
Gross depreciation (excess of tax cost over value)	(2,042,218,619)	(22,751,360)
Net appreciation (depreciation) of foreign currency	–	751
Net unrealized appreciation/(depreciation)	$(1,071,302,978)	$(14,633,146)

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships and wash sales.

26 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Alerian Energy Infrastructure ETF	$498,674	$542,809	$–	$542,809

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2020:

Alerian Energy Infrastructure ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$542,809	$–	$–	$–	$542,809
Total Borrowings					542,809
Gross amount of recognized liabilities for securities lending (collateral received)					$542,809

27 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	up to and including $10 billion
	0.80%	greater than $10 billion up to and including $15 billion
	0.70%	greater than $15 billion up to and including $20 billion
	0.55%	greater than $20 billion up to and including $25 billion
	0.40%	greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.65%

Out of the unitary management fees, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective July 1, 2020, each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to July 1, 2020, each Trustee who is not considered an "interested person" (as defined in the 1940 Act), received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. From January 1, 2020 to June 30, 2020, the Interested Trustee received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,093,598,678	$3,147,072,446
Alerian Energy Infrastructure ETF	13,729,478	13,541,479

For the year ended November 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,141,431,917	$–
Alerian Energy Infrastructure ETF	20,052,233	18,757,069

For the year ended November 30, 2020, the Alerian Energy Infrastructure ETF had in-kind net realized loss of $6,011,010.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

28 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

5. MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. On May 18, 2020, Alerian MLP ETF reduced its Creation Unit size from 50,000 to 25,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7. RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the year ended November 30, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2020, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Alerian MLP ETF	$2,130,047	$1,110,188	$(760,605)
Alerian Energy Infrastructure ETF	$1,242,703	$465,089	$17,039
29 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

8. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the year ended November 30, 2020, the Alerian MLP ETF held shares in the following affiliates, as defined by the 1940 Act.

Security Name	Share Balance as of November 30, 2020	Market Value as of November 30, 2019	Purchases	Purchases In-Kind	Sales	Corporate Action	Market Value as of November 30, 2020	Dividends*	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Affiliated Investments as of November 30, 2020
Crestwood Equity Partners LP	6,225,119	$193,019,499	$17,167,890	$24,736,624	$(48,339,051)	$–	$101,531,691	$–	$(16,113,601)	$(60,177,361)
DCP Midstream LP	11,142,291	235,207,472	22,575,766	36,776,479	(73,261,196)	–	179,947,999	–	70,307,440	(91,040,382)
EnLink Midstream LLC	32,176,270	151,555,599	16,338,772	23,706,227	(48,015,233)	–	119,052,199	–	100,816,312	(111,070,920)
Genesis Energy LP	13,405,732	255,950,735	19,819,075	28,564,560	(63,267,573)	–	86,198,857	–	(56,153,499)	(86,014,290)
Holly Energy Partners LP	5,634,473	–	91,365,397	13,807,839	(28,296,139)	–	76,290,764	–	7,058,595	(1,930,254)
NGL Energy Partners LP	14,704,054	142,634,103	16,190,070	18,611,015	(38,681,176)	–	32,054,838	–	(49,100,520)	(45,280,272)
NuStar Energy LP	12,165,747	341,042,510	37,172,775	46,880,874	(95,913,047)	–	161,682,778	–	(76,688,855)	(69,975,973)
Plains All American Pipeline LP	50,387,023	677,150,858	182,311,442	105,022,530	(195,314,284)	–	400,072,962	–	(19,765,328)	(310,913,912)
TC PipeLines LP	6,669,203	260,040,764	50,072,816	54,630,860	(112,325,156)	–	206,078,373	–	21,161,011	(50,898,840)
Western Midstream Partners LP	24,796,503	440,612,042	47,800,636	66,609,951	(135,383,113)	–	319,874,889	–	171,224,787	(234,279,019)
							$1,682,785,350	$–	$152,746,342	$(1,061,581,223)

Investments no longer affiliated as of November 30, 2020
CNX Midstream Partners LP**	–	$–	$50,898,129	$4,698,549	$(13,695,940)	$(44,831,628)	$–	$–	$–	$11,772,872
EQM Midstream Partners LP	–	237,295,022	16,636,772	22,531,333	(269,751,944)	–	–	–	247,504,280	(239,412,073)
Magellan Midstream Partners LP	9,116,142	731,291,774	15,917,123	119,710,782	(282,645,274)	–	375,129,243	–	(110,656,121)	(57,089,914)
Noble Midstream Partners LP	4,166,781	55,449,095	42,881,500	10,083,142	(18,477,835)	–	39,709,423	–	1,854,915	(47,197,500)
Shell Midstream Partners LP	15,235,191	299,598,190	42,350,022	49,156,678	(105,147,890)	–	156,313,060	–	(30,443,676)	(72,342,790)
Tallgrass Energy LP	–	346,315,139	316,677	27,153,968	(314,114,111)	–	-	–	29,309,172	(88,980,845)
							$571,151,726	$–	$137,568,570	$(493,250,250)

GRAND TOTAL								$–	$290,314,912	$(1,554,831,473)

*	100% of the income received was estimated as Return of Capital.
**	On September 28, 2020 CNX Midstream Partners LP and CNX Resources Corporation merged.

9. MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

30 | November 30, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2020

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

31 | November 30, 2020

Alerian Exchange Traded Funds

Additional Information	November 30, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	100.00%	37.15%

In early 2020, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

32 | November 30, 2020

Alerian Exchange Traded Funds

Additional Information	November 30, 2020 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

33 | November 30, 2020

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of	November 30, 2020 (Unaudited)
Investment Advisory Agreements

At a meeting held on June 24, 2020 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Alerian MLP ETF (“AMLP”) and the Alerian Energy Infrastructure ETF (“ENFR”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for each of these Funds is higher than the median of its FUSE expense group. The Funds’ respective net expense ratios are higher than the median of their respective FUSE expense group.

With respect to AMLP, the Board took into account, among other things, supplemental information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole and (ii) exchange-traded products focused solely on MLP investments. The Board also considered the brand recognition of AMLP’s index provider, the additional costs and expenses incurred by AAI in managing and administering the Fund and that AMLP’s investment advisory fee schedule included breakpoints.

The Board also took into account, among other things, the brand recognition of the Funds’ index provider and the fees charged by the index provider for licensing its indexes.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small size of ENFR and concluded that AAI was not realizing any economies of scale. With respect to AMLP, the Independent Trustees noted that the Fund’s asset levels have decreased over the prior year and the Fund’s asset levels have not yet recovered to its historic highs. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

34 | November 30, 2020

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of	November 30, 2020 (Unaudited)
Investment Advisory Agreements

With respect to AMLP, the Board considered, among other things the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Board considered the breakpoint schedule adopted previously and whether the breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by AAI with respect to AMLP should AMLP’s assets increase, noting that AMLP’s assets were well below historical highs on account of market events related to COVID-19. Upon discussion, the Board, including the Independent Trustees determined that the advisory fee rate for the Fund reflects an appropriate sharing of economies of scale.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

35 | November 30, 2020

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2020 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	35	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	35	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018-present.	18	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
36 | November 30, 2020

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2020 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	30	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
37 | November 30, 2020

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2020 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All- Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes,*** 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod,*** 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.
Cara Owen,*** 1981	Assistant Secretary	Since March 2020	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc.; Vice President and Secretary, Boulder Growth & Income Fund, Inc.; Assistant Secretary, James Advantage Funds (since August 2019). Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019).

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.
***	Effective December 7, 2020, Mr. Noyes and Ms. Akselrod resigned from their respective positions held with the Trust. As of the same date, Ms. Owen was appointed to the position of Secretary and Jen Craig as Assistant Secretary.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

38 | November 30, 2020

 Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2020

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	17
Board Considerations Regarding Approval of Investment Advisory Agreement	18
Trustees and Officers	19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

The ALPS Equal Sector Weight ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE Equal Sector Weight IndexSM (the “Underlying Index”).

The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the ten Underlying Sector ETFs represent the Underlying Index as a whole.

Performance Overview

For the twelve month period ended November 30, 2020, the Fund generated a total return of 10.37%, compared with the Fund’s Underlying Index, net of fees, which returned 10.64%. The Fund underperformed the S&P 500® Total Return Index (the "S&P 500"), which returned 17.46% for the same period.

The S&P 500 returned 17.46% for the trailing twelve-month period ended November 30, 2020, finishing at an all-time high. U.S. equity markets ended 2019 with solid gains in December 2019, before posting monthly losses in January, February, and March 2020. Global markets plummeted from mid-February through the majority of March due to the spread of the novel coronavirus ("COVID-19"). The spread of COVID-19 prompted shutdowns from global governments, causing global markets to weaken swiftly. The U.S., along with a number of other governments, introduced stimulus measures in late March in order to restart economic growth. These stimulus measures propelled the S&P 500 to climb for five consecutive months from lows seen in April. The S&P 500 fluctuated in September and October over uncertainty in the U.S. election, which ultimately saw Joe Biden win in November. Congress continued to grapple over secondary stimulus measures to combat COVID-19 related economic downfall, but were unable to agree before November 30, 2020. Despite the lack of additional stimulus relief, equity markets rallied in November on news that three COVID-19 vaccine candidates undergoing clinical trials showed high efficacy. Two vaccines were approved for emergency use in the U.K, which prompted investor optimism and drove markets higher into the end of November 2020.

Compared to the S&P 500, the Fund experienced a negative impact (-5.73%) from allocation effect during the period. This impact was largely driven by relative underweight to Information Technology (average weight for the period of 9.55% vs. 26.09% in the S&P 500).

The best performing Fund holdings for the period were the Technology Select Sector SPDR® (XLK), which increased 41.95% and the Consumer Discretionary Select Sector SPDR® (XLY), which saw a gain of 30.05%. The worst performing Fund holdings for the period were the Energy Select Sector SPDR® (XLE) which returned -31.53% and the Financial Select Sector SPDR® (XLF) which returned -5.09%.

Looking forward, the Fund's adviser believes the Fund’s strategy of holding each of the ten sectors (with Information Technology and Telecommunication Service combined) in the S&P 500 via the Select SPDR® Funds can result in a diversified core holding, and potential for market participation in all economic cycles through equal sector weighting.

1 | November 30, 2020

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2020 (Unaudited)

Performance (as of November 30, 2020)

	1 Year	5 Year	10 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	10.37%	11.07%	12.08%	13.56%
ALPS Equal Sector Weight ETF - Market Price*	10.49%	11.10%	12.09%	13.58%
NYSE® Equal Sector Weight Total Return Index	10.64%	11.25%	12.35%	13.84%
S&P 500® Total Return Index	17.46%	13.99%	14.19%	15.36%

Total Expense Ratio (per the current Prospectus) is 0.50%. Net Expense Ratio (per the current Prospectus) is 0.28%. Net expense ratio reflects the reimbursement of distribution fees for underlying sector ETFs. In addition, the Adviser has contractually agreed, through March 31, 2021, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The NYSE® Equal Sector Weight Total Return Index consists of a strategy that holds all active Select Sector SPDR® ETFs in an equal-weighted portfolio. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2020

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2020 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® Total Return Index as of November 30, 2020:

Sector Weighting Comparison (as of November 30, 2020)

	EQL*	S&P 500®	+/-
Financials	9.4%	10.4%	-1.0%
Industrials	9.4%	8.7%	0.7%
Communication Services	9.3%	11.0%	-1.7%
Technology	9.3%	27.6%	-18.3%
Energy	9.2%	2.4%	6.8%
Consumer Discretionary	9.2%	11.3%	-2.1%
Materials	9.1%	2.7%	6.4%
Utilities	9.0%	2.9%	6.1%
Consumer Staples	8.8%	6.8%	2.0%
Healthcare	8.7%	13.7%	-5.0%
Real Estate	8.6%	2.5%	6.1%
Total	100.0%	100.0%

Source: S&P 500®

* % of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2020

ALPS Equal Sector Weight ETF

Disclosure of Fund Expenses	November 30, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expense Ratio(a)	Expenses Paid During Period 6/1/20 - 11/30/20(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$1,172.30	0.15%	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	0.15%	$0.76

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

4 | November 30, 2020

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of ALPS Equal Sector Weight ETF (the "Fund"), one of the funds constituting the ALPS ETF Trust, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 25, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

5 | November 30, 2020

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (99.97%)
Communication Services (9.34%)
Communication Services Select Sector SPDR Fund(a)	234,331	$15,325,247

Consumer Discretionary (9.17%)
Consumer Discretionary Select Sector SPDR Fund(a)	95,662	15,043,806

Consumer Staples (8.81%)
Consumer Staples Select Sector SPDR Fund	216,114	14,460,188

Energy (9.17%)
Energy Select Sector SPDR Fund(a)	409,532	15,054,396

Financials (9.47%)
Financial Select Sector SPDR Fund	557,712	15,549,011

Healthcare (8.72%)
Health Care Select Sector SPDR Fund(a)	130,421	14,312,401

Industrials (9.37%)
Industrial Select Sector SPDR Fund(a)	174,715	15,380,161

Materials (9.06%)
Materials Select Sector SPDR Fund(a)	209,442	14,868,288

Real Estate (8.60%)
Real Estate Select Sector SPDR Fund(a)	386,642	14,112,433

Technology (9.26%)
Technology Select Sector SPDR Fund	123,156	15,207,303

Utilities (9.00%)
Utilities Select Sector SPDR Fund(a)	235,212	14,780,722

TOTAL EXCHANGE TRADED FUNDS
(Cost $124,733,585)		164,093,956

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (11.89%)
Money Market Fund (0.04%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $62,583)	0.01%	62,583	$62,583

Investments Purchased with Collateral from Securities Loaned (11.85%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.11%
(Cost $19,447,425)		19,447,425	19,447,425
TOTAL SHORT TERM INVESTMENTS
(Cost $19,510,008)			19,510,008

TOTAL INVESTMENTS (111.86%)
(Cost $144,243,593)			$183,603,964
LIABILITIES IN EXCESS OF OTHER ASSETS (-11.86%)			(19,463,200)
NET ASSETS - 100.00%			$164,140,764

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $34,849,937.

Common Abbreviations:

SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

6 | November 30, 2020

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2020

ASSETS:
Investments, at value	$183,603,964
Dividends receivable	3,947
Total Assets	183,607,911

LIABILITIES:
Payable to adviser	19,722
Payable for collateral upon return of securities loaned	19,447,425
Total Liabilities	19,467,147
NET ASSETS	$164,140,764

NET ASSETS CONSIST OF:
Paid-in capital	$126,755,197
Total distributable earnings	37,385,567
NET ASSETS	$164,140,764

INVESTMENTS, AT COST	$144,243,593

PRICING OF SHARES
Net Assets	$164,140,764
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,950,000
Net Asset Value, offering and redemption price per share	$84.17

See Notes to Financial Statements.

7 | November 30, 2020

ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2020

INVESTMENT INCOME:
Dividends	$4,039,870
Securities Lending Income	44,253
Total Investment Income	4,084,123

EXPENSES:
Investment adviser fees	564,326
Total Expenses before waiver/reimbursement	564,326
Less fee waiver/reimbursement by investment adviser	(335,545)
Net Expenses	228,781
NET INVESTMENT INCOME	3,855,342

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	17,484,465
Net change in unrealized appreciation/depreciation on investments	(6,901,203)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,583,262
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,438,604

See Notes to Financial Statements.

8 | November 30, 2020

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
OPERATIONS:
Net investment income	$3,855,342	$3,291,025
Net realized gain	17,484,465	4,595,674
Net change in unrealized appreciation/depreciation	(6,901,203)	12,663,405
Net increase in net assets resulting from operations	14,438,604	20,550,104

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,851,925)	(3,395,008)
From tax return of capital	(17,569)	–
Total distributions	(3,869,494)	(3,395,008)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	36,501,060	14,156,882
Cost of shares redeemed	(51,336,731)	(17,646,683)
Net decrease from capital share transactions	(14,835,671)	(3,489,801)
Net increase/(decrease) in net assets	(4,266,561)	13,665,295

NET ASSETS:
Beginning of year	168,407,325	154,742,030
End of year	$164,140,764	$168,407,325

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,150,000	2,200,000
Shares sold	500,000	200,000
Shares redeemed	(700,000)	(250,000)
Shares outstanding, end of period	1,950,000	2,150,000

See Notes to Financial Statements.

9 | November 30, 2020

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Years Presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$78.33	$70.34	$69.28	$59.74	$56.16

INCOME FROM OPERATIONS:
Net investment income(a)	1.91	1.53	1.50	1.37	1.66
Net realized and unrealized gain	5.84	8.03	1.02	10.03	3.11
Total from investment operations	7.75	9.56	2.52	11.40	4.77

DISTRIBUTIONS:
From net investment income	(1.90)	(1.57)	(1.46)	(1.86)	(1.19)
From tax return of capital	(0.01)	–	–	–	–
Total distributions	(1.91)	(1.57)	(1.46)	(1.86)	(1.19)

NET INCREASE IN NET ASSET VALUE	5.84	7.99	1.06	9.54	3.58
NET ASSET VALUE, END OF PERIOD	$84.17	$78.33	$70.34	$69.28	$59.74
TOTAL RETURN(b)	10.37%	13.86%	3.66%	19.46%	8.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$164,141	$168,407	$154,742	$166,284	$140,391

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income excluding waiver/reimbursement to average net assets	2.31%	1.89%	1.92%	1.92%	2.71%
Ratio of net investment income including waiver/reimbursement to average net assets	2.53%	2.11%	2.14%	2.14%	2.93%
Portfolio turnover rate(c)	11%	4%	14%	5%	13%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2020

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2020, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2020

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments as of November 30, 2020:

ALPS Equal Sector Weight ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds*	$164,093,956	$–	$–	$164,093,956
Short Term Investments	19,510,008	–	–	19,510,008
Total	$183,603,964	$–	$–	$183,603,964

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2020.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

12 | November 30, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2020

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Equal Sector Weight ETF	$18,688,206	$(18,688,206)

The tax character of the distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
ALPS Equal Sector Weight ETF	$3,851,925	$–	$17,569

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
ALPS Equal Sector Weight ETF	$3,395,008	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2020, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$226,451	$1,646,157

As of November 30, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:

ALPS Equal Sector Weight ETF
Accumulated net realized loss on investments	(1,872,608)
Net unrealized appreciation on investments	39,258,175
Total	$37,385,567

As of November 30, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Equal Sector Weight ETF
Gross appreciation (excess of value over tax cost)	$46,308,458
Gross depreciation (excess of tax cost over value)	(7,050,283)
Net unrealized appreciation (depreciation)	$39,258,175
Cost of investments for income tax purposes	$144,345,789

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

13 | November 30, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2020

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Equal Sector Weight ETF	$34,849,937	$19,447,425	$16,746,091	$36,193,516

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

14 | November 30, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2020

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2020:

ALPS Equal Sector Weight ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$19,447,425	$–	$–	$–	$19,447,425
Total Borrowings					19,447,425
Gross amount of recognized liabilities for securities lending (collateral received)					$19,447,425

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2021. The waiver may only be terminated by the Fund's Board of Trustees prior to such date.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to equal 0.03% annually.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective July 1, 2020, each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to July 1, 2020, each Trustee who is not considered an "interested person" (as defined in the 1940 Act), received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. From January 1, 2020 to June 30, 2020, the Interested Trustee received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

15 | November 30, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2020

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2020 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$16,037,711	$16,231,087

For the year ended November 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$36,501,287	$51,139,434

For the year ended November 30, 2020, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $18,436,167.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET DISRUPTIONS RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

16 | November 30, 2020

ALPS Equal Sector Weight ETF

Additional Information	November 30, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	98.34%	98.86%

In early 2020, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENT

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

17 | November 30, 2020

ALPS Equal Sector Weight ETF

Board Considerations Regarding Approval of	November 30, 2020 (Unaudited)
Investment Advisory Agreement

At a meeting held on June 24, 2020 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Equal Sector Weight ETF (“EQL” or the “Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Board considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its benchmark. The Board also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for the Fund is higher than the median of its FUSE expense group. The Fund’s net expense ratio, however, is lower than the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | November 30, 2020

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2020 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	35	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	35	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018-present.	18	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2020

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2020 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	30	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2020

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2020 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All- Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes,*** 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod,*** 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.
Cara Owen,*** 1981	Assistant Secretary	Since March 2020	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc.; Vice President and Secretary, Boulder Growth & Income Fund, Inc.; Assistant Secretary, James Advantage Funds (since August 2019). Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019).

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.
***	Effective December 7, 2020, Mr. Noyes and Ms. Akselrod resigned from their respective positions held with the Trust. As of the same date, Ms. Owen was appointed to the position of Secretary and Jen Craig as Assistant Secretary.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

21 | November 30, 2020

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2020

ALPS Clean Energy ETF (Cboe BZX: ACES)

ALPS Disruptive Technologies ETF (Cboe BZX: DTEC)

ALPS Medical Breakthroughs ETF (NYSE ARCA: SBIO)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	4
ALPS Medical Breakthroughs ETF	7
Disclosure of Fund Expenses	10
Report of Independent Registered Public Accounting Firm	11
Financial Statements
Schedule of Investments
ALPS Clean Energy ETF	12
ALPS Disruptive Technologies ETF	14
ALPS Medical Breakthroughs ETF	16
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets
ALPS Clean Energy ETF	20
ALPS Disruptive Technologies ETF	21
ALPS Medical Breakthroughs ETF	22
Financial Highlights	23
Notes to Financial Statements	26
Additional Information	35
Board Considerations Regarding Approval of Investment Advisory Agreements	39
Trustees & Officers	40

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Clean Energy ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

The ALPS Clean Energy ETF (the “Fund” or “ACES”) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Total Return Index (ticker symbol NACEX) (the “Underlying Index”). The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company, which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology.

Performance Overview

For the twelve month period ended November 30, 2020, the Fund generated a total return of 120.45%. Performance was in-line with the Fund’s Underlying Index, net of fees, which returned 121.39%. The Fund outperformed the S&P 1000 Total Return Index, which returned 8.56% for the same period.

The S&P 1000 Total Return Index returned 8.56% for the trailing twelve month period ended November 30, 2020, finishing at an all-time high once again. U.S. equity markets ended 2019 with solid gains in December 2019, before posting monthly losses in January, February, and March 2020. Global markets plummeted from mid-February through the majority of March due to the spread of the novel coronavirus ("COVID-19"). The spread of COVID-19 prompted shutdowns from global governments, causing global markets to weaken swiftly. The U.S., along with a number of other governments, introduced stimulus measures in late March in order to restart economic growth. These stimulus measures propelled U.S. equity markets to climb for five consecutive months from lows seen in April. U.S. equity markets fluctuated in September and October over uncertainty in the U.S. election, which ultimately saw Joe Biden win in November. Congress continued to grapple over secondary stimulus measures to combat COVID-19 related economic downfall, but were unable to agree before November 30, 2020. However, November also showed positive initial vaccine results from three candidates boosting markets. Two vaccines were approved for emergency use in the U.K., which prompted investor optimism and drove markets higher into the end of November 2020.

COVID-19 accelerated the adoption of clean energy mandates and legislation throughout 2020. President-elect Joe Biden, unveiled a $2 trillion plan to invest in clean energy infrastructure with the goal of 100% clean-electricity in the U.S. by 2035. China is expected to account for 40% of the global renewable capacity expansion between 2019 and 2024 and reach almost 16% renewable electricity generation by 2030. The European Union approved the largest Green stimulus plan in history, agreeing to pour more than 500 billion Euros into everything from electric cars to renewable energy and agriculture. Governments across the world are ramping up investment into clean energy amid the global pandemic to try to ensure a cleaner future.

The best performing stocks in the Fund for the period were Tesla, Inc. (TSLA), which increased 760.16%, Plug Power, Inc. (PLUG), which saw a gain of 576.67%, and Enphase Energy, Inc. (ENPH), which rose 524.46%. The largest detractors were Maxeon Solar Technologies (MAXN), which decreased 27.89%, Workhorse Group, Inc. (WKHS), which fell 17.09%, and REX American Resources Corp. (REX), which lost 10.55%.

The Fund's adviser believes the Fund’s underlying index has a differentiated approach to investing in the clean energy sector. First, by narrowing the list of constituents to companies whose primary operations are focused on clean energy, the Fund offers more pure-play exposure to the clean energy sector. Second, constituents are diversified across the sector and offer exposure to the full opportunity set of the transition from fossil fuels to renewable energy. Lastly, focusing on U.S. and Canadian based companies helps to further minimize the risk of investing in a global industry by reducing risks related to foreign holdings, including currency exchange rates, financial disclosures, and regulatory and policy changes.

1 | November 30, 2020

ALPS Clean Energy ETF

Performance Overview	November 30, 2020 (Unaudited)

Fund Performance (as of November 30, 2020)

	1 Year	Since Inception^
ALPS Clean Energy ETF - NAV	120.45%	55.21%
ALPS Clean Energy ETF - Market Price*	119.72%	55.25%
S&P 1000® Total Return Index	8.56%	4.98%
CIBC Atlas Clean Energy Total Return Index	121.39%	56.28%

Total Expense Ratio (per the current prospectus) is 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 28, 2018, with the first day of trading on the exchange of June 29, 2018.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

CIBC Atlas Clean Energy Total Return Index is an adjusted market cap weighted index designed to provide exposure to a diverse set of U.S. or Canadian based companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include but are not limited to: solar, wind, hydro, geothermal, electric vehicles, LED, biomass, smart grid, energy efficiency and storage. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Clean Energy ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Clean Energy ETF.

2 | November 30, 2020

ALPS Clean Energy ETF

Performance Overview	November 30, 2020 (Unaudited)

Top Ten Holdings* (as of November 30, 2020)

Plug Power, Inc.	8.07%
Enphase Energy, Inc.	7.12%
Sunrun, Inc.	6.87%
Cree, Inc.	5.22%
Brookfield Renewable Partners LP	4.96%
Tesla, Inc.	4.93%
Universal Display Corp.	4.67%
First Solar, Inc.	4.56%
Northland Power, Inc.	4.36%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	4.14%
Total % of Top 10 Holdings	54.90%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Clean Energy Segment Allocation* (as of November 30, 2020)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2020

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

ALPS Disruptive Technologies ETF (the “Fund” or “DTEC”) seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Net Total Return Index (ticker symbol IDTEC) (the “Underlying Index”). The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly.

Performance Overview

For the twelve-month period ended November 30, 2020, the Fund generated a total return of 35.42%. Performance, net of fees, was in-line with the Fund’s Underlying Index, which returned 36.02%. The Fund outperformed the Morningstar Global Markets Index, which returned 14.52% for the same period.

The S&P 500® Index (the "S&P 500") returned 17.46% for the trailing twelve-month period ended November 30, 2020, finishing at an all-time high once again. U.S. equity markets ended 2019 with solid gains in December 2019, before posting monthly losses in January, February, and March 2020. Global markets plummeted from mid-February through the majority of March due to the spread of the novel coronavirus ("COVID-19"). The spread of COVID-19 prompted shutdowns from global governments, causing global markets to weaken swiftly. The U.S., along with a number of other governments, introduced stimulus measures in late March in order to restart economic growth. These stimulus measures propelled the S&P 500 to climb for five consecutive months from lows seen in April. The S&P 500 fluctuated in September and October over uncertainty in the U.S. election, which ultimately saw Joe Biden win in November. Congress continued to grapple over secondary stimulus measures to combat COVID-19 related economic downfall, but were unable to agree before November 30, 2020. However, November also showed positive initial vaccine results from three candidates boosting markets. Two vaccines were approved for emergency use, which prompted investor optimism and drove markets higher into the end of November 2020.

Developed Markets (ex-U.S.), as represented by the Morningstar Developed Markets ex-North America Index, returned 6.96% for the trailing twelve-month period ended November 30, 2020. The U.S. Dollar weakened relative to the Euro, which contributed to positive performance from a U.S. investor’s perspective.

After starting the year relatively flat, developed international markets declined sharply in February and March amid the global COVID-19 pandemic. Developed nations in Europe and Asia saw significant losses as many countries ordered nationwide shutdowns in order to combat the spread of the highly infectious virus. Stimulus measures were later introduced across the globe, including massive measures by the European Union, Japan, Australia, and the U.K., to reinvigorate local economies. The stimulus measures and gradual reopening of economies spurred a healthy recovery for the remainder of the year from lows seen in late March. In November, three COVID-19 vaccine candidates showed efficacy against the virus in clinical testing, prompting investor optimism and gains in international developed markets. The trailing twelve-month period ended November 30, 2020 also saw a noticeable shift to value from growth, especially in the second half of the year when economies reopened. Many developed nations in Europe, particularly the U.K., France, Italy and Germany, saw a heavy resurgence of COVID-19 cases in the fall which led to partial lockdowns in November. Despite COVID-19 related volatility seen since the pandemic began in February, international developed markets in Asia and Europe ended the year higher.

DTEC employs an equal weighted strategy to its disruptive themes, resulting in 10 sub-themes, each with a 10% holding. The Fund picks the top 10 names from its universe that most represent the specific theme. All 10 themes were positive this year. Clean Energy & Smart Grid, adding 6.50% to return, was the largest contributor for the time period. Within that theme, SolarEdge Technologies, Inc. (SEDG), a solar power company, accounted for 1.19% of that contribution after gaining 240.62% during the time period. The worst performing thematic category was Internet of Things (IoT), although still contributing 2.69%. Landis+Gyr Group AG (LAND SW), an energy meter and related software manufacturer, was the worst performer in the theme, losing -42.32% and detracting -0.46%.

Looking forward, the Fund's adviser believes the Fund’s strategy of selecting the top disruptive themes in the market today is designed to provide exposure to high-growth areas of the market relative to the Morningstar Global Markets Index.

4 | November 30, 2020

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2020 (Unaudited)

Fund Performance (as of November 30, 2020)

	1 Year	Since Inception^
ALPS Disruptive Technologies ETF - NAV	35.42%	20.56%
ALPS Disruptive Technologies ETF - Market Price*	35.14%	20.58%
Indxx Disruptive Technologies Net Total Return Index	36.02%	20.89%
Morningstar® Global Markets Net Return Index	14.52%	8.20%

Total Expense Ratio (per the current prospectus) is 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www. alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on December 28, 2017, with the first day of trading on the exchange of December 29, 2017.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Indxx Disruptive Technologies Net Total Return Index (Ticker: IDTEC) is based around companies that enter traditional markets with new digital forms of production and distribution, are likely to disrupt an existing market and value network, displace established market leading firms, products and alliances and increasingly gain market share. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The Morningstar® Global Markets Net Return Index, measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Disruptive Technologies ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Disruptive Technologies ETF.

5 | November 30, 2020

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2020 (Unaudited)

Top Ten Holdings* (as of November 30, 2020)

Xinjiang Goldwind Science & Technology Co., Ltd.	1.73%
Brooks Automation, Inc.	1.46%
Xinyi Solar Holdings, Ltd.	1.38%
Square, Inc.	1.31%
SolarEdge Technologies, Inc.	1.30%
Align Technology, Inc.	1.28%
Brookfield Renewable Partners LP	1.26%
StoneCo, Ltd.	1.25%
Xero, Ltd.	1.24%
GMO Payment Gateway, Inc.	1.24%
Total % of Top 10 Holdings	13.45%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Thematic Allocation* (as of November 30, 2020)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2020

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund” or “SBIO”) seeks investment results that correspond (before fees and expenses) generally to the performance of the S-Network® Medical Breakthroughs Total Return Index (the “Underlying Index”). The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depository receipts based on such securities).

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is comprised of small- and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III of the U.S. Food and Drug Administration ("FDA") clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital ("cash burn rates") for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Performance Overview

For the twelve-month period ended November 30, 2020, the Fund generated a total return of 24.07%, in-line with the Fund’s Underlying Index, net of fees, which returned 24.52%. The Fund outperformed the broad market, as represented by the S&P 500® Index (the "S&P 500"), which return of 17.46% for the period, and also outperformed the NASDAQ Biotechnology Total Return Index’s return of 22.01% as the small- and mid-cap (SMID) biotech companies, in general, continued to release encouraging clinical trial results.

The S&P 500 declined 19.60% during the first quarter of 2020 as investors retreated from the equity markets due to the spread of the novel coronavirus ("COVID-19"), culminating into a global pandemic. However, investor sentiment reversed during the 2nd half of the year as biotech companies moved quickly to develop a vaccine to combat the pandemic. In addition, the fiscal stimulus bill passed by Congress and a supportive monetary policy enacted by the U.S. Federal Reserve were also key components that contributed to the reverse in market sentiment in the U.S.

Specifically for the biotech industry, during the 2nd half of 2020, acquisition activity lifted valuations in the space as investors appeared optimistic that the large amount of acquisition activity of SMID biotech companies seen in 2019, where drug manufactures spent approximately $342 billion on acquisitions, would continue into 2020. During the one year period ended November 30, 2020, four SBIO constituents were acquired at an average premium of roughly 64%. In addition, investors appeared to take note of the industry’s results and pace of innovation in developing new forms of treatments for diseases. Of note, immunotherapy-based techniques realized a milestone in November 2020 when the first mRNA-based vaccine, which was developed to combat COVID-19, was granted regulatory emergency use in the U.K., reinforcing the strong use-case in immune-based therapies.

The Fund’s volatility during the year was relatively higher than the S&P 500, but not unusual for the biotech industry as the space typically carries a higher beta relative to the broad market. Despite increased volatility, in part due to the pandemic, for the period, SBIO finished the period on a strong note, reaching all-time highs in November of 2020.

The best performing stocks in the Fund for the period were Fate Therapeutics, Inc. (FATE), Scholar Rock Holding Corp. (SRRK), and Replimune Group, Inc (REPL), which returned 274.30%, 254.18%, and 249.19%, respectively. In contrast, the worst performing stocks for the period were Intercept Pharmaceuticals, Inc. (ICPT), Gossamer Bio, Inc. (GOSS), and Assembly Biosciences, Inc. (ASMB), which declined 70.24%, 65.33%, and 64.46%, respectively.

Due to the high failure rate of companies within the space, the non-traditional metrics used to evaluate biotech companies, and the technical knowledge required to succeed in the space, biotechnology is a difficult industry for stock pickers. This environment makes a passive strategy attractive, as it provides a diversified, rules- based access vehicle for those looking to gain exposure to the biotechnology space, while mitigating single stock risk. The Fund and its Underlying Index focus on innovation, seeking to capture research and development opportunities in the biotechnology industry. Looking forward we believe the Fund’s strategy of providing exposure to small- and mid-cap biotechnology companies that have one or more drugs in either Phase II or Phase III FDA clinical trials can provide potential alpha and pure-play exposure to the biotech space.

7 | November 30, 2020

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2020 (Unaudited)

Fund Performance (as of November 30, 2020)

	1 Year	5 Year	Since Inception^
ALPS Medical Breakthroughs ETF - NAV	24.07%	9.74%	13.19%
ALPS Medical Breakthroughs ETF - Market Price*	24.14%	9.76%	13.21%
S-Network Medical Breakthroughs Total Return Index	24.52%	10.05%	13.55%
NASDAQ Biotechnology Total Return Index	22.01%	5.95%	6.73%

Total Expense Ratio (per the current prospectus) is 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.844.234.5852.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 31, 2014.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

NASDAQ Biotechnology Total Return Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of all the NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S-Network Medical Breakthroughs Total Return Index (Ticker: PMBI) is designed to capture research and development opportunities in the biotechnology industry. PMBI consists of small-cap and mid-cap biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

8 | November 30, 2020

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2020 (Unaudited)

Top Ten Holdings* (as of November 30, 2020)

Mirati Therapeutics, Inc.	6.49%
Acceleron Pharma, Inc.	4.33%
Arrowhead Pharmaceuticals, Inc.	3.92%
Kodiak Sciences, Inc.	3.74%
Blueprint Medicines Corp.	3.66%
United Therapeutics Corp.	3.61%
Allakos, Inc.	3.20%
Fate Therapeutics, Inc.	3.11%
Emergent BioSolutions, Inc.	2.66%
PTC Therapeutics, Inc.	2.59%
Total % of Top 10 Holdings	37.31%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Sector Allocation* (as of November 30, 2020)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2020

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expense Ratio(a)	Expenses Paid During Period 6/1/20 - 11/30/20(b)
ALPS Clean Energy ETF
Actual	$1,000.00	$1,949.10	0.65%	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29
ALPS Disruptive Technologies ETF
Actual	$1,000.00	$1,277.60	0.50%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$1,181.60	0.50%	$2.73
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.
10 | November 30, 2020

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF and ALPS Medical Breakthroughs ETF (the "Funds"), three of the funds constituting the ALPS ETF Trust, as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the ALPS ETF Trust	Statement of Operations, For the Year Ended	Statements of Changes in Net Assets for each of the Years in the Period then Ended	Financial Highlights for each of the Years in the Period then Ended
ALPS Clean Energy ETF	November 30, 2020	November 30, 2020 and November 30, 2019	November 30, 2020, 2019 and for the period June 28, 2018 (commencement of operations) to November 30, 2018
ALPS Disruptive Technologies ETF	November 30, 2020	November 30, 2020 and November 30, 2019	November 30, 2020, 2019 and for the period December 28, 2017 (commencement of operations) to November 30, 2018
ALPS Medical Breakthroughs ETF	November 30, 2020	November 30, 2020 and November 30, 2019	November 30, 2020, Five years

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 25, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

11 | November 30, 2020

ALPS Clean Energy ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (89.77%)
Consumer Discretionary (8.28%)
Arcimoto, Inc.(a)(b)	138,190	$1,865,565
Blink Charging Co.(a)(b)	150,261	3,794,090
Tesla, Inc.(a)	52,869	30,008,445
Workhorse Group, Inc.(a)(b)	582,525	14,778,659
Total Consumer Discretionary		50,446,759

Energy (2.33%)
Renewable Energy Group, Inc.(a)	245,086	14,234,594

Financials (4.13%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	461,265	25,212,745

Industrials (28.39%)
Acuity Brands, Inc.	199,181	23,646,768
Ameresco, Inc., Class A(a)	140,590	6,263,285
American Superconductor Corp.(a)(b)	122,833	2,441,920
Ballard Power Systems, Inc.(a)(b)	1,178,188	24,188,200
Covanta Holding Corp.	754,464	9,355,354
Orion Energy Systems, Inc.(a)	165,149	1,704,338
Plug Power, Inc.(a)(b)	1,863,501	49,177,791
Sunrun, Inc.(a)	652,574	41,816,942
TPI Composites, Inc.(a)	220,494	8,870,474
Willdan Group, Inc.(a)	72,398	2,814,834
Xebec Adsorption, Inc.(a)(b)	577,970	2,665,774
Total Industrials		172,945,680

Information Technology (26.83%)
Cleanspark, Inc.(a)(b)	104,240	1,136,216
Cree, Inc.(a)(b)	351,876	31,806,072
Enphase Energy, Inc.(a)	317,410	43,348,684
First Solar, Inc.(a)	296,958	27,744,786
Itron, Inc.(a)	249,794	19,636,306
SunPower Corp.(a)(b)	517,346	11,464,387
Universal Display Corp.	124,224	28,452,265
Total Information Technology		163,588,716

Utilities (19.81%)
Boralex, Inc., Class A(b)	649,655	20,529,638
Clearway Energy, Inc., Class C	514,604	15,062,459
Innergex Renewable Energy, Inc.(b)	825,502	16,335,875
Northland Power, Inc.(b)	773,973	26,526,172
Ormat Technologies, Inc.(b)	257,253	20,274,109

Security Description	Shares	Value
Utilities (continued)
Sunnova Energy International, Inc.(a)	311,046	$12,600,473
TransAlta Renewables, Inc.(b)	680,753	9,403,795
Total Utilities		120,732,521

TOTAL COMMON STOCKS
(Cost $326,292,144)		547,161,015

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (10.04%)
Energy (1.20%)
Enviva Partners LP	163,619	7,303,952

Utilities (8.84%)
Brookfield Renewable Partners LP	475,225	30,203,335
NextEra Energy Partners LP	373,074	23,679,007
Total Utilities		53,882,342

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $46,413,613)		61,186,294

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (10.89%)
Money Market Fund (0.12%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $704,665)	0.01%	704,665	704,665

Investments Purchased with Collateral from Securities Loaned (10.77%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.11%
(Cost $65,666,202)		65,666,202	65,666,202

TOTAL SHORT TERM INVESTMENTS
(Cost $66,370,867)			66,370,867

TOTAL INVESTMENTS (110.71%)
(Cost $439,076,624)			$674,718,176
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.71%)			(65,261,074)
NET ASSETS - 100.00%			$609,457,102
12 | November 30, 2020

ALPS Clean Energy ETF

Schedule of Investments	November 30, 2020

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $99,021,147.

See Notes to Financial Statements.

13 | November 30, 2020

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (98.65%)
Communication Services (1.92%)
Netflix, Inc.(a)	2,732	$1,340,592
Spotify Technology SA(a)	5,301	1,544,552
Total Communication Services		2,885,144

Consumer Discretionary (2.99%)
Garmin, Ltd.	13,214	1,542,867
iRobot Corp.(a)(b)	16,917	1,326,800
Vivint Smart Home, Inc.(a)	74,371	1,638,393
Total Consumer Discretionary		4,508,060

Financials (2.77%)
American Express Co.	12,781	1,515,699
Moody's Corp.	4,627	1,306,387
S&P Global, Inc.	3,814	1,341,689
Total Financials		4,163,775

Health Care (8.49%)
ABIOMED, Inc.(a)	4,828	1,323,355
Align Technology, Inc.(a)	4,004	1,927,086
Boston Scientific Corp.(a)	32,057	1,062,690
DexCom, Inc.(a)	3,366	1,076,043
DiaSorin SpA	7,342	1,546,643
Insulet Corp.(a)	6,165	1,588,782
Intuitive Surgical, Inc.(a)	1,863	1,352,630
ResMed, Inc.	7,632	1,599,667
Smith & Nephew PLC,
Sponsored ADR	32,753	1,288,831
Total Health Care		12,765,727

Industrials (17.18%)
ABB, Ltd., Sponsored ADR(b)	50,612	1,333,120
ADT, Inc.	120,053	932,812
AeroVironment, Inc.(a)	20,383	1,740,504
Experian PLC	34,713	1,224,511
FANUC Corp.	6,614	1,606,936
IHS Markit, Ltd.	17,020	1,692,808
Proto Labs, Inc.(a)	8,751	1,209,038
RELX PLC, Sponsored ADR(b)	57,553	1,345,589
Schneider Electric SE	10,400	1,447,115
Sensata Technologies Holding PLC(a)	31,138	1,520,469
Siemens Gamesa Renewable Energy SA	50,110	1,789,024
Sunrun, Inc.(a)	23,374	1,497,806
Thomson Reuters Corp.	17,271	1,368,966
Verisk Analytics, Inc.	7,234	1,434,575
Vestas Wind Systems A/S	8,745	1,787,482
Wolters Kluwer NV	15,461	1,296,516

Security Description	Shares	Value
Industrials (continued)
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	1,622,800	$2,600,316
Total Industrials		25,827,587

Information Technology (63.30%)
Adobe, Inc.(a)	2,756	1,318,663
Adyen NV(a)(c)(d)	811	1,549,774
Afterpay, Ltd.(a)	23,823	1,661,460
Alarm.com Holdings, Inc.(a)	22,953	1,742,362
ams AG(a)	72,227	1,843,925
ANSYS, Inc.(a)	4,137	1,398,554
Autodesk, Inc.(a)	5,754	1,612,443
Avast PLC(c)(d)	187,323	1,268,632
Black Knight, Inc.(a)	16,054	1,470,867
Brooks Automation, Inc.	30,128	2,199,043
Check Point Software Technologies, Ltd.(a)(b)	11,121	1,308,719
Cognex Corp.	20,994	1,577,490
Crowdstrike Holdings, Inc.(a)	10,153	1,556,252
Dassault Systemes SE	7,055	1,304,830
Datadog, Inc.(a)	16,280	1,610,418
Dynatrace, Inc.(a)	33,582	1,276,788
FARO Technologies, Inc.(a)	23,704	1,567,308
Fidelity National Information Services, Inc.	9,005	1,336,432
First Solar, Inc.(a)	18,794	1,755,923
Fiserv, Inc.(a)	13,827	1,592,594
FleetCor Technologies, Inc.(a)	5,629	1,492,867
Fortinet, Inc.(a)	11,247	1,385,968
Global Payments, Inc.	7,806	1,523,653
GMO Payment Gateway, Inc.	13,300	1,865,057
Guidewire Software, Inc.(a)	12,059	1,476,986
Intuit, Inc.	4,097	1,442,226
Itron, Inc.(a)	22,769	1,789,871
Keyence Corp.	3,076	1,570,116
Mastercard, Inc., Class A	3,948	1,328,541
Materialise NV, ADR(a)(b)	31,656	1,378,935
Nemetschek SE	17,619	1,393,412
NortonLifeLock, Inc.	58,450	1,065,544
Nuance Communications, Inc.(a)(b)	42,754	1,843,979
Okta, Inc.(a)	6,617	1,621,430
Omron Corp.	17,100	1,544,569
Pagseguro Digital, Ltd.(a)	35,836	1,697,193
Palo Alto Networks, Inc.(a)	5,541	1,628,611
PayPal Holdings, Inc.(a)	6,910	1,479,569
Proofpoint, Inc.(a)	12,827	1,327,466
PTC, Inc.(a)	15,678	1,690,872

14 | November 30, 2020

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
Information Technology (continued)
Qorvo, Inc.(a)	10,813	$1,694,181
Renishaw PLC(a)	20,541	1,533,524
salesforce.com, Inc.(a)	5,301	1,302,986
SAP SE, Sponsored ADR	8,260	1,000,782
ServiceNow, Inc.(a)	2,901	1,550,730
Silicon Laboratories, Inc.(a)	13,734	1,609,762
Skyworks Solutions, Inc.	9,713	1,371,184
SolarEdge Technologies, Inc.(a)	7,022	1,951,976
Splunk, Inc.(a)	6,812	1,390,874
Square, Inc.(a)	9,310	1,964,038
SS&C Technologies Holdings, Inc.	22,084	1,521,367
StoneCo, Ltd.(a)	25,732	1,884,097
Stratasys, Ltd.(a)(b)	91,016	1,556,374
Temenos AG	8,224	1,038,916
Trend Micro, Inc.(b)	21,837	1,185,975
Visa, Inc., Class A	6,516	1,370,641
VMware, Inc., Class A(a)(b)	9,392	1,313,847
Workday, Inc., Class A(a)	6,337	1,424,494
Xero, Ltd.(a)	19,247	1,871,988
Xinyi Solar Holdings, Ltd.(b)	1,134,000	2,068,721
Zoom Video Communications, Inc.(a)	3,416	1,634,078
Zscaler, Inc.(a)	9,906	1,542,860
Total Information Technology		95,282,737

Real Estate (0.82%)
Equinix, Inc.	1,767	1,232,995

Utilities (1.18%)
China Longyuan Power Group Corp., Ltd., Class H	2,119,000	1,782,453

TOTAL COMMON STOCKS
(Cost $109,594,127)		148,448,478

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (1.26%)
Utilities (1.26%)
Brookfield Renewable Partners LP	29,711	1,888,308

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,048,268)		1,888,308

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.35%)
Money Market Fund (0.07%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $98,424)	0.01%	98,424	$98,424

Investments Purchased with Collateral from Securities Loaned (3.29%)

State Street Navigator Securities Lending Government Money Market Portfolio, 0.11%
(Cost $4,944,275)		4,944,275	4,944,275
TOTAL SHORT TERM INVESTMENTS
(Cost $5,042,699)			5,042,699

TOTAL INVESTMENTS (103.27%)
(Cost $115,685,094)			$155,379,485
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.27%)			(4,920,444)
NET ASSETS - 100.00%			$150,459,041

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $7,829,890.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,818,406, representing 1.87% of net assets.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2020, the market value of those securities was $2,818,406 representing 1.87% of net assets.

See Notes to Financial Statements.

15 | November 30, 2020

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (100.01%)
Biotechnology (100.01%)
Acceleron Pharma, Inc.(a)	89,046	$10,513,661
Adaptimmune Therapeutics PLC, ADR(a)(b)	229,954	1,152,070
Affimed NV(a)(b)	136,756	730,277
Akero Therapeutics, Inc.(a)(b)	51,608	1,485,278
Albireo Pharma, Inc.(a)	28,233	1,050,550
Alector, Inc.(a)(b)	117,880	1,545,407
Alkermes PLC(a)	237,114	4,329,702
Allakos, Inc.(a)(b)	72,639	7,774,552
AnaptysBio, Inc.(a)	40,609	1,047,306
Apellis Pharmaceuticals, Inc.(a)(b)	112,443	5,300,563
Aprea Therapeutics, Inc.(a)(b)	31,501	795,085
Aravive, Inc.(a)(b)	23,829	138,446
Arcturus Therapeutics Holdings, Inc.(a)(b)	36,263	3,327,493
Arcutis Biotherapeutics, Inc.(a)(b)	56,802	1,540,470
Ardelyx, Inc.(a)	132,580	835,254
Arena Pharmaceuticals, Inc.(a)	85,683	5,643,939
Arrowhead Pharmaceuticals, Inc.(a)	151,937	9,500,621
Assembly Biosciences, Inc.(a)	48,853	281,638
Aurinia Pharmaceuticals, Inc.(a)(b)	188,181	2,860,351
Avrobio, Inc.(a)(b)	54,196	746,279
Bioxcel Therapeutics, Inc.(a)(b)	33,251	1,463,044
Blueprint Medicines Corp.(a)	82,186	8,882,663
Catalyst Pharmaceuticals, Inc.(a)	153,880	563,201
CEL-SCI Corp.(a)(b)	57,442	718,025
ChemoCentryx, Inc.(a)	102,461	5,650,724
Chinook Therapeutics, Inc.(a)	24,145	337,547
Coherus Biosciences, Inc.(a)(b)	106,285	1,962,021
Concert Pharmaceuticals, Inc.(a)	44,135	503,139
Constellation Pharmaceuticals, Inc.(a)(b)	70,640	1,790,018
Cortexyme, Inc.(a)(b)	43,859	2,131,547
Crinetics Pharmaceuticals, Inc.(a)(b)	48,902	653,820
Deciphera Pharmaceuticals, Inc.(a)	83,852	5,182,054
Dicerna Pharmaceuticals, Inc.(a)	110,734	2,798,248
Eidos Therapeutics, Inc.(a)(b)	57,355	5,280,101
Emergent BioSolutions, Inc.(a)	78,687	6,446,826
Enanta Pharmaceuticals, Inc.(a)	29,841	1,229,449

Security Description	Shares	Value
Biotechnology (continued)
Epizyme, Inc.(a)	150,929	$2,073,764
Fate Therapeutics, Inc.(a)	129,154	7,550,989
FibroGen, Inc.(a)(b)	134,128	5,540,828
Frequency Therapeutics, Inc.(a)(b)	50,035	1,436,005
G1 Therapeutics, Inc.(a)(b)	56,538	1,032,384
Global Blood Therapeutics, Inc.(a)(b)	91,077	4,181,345
Gossamer Bio, Inc.(a)(b)	112,785	997,019
Heron Therapeutics, Inc.(a)(b)	135,134	2,341,872
ImmunoGen, Inc.(a)	259,599	1,414,815
InflaRx NV(a)(b)	38,821	160,331
Intercept Pharmaceuticals, Inc.(a)(b)	49,048	1,741,694
Ironwood Pharmaceuticals, Inc.(a)	258,734	2,980,616
IVERIC bio, Inc.(a)	133,117	907,858
KalVista Pharmaceuticals, Inc.(a)	26,622	498,098
Karuna Therapeutics, Inc.(a)(b)	39,582	3,949,096
Karyopharm Therapeutics, Inc.(a)(b)	109,290	1,856,837
Kodiak Sciences, Inc.(a)(b)	66,393	9,073,931
Krystal Biotech, Inc.(a)	29,234	1,606,116
Kura Oncology, Inc.(a)	83,700	3,038,310
Ligand Pharmaceuticals, Inc.(a)	23,904	2,016,780
Madrigal Pharmaceuticals, Inc.(a)	22,961	2,681,615
Magenta Therapeutics, Inc.(a)(b)	71,765	513,120
MediciNova, Inc.(a)(b)	66,873	397,226
MEI Pharma, Inc.(a)	167,358	481,991
MeiraGTx Holdings PLC(a)(b)	55,565	784,578
Merus NV(a)(b)	43,210	740,187
Mirati Therapeutics, Inc.(a)	66,191	15,743,529
Molecular Templates, Inc.(a)(b)	74,246	664,502
MorphoSys AG, ADR(a)	199,192	5,575,384
Oyster Point Pharma, Inc.(a)(b)	38,298	839,875
PDL BioPharma, Inc.(a)	169,531	428,913
ProQR Therapeutics NV(a)(b)	74,575	293,826
PTC Therapeutics, Inc.(a)	100,516	6,289,286
Puma Biotechnology, Inc.(a)(b)	59,012	663,885
Replimune Group, Inc.(a)	59,921	3,096,717
Rigel Pharmaceuticals, Inc.(a)(b)	251,245	761,272
Rocket Pharmaceuticals, Inc.(a)(b)	82,078	2,541,135
Scholar Rock Holding Corp.(a)(b)	44,429	2,213,453
SpringWorks Therapeutics, Inc.(a)(b)	63,975	4,186,524
Syros Pharmaceuticals, Inc.(a)(b)	68,057	554,665

16 | November 30, 2020

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
Biotechnology (continued)
uniQure NV(a)(b)	66,111	$3,178,617
United Therapeutics Corp.(a)	66,015	8,756,230
Vericel Corp.(a)	67,298	1,718,791
Viela Bio, Inc.(a)(b)	81,391	3,120,531
Viking Therapeutics, Inc.(a)(b)	108,212	695,803
Vir Biotechnology, Inc.(a)(b)	188,856	6,020,729
Voyager Therapeutics, Inc.(a)	55,663	463,116
XBiotech, Inc.(a)(b)	43,103	821,543
Xenon Pharmaceuticals, Inc.(a)(b)	52,048	618,851
XOMA Corp.(a)(b)	16,372	542,077
Y-mAbs Therapeutics, Inc.(a)	59,509	3,027,223
Zymeworks, Inc.(a)	67,854	3,572,513
Total Biotechnology		242,577,764

TOTAL COMMON STOCKS
(Cost $192,196,526)		242,577,764

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (10.76%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $39,915)	0.01%	39,915	39,915

Investments Purchased with Collateral from Securities Loaned (10.75%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.11%
(Cost $26,047,359)		26,047,359	26,047,359
TOTAL SHORT TERM INVESTMENTS
(Cost $26,087,274)			26,087,274

TOTAL INVESTMENTS (110.77%)
(Cost $218,283,800)			$268,665,038
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.78%)			(26,123,008)
NET ASSETS - 100.00%			$242,542,030

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $44,040,825.

See Notes to Financial Statements.

17 | November 30, 2020

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2020

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value	$674,718,176	$155,379,485	$268,665,038
Foreign Currency, at value (Cost $33,294, $– and $–)	33,294	–	–
Dividends receivable	651,812	80,614	18,128
Receivable for shares sold	3,502,627	–	–
Total Assets	678,905,909	155,460,099	268,683,166

LIABILITIES:
Payable to adviser	280,641	56,783	93,777
Payable for investments purchased	3,501,964	–	–
Payable for collateral upon return of securities loaned	65,666,202	4,944,275	26,047,359
Total Liabilities	69,448,807	5,001,058	26,141,136
NET ASSETS	$609,457,102	$150,459,041	$242,542,030

NET ASSETS CONSIST OF:
Paid-in capital	$379,347,849	$114,534,241	$269,332,193
Total distributable earnings	230,109,253	35,924,800	(26,790,163)
NET ASSETS	$609,457,102	$150,459,041	$242,542,030

INVESTMENTS, AT COST	$439,076,624	$115,685,094	$218,283,800

PRICING OF SHARES
Net Assets	$609,457,102	$150,459,041	$242,542,030
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	8,700,002	3,500,002	4,950,000
Net Asset Value, offering and redemption price per share	$70.05	$42.99	$49.00

See Notes to Financial Statements.

18 | November 30, 2020

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2020

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividends*	$2,246,306	$1,069,052	$78,347
Securities Lending Income	749,461	83,713	253,619
Total Investment Income	2,995,767	1,152,765	331,966

EXPENSES:
Investment adviser fees	1,601,573	472,157	979,880
Total Expenses	1,601,573	472,157	979,880
NET INVESTMENT INCOME/(LOSS)	1,394,194	680,608	(647,914)

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain/(loss) on investments	25,470,242	(462)	8,402,482
Net realized loss on foreign currency transactions	(7,833)	(27,511)	–
Total net realized gain/(loss)	25,462,409	(27,973)	8,402,482
Net change in unrealized appreciation on investments	221,185,722	30,917,821	25,696,634
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(60)	616	–
Total net change in unrealized appreciation	221,185,662	30,918,437	25,696,634
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	246,648,071	30,890,464	34,099,116
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$248,042,265	$31,571,072	$33,451,202
*Net of foreign tax withholding.	$201,029	$33,416	$–

See Notes to Financial Statements.

19 | November 30, 2020

ALPS Clean Energy ETF

Statement of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$1,394,194	$622,902
Net realized gain/(loss)	25,462,409	(376,469)
Net change in unrealized appreciation	221,185,662	14,645,242
Net increase in net assets resulting from operations	248,042,265	14,891,675

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(671,822)	(391,478)
From tax return of capital	(1,796,052)	(652,198)
Total distributions	(2,467,874)	(1,043,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	307,508,147	77,603,077
Cost of shares redeemed	(49,984,572)	(1,362,989)
Net increase from capital share transactions	257,523,575	76,240,088
Net increase in net assets	503,097,966	90,088,087

NET ASSETS:
Beginning of year	106,359,136	16,271,049
End of year	$609,457,102	$106,359,136

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,300,002	650,002
Shares sold	6,400,000	2,700,000
Shares redeemed	(1,000,000)	(50,000)
Shares outstanding, end of period	8,700,002	3,300,002

See Notes to Financial Statements.

20 | November 30, 2020

ALPS Disruptive Technologies ETF

Statement of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$680,608	$295,771
Net realized loss	(27,973)	(1,828,096)
Net change in unrealized appreciation	30,918,437	12,543,297
Net increase in net assets resulting from operations	31,571,072	11,010,972

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(330,120)	(147,001)
Total distributions	(330,120)	(147,001)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	50,822,701	22,068,308
Cost of shares redeemed	(6,514,699)	(6,505,138)
Net increase from capital share transactions	44,308,002	15,563,170
Net increase in net assets	75,548,954	26,427,141

NET ASSETS:
Beginning of year	74,910,087	48,482,946
End of year	$150,459,041	$74,910,087

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,350,002	1,850,002
Shares sold	1,350,000	750,000
Shares redeemed	(200,000)	(250,000)
Shares outstanding, end of period	3,500,002	2,350,002

See Notes to Financial Statements.

21 | November 30, 2020

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income/(loss)	$(647,914)	$158,073
Net realized gain/(loss)	8,402,482	(9,081,617)
Net change in unrealized appreciation	25,696,634	38,722,701
Net increase in net assets resulting from operations	33,451,202	29,799,157

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(84,005)	(4,900,375)
Total distributions	(84,005)	(4,900,375)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	67,423,531	23,073,262
Cost of shares redeemed	(55,818,424)	(72,096,324)
Net increase/(decrease) from capital share transactions	11,605,107	(49,023,062)
Net increase/(decrease) in net assets	44,972,304	(24,124,280)

NET ASSETS:
Beginning of year	197,569,726	221,694,006
End of year	$242,542,030	$197,569,726

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,000,000	6,600,000
Shares sold	1,550,000	650,000
Shares redeemed	(1,600,000)	(2,250,000)
Shares outstanding, end of period	4,950,000	5,000,000

See Notes to Financial Statements.

22 | November 30, 2020

ALPS Clean Energy ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$32.23	$25.03	$24.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.25	0.32	0.09
Net realized and unrealized gain/(loss)	38.08	7.42	(0.01)
Total from investment operations	38.33	7.74	0.08

DISTRIBUTIONS:
From net investment income	(0.18)	(0.23)	–
Tax return of capital	(0.33)	(0.31)	–
Total distributions	(0.51)	(0.54)	–

Net increase in net asset value	37.82	7.20	0.08
NET ASSET VALUE, END OF PERIOD	$70.05	$32.23	$25.03
TOTAL RETURN(b)	120.45%	31.28%	0.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$609,457	$106,359	$16,271

Ratio of expenses to average net assets	0.65%	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	0.57%	1.10%	0.89	%(c)
Portfolio turnover rate(d)	34%	15%	9%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

23 | November 30, 2020

ALPS Disruptive Technologies ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$31.88	$26.21	$25.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.25	0.14	0.13
Net realized and unrealized gain	11.00	5.61	1.00	(b)
Total from investment operations	11.25	5.75	1.13

DISTRIBUTIONS:
From net investment income	(0.14)	(0.08)	–
Total distributions	(0.14)	(0.08)	–

Net increase in net asset value	11.11	5.67	1.13
NET ASSET VALUE, END OF PERIOD	$42.99	$31.88	$26.21
TOTAL RETURN(c)	35.42%	22.04%	4.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$150,459	$74,910	$48,483

Ratio of expenses to average net assets	0.50%	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	0.72%	0.48%	0.53	%(d)
Portfolio turnover rate(e)	38%	42%	33%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

24 | November 30, 2020

ALPS Medical Breakthroughs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$39.51	$33.59	$31.70	$24.16	$32.23

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.13)	0.03	(0.10)	0.18	(0.09)
Net realized and unrealized gain/(loss)	9.64	6.67	2.57 (b)	7.36	(7.98)
Total from investment operations	9.51	6.70	2.47	7.54	(8.07)

DISTRIBUTIONS:
From net investment income	(0.02)	(0.78)	(0.58)	–	–
Total distributions	(0.02)	(0.78)	(0.58)	–	–

Net increase/(decrease) in net asset value	9.49	5.92	1.89	7.54	(8.07)
NET ASSET VALUE, END OF PERIOD	$49.00	$39.51	$33.59	$31.70	$24.16
TOTAL RETURN(c)	24.07%	20.99%	7.81%	31.21%	(25.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$242,542	$197,570	$221,694	$128,402	$118,370

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to average net assets	(0.33)%	0.09%	(0.27)%	0.66%	(0.38)%
Portfolio turnover rate(d)	68%	88%	48%	43%	62%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

25 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2020, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, and the ALPS Medical Breakthroughs ETF (each a “Fund” and collectively, the “Funds”). ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF are considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Medical Breakthroughs ETF has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Total Return Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Total Return Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Medical Breakthroughs Total Return Index.

The shares of the ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF (“Shares”) are listed on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The shares of the ALPS Medical Breakthroughs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

26 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

27 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2020:

ALPS Clean Energy ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$547,161,015	$–	$–	$547,161,015
Master Limited Partnerships*	61,186,294	–	–	61,186,294
Short Term Investments	66,370,867	–	–	66,370,867
Total	$674,718,176	$–	$–	$674,718,176

ALPS Disruptive Technologies ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$148,448,478	$–	$–	$148,448,478
Master Limited Partnerships*	1,888,308	–	–	1,888,308
Short Term Investments	5,042,699	–	–	5,042,699
Total	$155,379,485	$–	$–	$155,379,485

ALPS Medical Breakthroughs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$242,577,764	$–	$–	$242,577,764
Short Term Investments	26,087,274	–	–	26,087,274
Total	$268,665,038	$–	$–	$268,665,038

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2020.

C. Foreign Investment Risk

The Funds may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

28 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Other Risks

Equity Risk: A principal risk of investing in the Funds is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by a Fund. In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Small- and Mid- Capitalization Company Risk: Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk: Each Fund seeks to track its respective Underlying Index, which may have concentration in certain industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in a Fund.

Non-Correlation Risk: Each Fund’s return may not match the return of its respective Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions. Due to legal and regulatory rules and limitations, a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on its Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

F. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

G. Dividends and Distributions to Shareholders

Dividends from net investment income for both ALPS Disruptive Technology ETF and ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

29 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

For the year ended November 30, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Clean Energy ETF	$31,158,972	$(31,158,972)
ALPS Disruptive Technologies ETF	1,567,865	(1,567,865)
ALPS Medical Breakthroughs ETF	3,610,912	(3,610,912)

Included in the amounts reclassified was a net operating loss offset to PIC of:

Paid-in Capital
ALPS Clean Energy ETF	$–
ALPS Disruptive Technologies ETF	–
ALPS Medical Breakthroughs ETF	529,109

The tax character of the distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
ALPS Clean Energy ETF	$671,822	$–	$1,796,052
ALPS Disruptive Technologies ETF	330,120	–	–
ALPS Medical Breakthroughs ETF	84,005	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
ALPS Clean Energy ETF	$391,478	$–	$652,198
ALPS Disruptive Technologies ETF	147,001	–	–
ALPS Medical Breakthroughs ETF	4,900,375	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2020, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$4,523,080	$692,732
ALPS Disruptive Technologies ETF	2,154,912	2,085,263
ALPS Medical Breakthroughs ETF	37,950,571	38,144,696

The ALPS Medical Breakthroughs ETF used capital loss carryovers during the period ended November 30, 2020, in the amount of $2,927,334.

As of November 30, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Other accumulated gains/(losses)	Net unrealized appreciation/(depreciation) on investments	Total
ALPS Clean Energy ETF	$–	$(5,215,812)	$(123,929)	$235,448,994	$230,109,253
ALPS Disruptive Technologies ETF	538,544	(4,240,175)	–	39,626,431	35,924,800
ALPS Medical Breakthroughs ETF	–	(76,095,267)	(594,370)	49,899,474	(26,790,163)

30 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

The ALPS Medical Breakthrough ETF elects to defer to the year ending November 30, 2021, late year ordinary losses in the amount of $594,370.

As of November 30, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$240,062,518	$40,997,048	$69,251,341
Gross depreciation (excess of tax cost over value)	(4,613,425)	(1,371,077)	(19,351,867)
Net appreciation/(depreciation) of foreign currency	(99)	460	–
Net unrealized appreciation/(depreciation)	$235,448,994	$39,626,431	$49,899,474
Cost of investments for income tax purposes	$439,269,083	$115,753,514	$218,765,564

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2020, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

J. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

31 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$99,021,147	$65,666,202	$44,166,397	$109,832,599
ALPS Disruptive Technologies ETF	7,829,890	4,944,275	3,114,841	8,059,116
ALPS Medical Breakthroughs ETF	44,040,825	26,047,359	17,796,763	43,844,122

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2020:

ALPS Clean Energy ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$65,666,202	$–	$–	$–	$65,666,202
Total Borrowings					65,666,202
Gross amount of recognized liabilities for securities lending (collateral received)					$65,666,202

ALPS Disruptive Technologies ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$4,944,275	$–	$–	$–	$4,944,275
Total Borrowings					4,944,275
Gross amount of recognized liabilities for securities lending (collateral received)					$4,944,275

ALPS Medical Breakthroughs ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$26,047,359	$–	$–	$–	$26,047,359
Total Borrowings					26,047,359
Gross amount of recognized liabilities for securities lending (collateral received)					$26,047,359

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Clean Energy ETF	0.65%
ALPS Disruptive Technologies ETF	0.50%
ALPS Medical Breakthroughs ETF	0.50%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

32 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Effective July 1, 2020, each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to July 1, 2020, each Trustee who is not considered an "interested person" (as defined in the 1940 Act), received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. From January 1, 2020 to June 30, 2020, the Interested Trustee received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$85,552,802	$85,620,694
ALPS Disruptive Technologies ETF	37,032,825	35,987,030
ALPS Medical Breakthroughs ETF	132,705,841	133,379,435

For the year or period ended November 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$307,496,931	$50,201,011
ALPS Disruptive Technologies ETF	50,263,060	6,739,957
ALPS Medical Breakthroughs ETF	67,366,514	55,782,541

For the year ended November 30, 2020, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$31,126,208
ALPS Disruptive Technologies ETF	1,884,777
ALPS Medical Breakthroughs ETF	4,999,126

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

33 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

6. RELATED PARTY TRANSACTIONS

The ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2020, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Clean Energy ETF	$–	$1,424,313	$(257,791)
ALPS Disruptive Technologies ETF	1,208,071	–	–

7. MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8. SUBSEQUENT EVENTS

Effective January 1, 2021, the ALPS Clean Energy ETF changed it's management fee from 0.65% to 0.55%.

34 | November 30, 2020

ALPS ETF Trust

Additional Information	November 30, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Clean Energy ETF	30.12%	3.50%
ALPS Disruptive Technologies ETF	100.00%	59.30%
ALPS Medical Breakthroughs ETF	0.00%	0.00%

In early 2020, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2019 via Form 1099. The Funds will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENT

ALPS Clean Energy ETF

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

35 | November 30, 2020

ALPS ETF Trust

Additional Information	November 30, 2020 (Unaudited)

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Disruptive Technology ETF

The Indxx Disruptive Technologies Index (the “Underlying Index”) is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of investing in the ALPS Disruptive Technologies ETF.

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

36 | November 30, 2020

ALPS ETF Trust

Additional Information	November 30, 2020 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Medical Breakthroughs ETF

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

37 | November 30, 2020

ALPS ETF Trust

Additional Information	November 30, 2020 (Unaudited)

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

38 | November 30, 2020

ALPS ETF Trust

Board Considerations Regarding Approval of	November 30, 2020 (Unaudited)
Investment Advisory Agreements

At a meeting held on June 24, 2020 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Clean Energy ETF (“ACES”), the ALPS Disruptive Technologies ETF (“DTEC”) and the ALPS Medical Breakthroughs ETF (“SBIO”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for each of DTEC and ACES is higher than the median of its FUSE expense group. The Funds’ respective net expense ratios, however, are slightly above the median of their respective FUSE expense group.

The gross management fee rate for SBIO is equal to the median of its FUSE expense group. The Fund’s net expense ratio, however, is lower than the median for its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

39 | November 30, 2020

ALPS ETF Trust

Trustees & Officers	November 30, 2020 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	35	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	35	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018-present.	18	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

40 | November 30, 2020

ALPS ETF Trust

Trustees & Officers	November 30, 2020 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	30	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
41 | November 30, 2020

ALPS ETF Trust

Trustees & Officers	November 30, 2020 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All- Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes,*** 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod,*** 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.
Cara Owen,*** 1981	Assistant Secretary	Since March 2020	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc.; Vice President and Secretary, Boulder Growth & Income Fund, Inc.; Assistant Secretary, James Advantage Funds (since August 2019). Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019).

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.
***	Effective December 7, 2020, Mr. Noyes and Ms. Akselrod resigned from their respective positions held with the Trust. As of the same date, Ms. Owen was appointed to the position of Secretary and Jen Craig as Assistant Secretary.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

42 | November 30, 2020

Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2020

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Financial Statements
Schedule of Investments	15
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	27
Notes to Financial Statements	31
Additional Information	39
Board Considerations Regarding Approval of Investment Advisory Agreements	41
Trustees and Officers	42

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund” or “SDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® Total Return Index (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S&P 500® Total Return Index which offer the highest dividend yields.

Performance Overview

The Fund, for the twelve-month period ended November 30, 2020, generated a total return of -0.27%, in-line with the Fund’s Underlying Index, net of fees, which returned 0.08%. The Fund underperformed the S&P 500® Total Return Index (the “S&P 500”), which returned 17.46% for the same period.

The trailing twelve-month (TTM) distribution yield for the Fund’s underlying constituents as of November 30, 2020 was 4.66% vs. 1.66% for the S&P 500.

The S&P 500 returned 17.46% for the trailing twelve-month period ended November 30, 2020, finishing at an all-time high once again. U.S. equity markets ended 2019 with solid gains in December 2019, before posting monthly losses in January, February, and March 2020. Global markets plummeted from mid-February through the majority of March due to the spread of the novel coronavirus ("COVID-19"). The spread of COVID-19 prompted shutdowns from global governments, causing global markets to weaken swiftly. The U.S., along with a number of other governments, introduced stimulus measures in late March in order to restart economic growth. These stimulus measures propelled the S&P 500 to climb for five consecutive months from lows seen in April. The S&P 500 fluctuated in September and October over uncertainty in the U.S. election, which ultimately saw Joe Biden win in November. Congress continued to grapple over secondary stimulus measures to combat COVID-19 related economic downfall, but were unable to agree before November 30, 2020. However, November also showed positive initial vaccine results from three candidates boosting markets. Two vaccines were approved for emergency use, which prompted investor optimism and drove markets higher into the end of November 2020. The second half of the year, especially in September through November, saw a heavy rotation to value from growth.

Compared to the S&P 500, the Fund saw a negative impact (-5.36%) from sector allocation effect for the period. This was largely driven by relative under-weighting in Information Technology (average weight for the period of 10.32% vs. 26.07% in SPX) and relative over-weight in Energy (average weight for the period of 9.70% vs. 2.96% in SPX); a result of the equal sector weight strategy. The Fund also saw a negative impact (-12.02%) from selection effect, as the constituents in each sector underperformed, with the exception of the Energy and Industrials sectors. The Fund’s Industrials names exhibited the strongest positive contribution to overall selection effect for the period.

The best performing stocks in the Fund for the period were L Brands Inc. (LB), which increased 65.29%, and United Parcel Service (UPS), which saw a gain of 47.69%. Newell Brands Inc. (NWL), which rose 41.92%, and Maxim Integrated Products (MXIM), which climbed 37.75%, were other top performers. The largest detractors were Coty Inc. (COTY), which decreased 73.14%, Occidental Petroleum Corp. (OXY), which fell 55.57%, and Kohl’s Corp. (KSS), which lost 51.81%.

Looking forward, the Fund's adviser believes the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors (excluding Real Estate) in the S&P 500 is designed to provide meaningfully higher yield relative to the S&P 500, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2020)

	1 Year	5 Year	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	-0.27%	7.71%	10.81%
ALPS Sector Dividend Dogs ETF – Market Price*	-0.25%	7.71%	10.81%
S-Network® Sector Dividend Dogs Total Return Index	0.08%	8.19%	11.31%
S&P 500® Total Return Index	17.46%	13.99%	14.64%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

1 | November 30, 2020

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S&P 500® Index. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

2 | November 30, 2020

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings* (as of November 30, 2020)

Occidental Petroleum Corp.	2.71%
Invesco, Ltd.	2.67%
ONEOK, Inc.	2.40%
Westrock Co.	2.28%
Interpublic Group of Cos., Inc.	2.26%
International Paper Co.	2.23%
Seagate Technology PLC	2.22%
Maxim Integrated Products, Inc.	2.21%
Huntington Bancshares, Inc.	2.19%
Newell Brands, Inc.	2.14%
Total % of Top 10 Holdings	23.31%

Sector Allocation* (as of November 30, 2020)

Financials	11.08%
Energy	10.79%
Materials	10.73%
Information Technology	10.30%
Industrials	9.74%
Utilities	9.64%
Communication Services	9.62%
Consumer Discretionary	9.53%
Health Care	9.49%
Consumer Staples	8.86%
Money Market Fund	0.22%
Total	100.00%

* % of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2020

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund” or “IDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Developed Markets (ex NA) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview

The Fund, for the trailing twelve-month period ended November 30, 2020, generated a total return of -3.08%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned -2.69%. The Fund underperformed the Morningstar Developed Markets ex-North America Index (MSDINUS), which returned 6.96% for the same period.

The trailing twelve-month (TTM) distribution yield for the Fund’s constituents as of November 30, 2020 was 4.34% vs. 1.26% on the Morningstar Developed Markets ex-North America Index.

Developed Markets (ex-U.S.), as represented by the Morningstar Developed Markets ex-North America Index, returned 6.96% for the trailing twelve-month period ended November 30, 2020. The U.S. Dollar weakened relative to the Euro, which contributed to positive performance from a U.S. investor’s perspective.

After starting the year relatively flat, developed international markets declined sharply in February and March amid the global novel coronavirus ("COVID-19") pandemic. Developed nations in Europe and Asia saw significant losses as many countries ordered nationwide shutdowns in order to combat the spread of the highly infectious virus. Stimulus measures were later introduced across the globe, including massive measures by the European Union, Japan, Australia, and the U.K., to reinvigorate local economies. The stimulus measures and gradual reopening of economies spurred a healthy recovery for the remainder of the year from lows seen in late March. In November, three COVID-19 vaccine candidates showed efficacy against COVID-19 in clinical testing, prompting investor optimism and gains in international developed markets. The trailing twelve-month period ended November 30, 2020 also saw a noticeable shift to value from growth, especially in the second half of the year when economies reopened. Many developed nations in Europe, particularly the U.K., France, Italy and Germany, saw a heavy resurgence of COVID-19 cases in the fall which led to partial lockdowns in November. Despite COVID-19 related volatility seen since the pandemic began in February, international developed markets in Asia and Europe ended the year higher.

Compared to the Morningstar Developed Markets ex-North America Index, the Fund saw a slightly positive impact of 0.52% from sector allocation where a relative overweight in Utilities (average weight for the period of 8.80% vs. 3.63% in MSDINUS) contributed to positive performance, a result of the equal sector weighting strategy. The Fund’s relative overweight to the Energy sector (average weight for the period of 9.79% vs. 3.56% in MSDINUS) detracted from positive performance. The Fund also saw relative underperformance of -9.87% attributed to selection effect.

From a geographical perspective, the highest contribution to return was attributed to holdings based in Australia. The Fund’s performance was adversely impacted by holdings based in the U.K. Overall, currency effect added roughly 0.10% to the overall performance of the Fund.

The best performing stocks for the period were Fortescue Metals Group Ltd. (FMG AU), which increased 103.19%, Tokyo Electron Ltd. (8035 JT), which returned 70.06%, and Energias de Portugal, S.A. (EDP PL), which gained 41.58%. The worst performing stocks were BP PLC (BP/ LN), which lost 42.44%, CITIC Ltd. (267 HK), which fell 37.69%; and Royal Dutch Shell Ltd. (RDSA NA), which decreased 37.07%.

Looking forward, the Fund's adviser believes the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Network Developed Markets (Ex N.A.) Index is designed to provide high yield relative to the Morningstar Developed Markets ex-North America Index, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2020)

	1 Year	5 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	-3.08%	4.74%	3.96%
ALPS International Sector Dividend Dogs ETF – Market Price*	-3.48%	4.66%	3.88%
S-Network® International Sector Dividend Dogs Net Total Return Index	-2.69%	5.15%	4.36%
Morningstar® Developed Markets ex-North America Net Total Return Index	6.96%	6.39%	6.09%

Total Expense Ratio (per the current prospectus) 0.50%.

4 | November 30, 2020

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® International Sector Dividend Dogs Net Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Net International Developed Markets Index (ex-Americas) Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

Morningstar® Developed Markets ex-North America Net Total Return Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

5 | November 30, 2020

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings* (as of November 30, 2020)

Tokyo Electron, Ltd.	2.57%
Renault SA	2.51%
National Australia Bank, Ltd.	2.47%
Hennes & Mauritz AB	2.38%
Australia & New Zealand Banking Group, Ltd.	2.38%
Repsol SA	2.32%
ACS Actividades de Construccion y Servicios SA	2.30%
Royal Dutch Shell PLC	2.23%
WPP PLC	2.20%
Natixis SA	2.18%
Total % of Top 10 Holdings	23.54%

Sector Allocation* (as of November 30, 2020)

Financials	11.18%
Information Technology	10.36%
Consumer Discretionary	10.34%
Energy	10.20%
Communication Services	10.09%
Industrials	9.94%
Utilities	9.91%
Materials	9.73%
Consumer Staples	9.38%
Health Care	8.65%
Money Market Fund	0.22%
Total	100.00%

* % of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2020

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund” or “EDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview

The Fund, for the trailing twelve-month period ended November 30, 2020, generated a total return of 5.20%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned 5.89%. The Fund underperformed the Morningstar Emerging Markets Index (MEMMN), which returned 18.10% for the same period.

The trailing twelve-month (TTM) distribution yield for the Fund’s constituents as of November 30, 2020 was 4.03% vs. 0.68% on the Morningstar Emerging Markets Index.

The macroeconomic catalysts that dominated emerging market performance in 2020 were the novel coronavirus ("COVID-19") pandemic and volatile oil prices. In January of 2020, the U.S. & China commenced phase one on their trade agreement as China committed to purchase an additional $200B of U.S. goods & services, over the duration of 2020 & 2021. During the first quarter, emerging markets plummeted as COVID-19 spread rapidly throughout the world. Travel bans across the globe negatively affected economies that strongly rely on tourism as well as emerging market economies that rely heavily on oil exports. The combination of oil gluts from Russia and Saudi Arabia not reaching a production agreement and lack of storage drove oil prices downward. Emerging market countries, in general, rebounded strongly throughout the remainder of the year as hopes of a successful COVID-19 vaccine increased. Overall, emerging market currencies were generally strong in 2020 as large fiscal stimulus packages enacted by the U.S. and Eurozone weakened the U.S. dollar and Euro. The notable exception was the weak Russian Ruble, which was negatively impacted from weak oil prices & interest rate cuts.

Compared to the Morningstar Emerging Markets Index, the Fund saw a positive impact (0.37%) from sector allocation effect which was largely driven by the relative overweight in Health Care (average weight for the period of 10.73% vs. 4.41% in MEMMN) and a relative underweight to Financials over the one year period (average weight for the period of 9.30% vs. 20.31% in MEMMN), a result of the equal sector weighting strategy. The Fund also saw a negative impact -10.96% due to selection effect, as the names in Information Technology and Consumer Discretionary were leading detractors, while constituents in Industrials and Health Care propped up Fund performance.

From a geographical perspective, the highest contribution to return was attributed by holdings based in Malaysia. The Fund’s performance was adversely impacted by holdings based in Brazil. Overall, the currency effect lowered the overall performance of the Fund by roughly 0.06%.

The best performing stocks for the period were Top Glove Corp. (TOPG MK), which increased 357.97%, China International Marine (2039 HK), which returned 78.22%, and Infosys Ltd. (INFY), which gained 58.64%. The worst performing stocks were Cielo SA (CIEL3 BZ), which lost 63.87%, Turkiye Petrol Rafinerileri AS (TUPRS TI), which fell 51.42%; and Tatneft PJSC (ATAD LI), which decreased 48.32%.

Looking forward, the Fund's adviser believes the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Network Emerging Markets Index is designed to provide high yield relative to the Morningstar Emerging Markets Index, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2020)

	1 Year	5 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	5.20%	4.16%	1.25%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	5.56%	4.17%	1.24%
S-Network® Emerging Sector Dividend Dogs Net Total Return Index	5.89%	4.93%	2.06%
Morningstar® Emerging Markets Net Total Return Index	18.10%	10.65%	6.09%

7 | November 30, 2020

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Emerging Sector Dividend Dogs Net Total Return Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The index methodology selects the five stocks in each of the GICS sectors, excluding the real estate sector, that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

Morningstar® Emerging Markets Net Total Return Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

8 | November 30, 2020

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings* (as of November 30, 2020)

China International Marine Containers
Group Co., Ltd.	2.78%
Ternium SA	2.78%
Grupo Aeroportuario del Pacifico SAB de CV	2.52%
Absa Group, Ltd.	2.42%
Grupo Mexico SAB de CV	2.38%
MTN Group, Ltd.	2.28%
Adaro Energy Tbk PT	2.27%
Alfa SAB de CV	2.25%
Astra International Tbk PT	2.21%
Ford Otomotiv Sanayi AS	2.19%
Total % of Top 10 Holdings	24.08%

Sector Allocation* (as of November 30, 2020)

Materials	11.32%
Industrials	11.07%
Financials	10.26%
Consumer Discretionary	10.08%
Information Technology	9.63%
Consumer Staples	9.62%
Utilities	9.56%
Energy	9.43%
Health Care	9.42%
Communication Services	9.34%
Money Market Fund	0.27%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2020

ALPS REIT Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

The ALPS REIT Dividend Dogs ETF (the “Fund” or "RDOG") seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® Composite US REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT” or "SNREIT"), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

Performance Overview

The Fund, for the twelve-month period ended November 30, 2020, generated a total return of -11.75%, in-line with the Fund’s Underlying Index, net of fees, which returned -12.30%. The Fund underperformed the broader U.S. REIT market, as represented by the S-Network Composite US REIT Index (SNREIT), which returned -7.23% for the same period.

The trailing twelve-month (TTM) distribution yield for the Fund as of November 30, 2020 was 4.85% while the SNREIT TTM yield was 4.04% as of November 30, 2020.

The S-Network Composite US REIT Index returned -7.23% on a trailing twelve-month period ended November 30, 2020. U.S. equity markets ended 2019 with solid gains in December 2019, before posting monthly losses in January, February, and March 2020. Global markets plummeted from mid-February through the majority of March due to the spread of the novel coronavirus ("COVID-19"). The spread of COVID-19 prompted shutdowns from global governments thus causing global markets to weaken swiftly. The U.S., along with a number of other governments, introduced stimulus measures in late March in order to restart economic growth. These stimulus measures propelled the broader equity markets to climb for five consecutive months from lows seen in April. U.S. equity markets fluctuated in September and October over uncertainty over the U.S. election, which ultimately saw Joe Biden win in November. Congress continued to grapple over secondary stimulus measures to combat COVID-19 related economic downfall, but were unable to agree before November 30, 2020. However, November also saw positive initial vaccine results from three candidates boosting markets. Two vaccines were approved for emergency in the U.K., which prompted investor optimism and drove markets higher into the end of November 2020. The second half of the year, especially in September through November, saw a heavy rotation to value from growth. Travel sensitive REITs, such as Hotel & Resorts REITs, lagged the broader REIT market the most due to governmental lockdown measures. In contrast, Technology REITs performed the best during the period as data center demand surged to support the shift to a work-from-home schedule for many office workers.

The best performing stocks in the Fund for the period were Taubman Centers (TCO), which increased 45.07%, and Multiplan Empreendimentos (MULT3 BZ), which saw a gain of 22.27%. The largest detractors were Penn Real Estate Investment Trust (PEI), which decreased 91.29%, Washington Prime Group Inc. (WPG), which fell 68.48%, and Corecivic Inc. (CXW), which lost 56.16%.

Looking forward, the Fund's adviser believes the Fund’s strategy of annually selecting the five highest yielding securities in each of the nine segments in the S-Network Composite US REIT Index is designed to provide meaningfully higher yield relative to the S-Network Composite US REIT Index, potential for market participation in all economic cycles through equal segment weighting, and a value portfolio of securities as identified through high yield relative to their segment peers.

Performance (as of November 30, 2020)

	1 Year	5 Year	10 Year	Since Inception^
ALPS REIT Dividend Dogs ETF – NAV	-11.75%^^	2.80%	5.66%	2.27%
ALPS REIT Dividend Dogs ETF – Market Price*	-11.54%	2.79%	5.62%	2.27%
S-Network® REIT Dividend Dogs Total Return Index**	-12.30%	6.04%	8.83%	7.44%
Cohen & Steers Global Realty Majors® Index**	-7.78%	4.31%	6.83%	3.36%
S-Network® Composite US REIT Index***	-7.23%	6.48%	9.16%	6.90%
FTSE EPRA/ NAREIT Developed Real Estate Index***	-10.85%	4.16%	6.60%	3.34%
S&P 500® Total Return Index***	17.46%	13.99%	14.19%	10.21%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund's total returns shown above for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

10 | November 30, 2020

ALPS REIT Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Inception Date was May 7, 2008.

^^	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at the period ended November 30, 2020 may differ from the net asset value for financial reporting purposes.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

**	Effective January 2, 2020, the Fund replaced the Cohen & Steers Global Realty Majors Portfolio Index as the Fund’s primary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new primary benchmark, the S-Network® REIT Dividend Dogs Total Return Index more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

***	Effective January 2, 2020, the Fund replaced the S&P 500® Total Return Index and the FTSE EPRA/NAREIT Developed Real Estate Index as the Fund’s secondary benchmarks for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the S-Network® Composite US REIT Index, more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

The S-Network® REIT Dividend Dogs Total Return Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

Cohen & Steers Global Realty Majors® Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

The S-Network® Composite US REIT Index (the “S-Net U.S. REIT” or “SNREIT”) is a benchmark index for the Real Estate Investment Trust component of the US stock market. The SNREIT provides the universe of stocks for RDOGX. The selection criteria for SNREIT include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. All constituents of RDOGX must be constituents of SNREIT.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS REIT Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

11 | November 30, 2020

ALPS REIT Dividend Dogs ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings* (as of November 30, 2020)

Tanger Factory Outlet Centers, Inc.	3.38%
Washington Prime Group, Inc.	3.32%
Park Hotels & Resorts, Inc.	3.18%
Summit Hotel Properties, Inc.	3.10%
Service Properties Trust	2.81%
The Macerich Co.	2.68%
RLJ Lodging Trust	2.68%
Apartment Investment and Management Co., Class A	2.61%
Apple Hospitality REIT, Inc.	2.58%
SL Green Realty Corp.	2.55%
Total % of Top 10 Holdings	28.89%

 * % of Total Investments (excluding investments purchased with collateral from securities loaned).

REIT Sector Allocation* (as of November 30, 2020)

Hotel & Resort REITs	14.35%
Retail REITs	11.75%
Residential REITs	11.48%
Office REITs	11.41%
Health Care REITs	10.79%
Diversified REITs	10.55%
Specialized REITs	9.85%
Industrial REITs	9.76%
Technology REITs	9.73%
Money Market Fund	0.33%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund for the past ten years with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2020

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expense Ratio(a)	Expenses Paid During Period 6/1/20 - 11/30/20(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$1,240.00	0.40%	$2.24
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	0.40%	$2.02

ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$1,175.00	0.50%	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53

ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$1,210.50	0.60%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03

ALPS REIT Dividend Dogs ETF
Actual	$1,000.00	$1,174.00	0.35%	$1.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.25	0.35%	$1.77

(a)	Annualized based on the Fund's most recent half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.
13 | November 30, 2020

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF1 (the "Funds"), four of the funds constituting the ALPS ETF Trust, as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 25, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

[1]	Formerly Cohen & Steers Global Realty Majors ETF

14 | November 30, 2020

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (99.34%)
Communication Services (9.58%)
AT&T, Inc.	608,196	$17,485,635
CenturyLink, Inc.	1,651,521	17,258,394
Interpublic Group of Cos., Inc.	1,019,515	22,714,794
Omnicom Group, Inc.	337,106	21,237,678
Verizon Communications, Inc.	294,985	17,820,044
Total Communication Services		96,516,545

Consumer Discretionary (9.49%)
Hanesbrands, Inc.	1,146,050	16,273,910
Hasbro, Inc.	224,759	20,909,330
Leggett & Platt, Inc.	395,811	17,059,454
Newell Brands, Inc.	1,010,741	21,488,354
Whirlpool Corp.	102,055	19,860,923
Total Consumer Discretionary		95,591,971

Consumer Staples (8.82%)
Altria Group, Inc.	403,445	16,069,215
Archer-Daniels-Midland Co.	376,145	18,720,737
Kraft Heinz Co.	556,215	18,321,722
Philip Morris International, Inc.	217,127	16,447,370
Walgreens Boots Alliance, Inc.	508,132	19,314,097
Total Consumer Staples		88,873,141

Energy (10.74%)
Exxon Mobil Corp.	476,648	18,174,588
Occidental Petroleum Corp.	1,725,580	27,195,141
ONEOK, Inc.	671,146	24,074,007
Schlumberger, Ltd.	984,168	20,460,853
Williams Cos., Inc.	871,854	18,291,497
Total Energy		108,196,086

Financials (11.03%)
Huntington Bancshares, Inc.	1,822,065	22,010,545
Invesco, Ltd.	1,648,196	26,750,221
People's United Financial, Inc.	1,732,403	21,481,797
Principal Financial Group, Inc.	429,440	21,381,818
Prudential Financial, Inc.	258,917	19,579,304
Total Financials		111,203,685

Health Care (9.45%)
AbbVie, Inc.	196,624	20,562,938
Bristol-Myers Squibb Co.	298,989	18,656,913
Cardinal Health, Inc.	364,559	19,901,276
Gilead Sciences, Inc.	268,201	16,271,755
Pfizer, Inc.	517,556	19,827,570
Total Health Care		95,220,452

Industrials (9.70%)
3M Co.	106,133	18,332,353
Cummins, Inc.	84,831	19,610,382
Eaton Corp. PLC	172,032	20,834,796
Emerson Electric Co.	259,673	19,948,080

Security Description	Shares	Value
Industrials (continued)
United Parcel Service, Inc., Class B	111,033	$18,994,415
Total Industrials		97,720,026

Information Technology (10.25%)
Broadcom, Inc.	49,013	19,682,640
International Business Machines Corp.	145,209	17,936,216
Maxim Integrated Products, Inc.	267,234	22,191,111
Seagate Technology PLC	378,983	22,287,990
Western Digital Corp.	471,970	21,182,014
Total Information Technology		103,279,971

Materials (10.68%)
Eastman Chemical Co.	220,378	21,464,817
International Paper Co.	452,968	22,412,857
LyondellBasell Industries NV, Class A	237,347	20,198,230
Nucor Corp.	384,018	20,621,767
Westrock Co.	542,559	22,901,415
Total Materials		107,599,086

Utilities (9.60%)
CenterPoint Energy, Inc.	906,821	21,029,179
Dominion Resources, Inc.	221,463	17,382,631
Duke Energy Corp.	212,419	19,682,744
PPL Corp.	640,659	18,207,529
Southern Co.	340,760	20,394,486
Total Utilities		96,696,569

TOTAL COMMON STOCKS
(Cost $1,056,523,785)		1,000,897,532

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.22%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.01%	2,192,467	2,192,467
TOTAL SHORT TERM INVESTMENTS
(Cost $2,192,467)			2,192,467

TOTAL INVESTMENTS (99.56%)
(Cost $1,058,716,252)			$1,003,089,999
OTHER ASSETS IN EXCESS OF LIABILITIES (0.44%)			4,424,052
NET ASSETS - 100.00%			$1,007,514,051

See Notes to Financial Statements.

15 | November 30, 2020

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (99.16%)
Australia (12.52%)
Australia & New Zealand Banking Group, Ltd.	208,388	$3,463,165
BHP Group, Ltd.	100,046	2,795,804
Fortescue Metals Group, Ltd.	210,662	2,819,012
National Australia Bank, Ltd.	213,596	3,588,913
Rio Tinto, Ltd.	36,620	2,725,714
Wesfarmers, Ltd.	81,181	2,946,760
Total Australia		18,339,368

Denmark (2.14%)
Danske Bank A/S(a)	189,955	3,130,809

France (8.32%)
Bouygues SA	69,361	2,761,765
Natixis SA(a)	1,030,305	3,170,812
Renault SA(a)	91,828	3,653,601
Sanofi	25,655	2,592,338
Total France		12,178,516

Germany (5.57%)
BASF SE	40,936	2,994,769
Bayer AG	40,599	2,337,640
Evonik Industries AG	93,619	2,826,449
Total Germany		8,158,858

Hong Kong (5.47%)
CITIC, Ltd.	3,077,000	2,405,689
CK Hutchison Holdings, Ltd.	425,000	3,084,260
Sands China, Ltd.	612,200	2,511,655
Total Hong Kong		8,001,604

Italy (3.98%)
Eni SpA	295,577	2,927,458
Intesa Sanpaolo SpA(a)	1,262,410	2,899,388
Total Italy		5,826,846

Japan (17.82%)
Canon, Inc.(b)	160,263	2,845,282
FUJIFILM Holdings Corp.	56,200	3,028,017
Hitachi, Ltd.	76,000	2,887,127
Japan Tobacco, Inc.	141,800	2,879,464
Komatsu, Ltd.	118,000	2,870,881
Kyocera Corp.	45,200	2,581,682
SoftBank Corp.	216,600	2,664,968
Takeda Pharmaceutical Co., Ltd.	72,400	2,597,107
Tokyo Electron, Ltd.	11,000	3,737,261
Total Japan		26,091,789

Macau (1.69%)
Wynn Macau, Ltd.(a)	1,453,600	2,479,224

Netherlands (3.90%)
Koninklijke Ahold Delhaize NV	86,351	2,471,056
Security Description	Shares	Value
Netherlands (continued)
Royal Dutch Shell PLC, Class A	188,964	$3,242,680
Total Netherlands		5,713,736

Norway (3.71%)
Equinor ASA	169,944	2,678,329
Mowi ASA	136,218	2,757,006
Total Norway		5,435,335

Portugal (1.92%)
EDP - Energias de Portugal SA	526,486	2,805,983

Spain (10.60%)
ACS Actividades de
Construccion y Servicios SA	105,749	3,341,513
Endesa SA	95,256	2,723,613
Naturgy Energy Group SA	132,987	3,067,174
Repsol SA	351,278	3,376,472
Telefonica SA	689,402	3,007,340
Total Spain		15,516,112

Sweden (4.32%)
Hennes & Mauritz AB, Class B(a)	163,670	3,465,410
Telia Co. AB	675,638	2,864,228
Total Sweden		6,329,638

United Kingdom (17.20%)
AstraZeneca PLC	24,656	2,565,526
BP PLC	792,959	2,618,001
British American Tobacco PLC	78,490	2,761,956
BT Group PLC	1,892,485	2,946,837
GlaxoSmithKline PLC	136,766	2,497,926
Imperial Brands PLC	153,228	2,780,207
National Grid Plc	244,060	2,760,439
SSE PLC	171,247	3,061,488
WPP PLC	330,457	3,196,635
Total United Kingdom		25,189,015

TOTAL COMMON STOCKS
(Cost $163,114,032)		145,196,833

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.22%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.01%	322,732	322,732
TOTAL SHORT TERM INVESTMENTS
(Cost $322,732)			322,732

TOTAL INVESTMENTS (99.38%)
(Cost $163,436,764)			$145,519,565
OTHER ASSETS IN EXCESS OF LIABILITIES (0.62%)			911,321
NET ASSETS - 100.00%			$146,430,886
16 | November 30, 2020

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2020

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,133,672.

See Notes to Financial Statements.

17 | November 30, 2020

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (99.67%)
Brazil (6.64%)
CCR SA	143,000	$348,331
Cielo SA	458,622	310,748
Engie Brasil Energia SA	47,480	379,138
Petrobras Distribuidora SA	92,100	353,966
Total Brazil		1,392,183

Chile (1.77%)
Enel Chile SA, ADR	106,488	371,643

China (10.15%)
China International Marine Containers Group Co., Ltd.	362,700	582,113
China Petroleum & Chemical Corp., ADR	8,703	392,331
Legend Holdings Corp.(a)(b)	289,000	392,987
Lenovo Group, Ltd.	578,000	412,375
Livzon Pharmaceutical Group, Inc., Class H	88,330	347,574
Total China		2,127,380

Colombia (1.98%)
Grupo Energia Bogota SA ESP	583,709	415,515

Czech Republic (4.04%)
CEZ AS	19,239	407,763
Komercni banka A.S.(c)	16,426	439,563
Total Czech Republic		847,326

Hungary (1.91%)
Richter Gedeon Nyrt	16,873	399,767

India (4.30%)
Infosys, Ltd., Sponsored ADR	30,018	456,874
Wipro, Ltd., ADR	86,378	444,847
Total India		901,721

Indonesia (8.25%)
Adaro Energy Tbk PT	4,827,900	475,268
Astra International Tbk PT	1,233,300	462,924
Gudang Garam Tbk PT(c)	128,900	385,696
United Tractors Tbk PT	248,400	404,617
Total Indonesia		1,728,505

Luxembourg (2.78%)
Ternium SA, Sponsored ADR(c)	20,984	581,467

Malaysia (7.79%)
Genting Malaysia Bhd	717,800	431,667
Malayan Banking Bhd	212,900	412,840
Petronas Gas Bhd	96,400	429,706
Top Glove Corp. Bhd	204,900	358,097
Total Malaysia		1,632,310

Mexico (9.19%)
Alfa SAB de CV	600,113	471,236

Security Description	Shares	Value
Mexico (continued)
Coca-Cola Femsa SAB de CV, ADR	9,458	$428,731
Grupo Aeroportuario del Pacifico SAB de CV, ADR(c)	5,164	526,883
Grupo Mexico SAB de CV, Series B	136,965	498,110
Total Mexico		1,924,960

Philippines (3.35%)
Globe Telecom, Inc.	8,910	360,996
PLDT, Inc.	12,485	341,208
Total Philippines		702,204

Poland (3.77%)
Powszechny Zaklad
Ubezpieczen SA(c)	51,778	346,529
Santander Bank Polska SA(c)	9,550	442,719
Total Poland		789,248

Russia (9.31%)
Magnit PJSC, GDR(b)	25,714	388,024
MMC Norilsk Nickel PJSC, ADR	14,895	415,422
Mobile TeleSystems PJSC, Sponsored ADR	43,183	372,669
Severstal PAO, GDR(b)	29,804	435,437
Tatneft PJSC, ADR	8,930	339,340
Total Russia		1,950,892

South Africa (10.48%)
Absa Group, Ltd.	71,118	506,075
Exxaro Resources, Ltd.	47,367	364,866
MTN Group, Ltd.	111,717	477,852
Tiger Brands, Ltd.	34,795	442,626
Vodacom Group, Ltd.	50,855	404,673
Total South Africa		2,196,092

Thailand (6.06%)
Bangkok Dusit Medical Services Pcl	585,600	416,211
Bumrungrad Hospital Pcl	109,600	451,081
Home Product Center PCL	829,500	403,096
Total Thailand		1,270,388

Turkey (7.90%)
BIM Birlesik Magazalar AS	41,307	369,756
Enka Insaat ve Sanayi AS	428,692	389,221
Eregli Demir ve Celik Fabrikalari TAS	312,032	438,920
Ford Otomotiv Sanayi AS	33,218	457,916
Total Turkey		1,655,813

TOTAL COMMON STOCKS
(Cost $21,819,599)		20,887,414

18 | November 30, 2020

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2020

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.27%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.01%	56,958	$56,958
TOTAL SHORT TERM INVESTMENTS
(Cost $56,958)			56,958

TOTAL INVESTMENTS (99.94%)
(Cost $21,876,557)			$20,944,372
OTHER ASSETS IN EXCESS OF LIABILITIES (0.06%)			13,166
NET ASSETS - 100.00%			$20,957,538

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $392,987, representing 1.88% of net assets.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2020, the market value of those securities was $1,216,448 representing 5.80% of net assets.

(c)	Non-income producing security.

See Notes to Financial Statements.

19 | November 30, 2020

ALPS REIT Dividend Dogs ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (99.52%)
Diversified REITs (10.53%)
Global Net Lease, Inc.	30,115	$502,619
STORE Capital Corp.	18,725	609,686
VEREIT, Inc.	75,530	535,508
Washington Real Estate Investment Trust	25,779	598,331
WP Carey, Inc.	7,588	525,165
Total Diversified REITs		2,771,309

Health Care REITs (10.77%)
Diversified Healthcare Trust	139,833	616,664
National Health Investors, Inc.	8,161	527,690
Omega Healthcare Investors, Inc.	16,038	564,858
Sabra Health Care REIT, Inc.	34,016	560,584
Ventas, Inc.	11,809	565,769
Total Health Care REITs		2,835,565

Hotel & Resort REITs (14.34%)
Apple Hospitality REIT, Inc.	51,175	678,581
Park Hotels & Resorts, Inc.	51,276	836,824
RLJ Lodging Trust	57,043	703,340
Service Properties Trust	62,335	739,293
Summit Hotel Properties, Inc.	93,899	815,982
Total Hotel & Resort REITs		3,774,020

Industrial REITs (9.75%)
Duke Realty Corp.	13,927	530,062
EastGroup Properties, Inc.	4,024	548,592
Lexington Realty Trust	46,949	479,349
Prologis, Inc.	5,163	516,558
STAG Industrial, Inc.	16,508	491,608
Total Industrial REITs		2,566,169

Office REITs (11.39%)
Brandywine Realty Trust	50,182	558,525
City Office REIT, Inc.	68,256	598,605
Highwoods Properties, Inc.	14,936	572,049
SL Green Realty Corp.	11,561	669,382
Vornado Realty Trust	15,389	598,786
Total Office REITs		2,997,347

Residential REITs (11.47%)
American Campus Communities, Inc.	14,957	595,288
Apartment Investment and Management Co., Class A	22,603	686,001
AvalonBay Communities, Inc.	3,452	575,069
Camden Property Trust	5,767	569,953
UDR, Inc.	15,370	591,284
Total Residential REITs		3,017,595

Retail REITs (11.73%)
Tanger Factory Outlet Centers, Inc.(a)	93,899	887,346
Taubman Centers, Inc.	14,627	624,865

Security Description	Shares	Value
Retail REITs (continued)
The Macerich Co.	70,392	$703,920
Washington Prime Group, Inc.	854,475	871,565
Total Retail REITs		3,087,696

Specialized REITs (9.83%)
CoreCivic, Inc.	57,296	406,228
CubeSmart	16,062	522,497
EPR Properties	16,143	581,471
Four Corners Property Trust, Inc.	20,289	568,295
National Storage Affiliates Trust	15,001	509,734
Total Specialized REITs		2,588,225

Technology REITs (9.71%)
CoreSite Realty Corp.	4,471	560,619
Crown Castle International Corp.	3,262	546,613
CyrusOne, Inc.	6,876	480,701
Digital Realty Trust, Inc.	3,553	478,767
QTS Realty Trust, Inc., Class A	8,246	489,895
Total Technology REITs		2,556,595

TOTAL COMMON STOCKS
(Cost $30,813,481)		26,194,521

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.07%)
Money Market Fund (0.33%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $85,685)	0.01%	85,685	85,685

Investments Purchased with Collateral from Securities Loaned (2.74%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.11%
(Cost $721,846)		721,846	721,846
TOTAL SHORT TERM INVESTMENTS
(Cost $807,531)			807,531

TOTAL INVESTMENTS (102.59%)
(Cost $31,621,012)			$27,002,052
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.59%)			(681,568)
NET ASSETS - 100.00%			$26,320,484

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $665,507.

See Notes to Financial Statements.

20 | November 30, 2020

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2020

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
ASSETS:
Investments, at value	$1,003,089,999	$145,519,565	$20,944,372	$27,002,052
Foreign currency, at value (Cost $–, $37,888, $6,343 and $–)	–	37,888	6,294	–
Foreign tax reclaims	–	332,992	4,735	9,004
Dividends receivable	4,741,295	593,017	12,299	23,293
Receivable for investments sold	–	57,826	6,132	15,122
Total Assets	1,007,831,294	146,541,288	20,973,832	27,049,471

LIABILITIES:
Payable for investments purchased	–	52,152	6,294	–
Payable to adviser	317,243	58,250	10,000	7,141
Payable for collateral upon return of securities loaned	–	–	–	721,846
Total Liabilities	317,243	110,402	16,294	728,987
NET ASSETS	$1,007,514,051	$146,430,886	$20,957,538	$26,320,484

NET ASSETS CONSIST OF:
Paid-in capital	$1,349,935,030	$212,686,559	$31,630,682	$37,988,705
Total Distributable earnings	(342,420,979)	(66,255,673)	(10,673,144)	(11,668,221)
NET ASSETS	$1,007,514,051	$146,430,886	$20,957,538	$26,320,484

INVESTMENTS, AT COST	$1,058,716,252	$163,436,764	$21,876,557	$31,621,012

PRICING OF SHARES:
Net Assets	$1,007,514,051	$146,430,886	$20,957,538	$26,320,484
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	23,059,141	5,900,000	1,000,000	650,000
Net Asset Value, offering and redemption price per share	$43.69	$24.82	$20.96	$40.49

See Notes to Financial Statements.

21 | November 30, 2020

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2020

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF(a)
INVESTMENT INCOME:
Dividends*	$55,318,552	$6,169,694	$811,804	$1,221,676
Securities Lending Income	3,885	3,125	617	9,652
Total Investment Income	55,322,437	6,172,819	812,421	1,231,328

EXPENSES:
Investment adviser fees	4,734,438	829,525	138,479	127,558
Total Expenses	4,734,438	829,525	138,479	127,558
NET INVESTMENT INCOME	50,587,999	5,343,294	673,942	1,103,770

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	(88,409,933)	(5,568,875)	(2,074,139)	5,183,954
Net realized loss on foreign currency transactions	–	(108,455)	(7,243)	(18,877)
Total net realized gain/(loss)	(88,409,933)	(5,677,330)	(2,081,382)	5,165,077
Net change in unrealized appreciation/(depreciation) on investments	(103,423,993)	(16,919,228)	552,401	(14,486,807)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	–	48,804	201	1,285
Total net change in unrealized appreciation/(depreciation)	(103,423,993)	(16,870,424)	552,602	(14,485,522)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(191,833,926)	(22,547,754)	(1,528,780)	(9,320,445)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(141,245,927)	$(17,204,460)	$(854,838)	$(8,216,675)
*Net of foreign tax withholding:	$–	$500,962	$98,021	$11,112

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.

See Notes to Financial Statements.

22 | November 30, 2020

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$50,587,999	$73,241,493
Net realized loss	(88,409,933)	(29,760,791)
Net change in unrealized appreciation/(depreciation)	(103,423,993)	59,917,242
Net increase/(decrease) in net assets resulting from operations	(141,245,927)	103,397,944

Net Equalization Credits	3,589,268	2,780,661

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(51,189,402)	(66,976,075)
Total distributions	(51,189,402)	(66,976,075)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	152,957,639	6,339,997
Cost of shares redeemed	(699,792,739)	(462,685,894)
Net income equalization (Note 2)	(3,589,268)	(2,780,661)
Net decrease from share transactions	(550,424,368)	(459,126,558)
Net decrease in net assets	(739,270,429)	(419,924,028)

NET ASSETS:
Beginning of period	1,746,784,480	2,166,708,508
End of period	$1,007,514,051	$1,746,784,480

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	38,159,141	48,959,141
Shares sold	3,350,000	150,000
Shares redeemed	(18,450,000)	(10,950,000)
Shares outstanding, end of period	23,059,141	38,159,141

See Notes to Financial Statements.

23 | November 30, 2020

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$5,343,294	$11,789,400
Net realized loss	(5,677,330)	(20,865,192)
Net change in unrealized appreciation/(depreciation)	(16,870,424)	34,514,316
Net increase/(decrease) in net assets resulting from operations	(17,204,460)	25,438,524

Net Equalization Credits	21,476	364,051

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(8,323,715)	(11,551,790)
From tax return of capital	(309,701)	–
Total distributions	(8,633,416)	(11,551,790)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	15,489,973	10,544,878
Cost of shares redeemed	(64,962,269)	(88,017,701)
Net income equalization (Note 2)	(21,476)	(364,051)
Net decrease from share transactions	(49,493,772)	(77,836,874)
Net decrease in net assets	(75,310,172)	(63,586,089)

NET ASSETS:
Beginning of period	221,741,058	285,327,147
End of period	$146,430,886	$221,741,058

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,250,000	11,350,000
Shares sold	650,000	400,000
Shares redeemed	(3,000,000)	(3,500,000)
Shares outstanding, end of period	5,900,000	8,250,000

See Notes to Financial Statements.

24 | November 30, 2020

ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$673,942	$1,332,392
Net realized loss	(2,081,382)	(3,357,958)
Net change in unrealized appreciation	552,602	2,763,939
Net increase/(decrease) in net assets resulting from operations	(854,838)	738,373

Net Equalization Credits	26,895	18,601

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(831,362)	(1,883,340)
Total distributions	(831,362)	(1,883,340)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,165,851	–
Cost of shares redeemed	(9,462,865)	(5,114,874)
Net income equalization (Note 2)	(26,895)	(18,601)
Net decrease from share transactions	(6,323,909)	(5,133,475)
Net decrease in net assets	(7,983,214)	(6,259,841)

NET ASSETS:
Beginning of period	28,940,752	35,200,593
End of period	$20,957,538	$28,940,752

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,400,000	1,650,000
Shares sold	150,000	–
Shares redeemed	(550,000)	(250,000)
Shares outstanding, end of period	1,000,000	1,400,000

See Notes to Financial Statements.

25 | November 30, 2020

ALPS REIT Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020(a)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$1,103,770	$1,368,984
Net realized gain	5,165,077	1,744,020
Net change in unrealized appreciation/(depreciation)	(14,485,522)	3,448,816
Net increase/(decrease) in net assets resulting from operations	(8,216,675)	6,561,820

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,494,087)	(1,634,862)
From tax return of capital	(336,997)	–
Total distributions	(1,831,084)	(1,634,862)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	19,287,844	–
Cost of shares redeemed	(36,184,766)	(6,883,881)
Net decrease from share transactions	(16,896,922)	(6,883,881)
Net decrease in net assets	(26,944,681)	(1,956,923)

NET ASSETS:
Beginning of period	53,265,165	55,222,088
End of period	$26,320,484	$53,265,165

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,100,000	1,250,000
Shares sold	400,000	–
Shares redeemed	(850,000)	(150,000)
Shares outstanding, end of period	650,000	1,100,000

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.

See Notes to Financial Statements.

26 | November 30, 2020

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$45.78	$44.26	$45.61	$42.29	$36.23

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.70	1.71	1.54	1.40	1.26
Net realized and unrealized gain/(loss)	(2.14)	1.34	(1.31)	3.39	6.15
Total from investment operations	(0.44)	3.05	0.23	4.79	7.41

DISTRIBUTIONS:
From net investment income	(1.65)	(1.53)	(1.58)	(1.42)	(1.34)
Tax return of capital	–	–	–	(0.05)	(0.01)
Total distributions	(1.65)	(1.53)	(1.58)	(1.47)	(1.35)

Net increase/(decrease) in net asset value	(2.09)	1.52	(1.35)	3.32	6.06
NET ASSET VALUE, END OF PERIOD	$43.69	$45.78	$44.26	$45.61	$42.29
TOTAL RETURN(b)	(0.27)%	7.26%	0.51%	11.59%	20.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,007,514	$1,746,784	$2,166,709	$2,322,205	$1,702,405

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.27%	3.97%	3.40%	3.24%	3.23%
Portfolio turnover rate(c)	77%	55%	61%	48%	49%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.12	$0.06	$0.04	$0.03	$0.06

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

27 | November 30, 2020

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$26.88	$25.14	$28.27	$22.84	$24.25

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75	1.20	1.15	0.94	1.00
Net realized and unrealized gain/(loss)	(1.66)	1.69	(3.19)	5.41	(1.47)
Total from investment operations	(0.91)	2.89	(2.04)	6.35	(0.47)

DISTRIBUTIONS:
From net investment income	(1.11)	(1.15)	(1.09)	(0.92)	(0.94)
Tax return of capital	(0.04)	–	–	–	–
Total distributions	(1.15)	(1.15)	(1.09)	(0.92)	(0.94)

Net increase/(decrease) in net asset value	(2.06)	1.74	(3.13)	5.43	(1.41)
NET ASSET VALUE, END OF PERIOD	$24.82	$26.88	$25.14	$28.27	$22.84
TOTAL RETURN(b)	(3.08)%	11.79%	(7.47)%	28.21%	(1.95)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$146,431	$221,741	$285,327	$349,184	$161,042

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.22%	4.65%	4.16%	3.55%	4.28%
Portfolio turnover rate(c)	79%	58%	72%	37%	47%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.00 (e)	$0.04	$0.05	$0.12	$0.09

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.
(e)	Less than $0.005.

See Notes to Financial Statements.

28 | November 30, 2020

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$20.67	$21.33	$24.29	$21.17	$20.78

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.89	0.91	0.80	0.67
Net realized and unrealized gain/(loss)	0.42	(0.33)	(3.02)	3.06	0.39
Total from investment operations	0.98	0.56	(2.11)	3.86	1.06

DISTRIBUTIONS:
From net investment income	(0.69)	(1.22)	(0.85)	(0.74)	(0.67)
Total distributions	(0.69)	(1.22)	(0.85)	(0.74)	(0.67)

Net increase/(decrease) in net asset value	0.29	(0.66)	(2.96)	3.12	0.39
NET ASSET VALUE, END OF PERIOD	$20.96	$20.67	$21.33	$24.29	$21.17
TOTAL RETURN(b)	5.20%	2.67%	(8.76)%	18.37%	5.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$20,958	$28,941	$35,201	$47,356	$19,057

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.92%	4.16%	3.88%	3.33%	3.11%
Portfolio turnover rate(c)	93%	83%	85%	42%	68%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.02	$0.01	$0.10	$0.05	$0.36

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

29 | November 30, 2020

ALPS REIT Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020 (a)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$48.42		$44.18	$45.37	$41.31	$42.25

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (b)	1.29		1.19	1.17	0.75	1.24
Net realized and unrealized gain/(loss)	(7.26)		4.45	(0.53)	4.45	(0.90)
Total from investment operations	(5.97)		5.64	0.64	5.20	0.34

DISTRIBUTIONS:
From net investment income	(1.57)		(1.40)	(1.83)	(1.14)	(1.28)
Tax return of capital	(0.39)		–	–	–	–
Total distributions	(1.96)		(1.40)	(1.83)	(1.14)	(1.28)

Net increase/(decrease) in net asset value	(7.93)		4.24	(1.19)	4.06	(0.94)
NET ASSET VALUE, END OF PERIOD	$40.49		$48.42	$44.18	$45.37	$41.31
TOTAL RETURN(c)	(11.77)%		13.00%	1.47%	12.77%	0.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$26,320		$53,265	$55,222	$68,050	$80,550

Ratio of expenses to average net assets	0.38	%(d)	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.26%		2.56%	2.67%	1.71%	2.86%
Portfolio turnover rate(e)	148%		10%	14%	10%	8%

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Effective January 2, 2020 the Fund's Advisory Fee changed from 0.55% to 0.35%.
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

30 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2020, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (formerly known as the Cohen & Steers Global Realty Majors ETF) (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS REIT Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index.

The shares of the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

31 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2020:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$1,000,897,532	$–	$–	$1,000,897,532
Short Term Investments	2,192,467	–	–	2,192,467
Total	$1,003,089,999	$–	$–	$1,003,089,999

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$145,196,833	$–	$–	$145,196,833
Short Term Investments	322,732	–	–	322,732
Total	$145,519,565	$–	$–	$145,519,565

32 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$20,887,414	$–	$–	$20,887,414
Short Term Investments	56,958	–	–	56,958
Total	$20,944,372	$–	$–	$20,944,372

ALPS REIT Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$26,194,521	$–	$–	$26,194,521
Short Term Investments	807,531	–	–	807,531
Total	$27,002,052	$–	$–	$27,002,052

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2020.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

33 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

H. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the ALPS REIT Dividend Dogs ETF (“RDOG”) will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of RDOG’s investment strategy results in RDOG investing in REIT shares, the percentage of RDOG’s dividend income received from REIT shares will likely exceed the percentage of RDOG’s portfolio that is comprised of REIT shares. Distributions received by RDOG from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from RDOG’s investments in REITs are reported to RDOG after the end of the calendar year; accordingly, RDOG estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to RDOG after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to RDOG’s investments in REITs, RDOG may also make distributions in excess of RDOG’s earnings and capital gains. Distributions, if any, in excess of RDOG’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Sector Dividend Dogs ETF	$23,539,190	$(23,539,190)
ALPS International Sector Dividend Dogs ETF	(3,415,821)	3,415,821
ALPS Emerging Sector Dividend Dogs ETF	(524,073)	524,073
ALPS REIT Dividend Dogs ETF	6,056,051	(6,056,051)

The tax character of the distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 was as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2020
ALPS Sector Dividend Dogs ETF	$51,189,402	$–
ALPS International Sector Dividend Dogs ETF	8,323,715	309,701
ALPS Emerging Sector Dividend Dogs ETF	831,362	–
ALPS REIT Dividend Dogs ETF	1,494,087	336,997

Fund	Ordinary Income	Return of Capital
November 30, 2019
ALPS Sector Dividend Dogs ETF	$66,976,075	$–
ALPS International Sector Dividend Dogs ETF	11,551,790	–
ALPS Emerging Sector Dividend Dogs ETF	1,883,340	–
ALPS REIT Dividend Dogs ETF	1,634,862	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

34 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2020, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$5,873,875	$282,971,785
ALPS International Sector Dividend Dogs ETF	4,077,689	43,546,573
ALPS Emerging Sector Dividend Dogs ETF	1,235,204	7,894,953
ALPS REIT Dividend Dogs ETF	3,736,361	3,152,502

As of November 30, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$5,836,361	$(288,845,660)	$(59,411,680)	$(342,420,979)
ALPS International Sector Dividend Dogs ETF	–	(47,624,262)	(18,631,411)	(66,255,673)
ALPS Emerging Sector Dividend Dogs ETF	17,560	(9,130,157)	(1,560,547)	(10,673,144)
ALPS REIT Dividend Dogs ETF	–	(6,888,863)	(4,779,358)	(11,668,221)

As of November 30, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$93,033,888	$(152,445,568)	$–	$(59,411,680)	$1,062,501,679
ALPS International Sector Dividend Dogs ETF	11,068,294	(29,722,242)	22,537	(18,631,411)	164,173,513
ALPS Emerging Sector Dividend Dogs ETF	1,750,397	(3,311,194)	250	(1,560,547)	22,505,169
ALPS REIT Dividend Dogs ETF	2,330,856	(7,110,714)	500	(4,779,358)	31,781,910

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in passive foreign investment companies.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2020, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

35 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

K. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS International Sector Dividend Dogs ETF	$2,133,672	$–	$2,253,654	$2,253,654
ALPS REIT Dividend Dogs ETF	$665,507	$721,846	$–	$721,846

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2020:

ALPS REIT Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$721,846	$–	$–	$–	$721,846
Total Borrowings					721,846
Gross amount of recognized liabilities for securities lending (collateral received)					$721,846

36 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%(a)

(a)	Prior to January 2, 2020, the Fund's Advisory Fee was 0.55%.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective July 1, 2020, each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to July 1, 2020, each Trustee who is not considered an "interested person" (as defined in the 1940 Act), received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and(4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. From January 1, 2020 to June 30, 2020, the Interested Trustee received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$916,292,072	$906,597,938
ALPS International Sector Dividend Dogs ETF	130,012,708	132,478,346
ALPS Emerging Sector Dividend Dogs ETF	20,926,296	22,313,974
ALPS REIT Dividend Dogs ETF	53,896,922	50,390,388

For the year ended November 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$152,896,567	$707,045,208
ALPS International Sector Dividend Dogs ETF	15,240,105	64,786,351
ALPS Emerging Sector Dividend Dogs ETF	2,577,580	7,626,596
ALPS REIT Dividend Dogs ETF	16,123,209	36,612,984

37 | November 30, 2020

ALPS ETF Trust

Notes to Financial Statements	November 30, 2020

For the year ended November 30, 2020, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$33,620,449
ALPS International Sector Dividend Dogs ETF	(1,671,771)
ALPS Emerging Sector Dividend Dogs ETF	(435,228)
ALPS REIT Dividend Dogs ETF	7,384,815

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Sector Dividend Dogs ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2020, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$388,272	$960,618	($527,947)

7. MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

38 | November 30, 2020

ALPS ETF Trust

Additional Information	November 30, 2020 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2019:

	QDI	DRD	199A
ALPS Sector Dividend Dogs ETF	100.00%	98.67%	0.00%
ALPS International Sector Dividend Dogs ETF	79.04%	0.00%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	62.28%	0.00%	0.00%
ALPS REIT Dividend Dogs ETF	30.00%	0.00%	48.89%

In early 2020, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2019 via Form 1099. The Funds will notify shareholders in early 2021 of amounts paid to them by the Funds, if any, during the calendar year 2020.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2020:

	Foreign Taxes Paid	Foreign Source Income
Alps Emerging Sector Dividend Dog ETF	$87,444	$942,423
ALPS International Sector Dividend Dogs ETF	$466,218	$7,260,964

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

39 | November 30, 2020

ALPS ETF Trust

Additional Information	November 30, 2020 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S-Network® International Sector Dividend Dogs Index (Ticker: IDOGX), the S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S-Network® REIT Dividend Dogs Index (Ticker: RDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

40 | November 30, 2020

ALPS ETF Trust

Board Considerations Regarding Approval of	November 30, 2020 (Unaudited)
Investment Advisory Agreements

At a meeting held on June 24, 2020 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Sector Dividend Dogs ETF (“SDOG”), ALPS International Sector Dividend Dogs ETF (“IDOG”), the ALPS Emerging Sector Dividend Dogs ETF (“EDOG”), and the ALPS REIT Dividend Dogs ETF (“RDOG”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for each of SDOG, IDOG, and EDOG is higher than the median of its FUSE expense group. The Funds’ respective net expense ratios, however, are (i) in the case of EDOG, at the median of its FUSE expense group and (ii) in the case of SDOG and IDOG, slightly above the median of their respective FUSE expense group.

The gross management fee rate for RDOG is lower than the median of its FUSE expense group. The Fund’s net expense ratio is also below the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of IDOG, EDOG, and RDOG and concluded that AAI was not realizing any economies of scale with respect to such Funds. With respect to SDOG, the Board, including the Independent Trustees, noted that the Fund’s asset levels have decreased over the prior year and that neither Fund’s asset levels have recovered to its respective historic highs. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

41 | November 30, 2020

ALPS ETF Trust

Trustees and Officers	November 30, 2020 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	35	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	35	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018-present.	18	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

42 | November 30, 2020

ALPS ETF Trust

Trustees and Officers	November 30, 2020 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	30	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

43 | November 30, 2020

ALPS ETF Trust

Trustees and Officers	November 30, 2020 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All- Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes,*** 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod,*** 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.
Cara Owen,*** 1981	Assistant Secretary	Since March 2020	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc.; Vice President and Secretary, Boulder Growth & Income Fund, Inc.; Assistant Secretary, James Advantage Funds (since August 2019). Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019).

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.
***	Effective December 7, 2020, Mr. Noyes and Ms. Akselrod resigned from their respective positions held with the Trust. As of the same date, Ms. Owen was appointed to the position of Secretary and Jen Craig as Assistant Secretary.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

44 | November 30, 2020

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

ANNUAL REPORT

ALPS ETF TRUST | November 30, 2020

BFOR

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

Performance Overview	1
Disclosure of Fund Expenses	6
Report of Independent Registered Public Accounting Firm	7
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Additional Information	23
Board Considerations Regarding Approval of Investment Advisory Agreement	25
Trustees & Officers	26

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Barron’s 400SM ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund” or “BFOR”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization, and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview

Along with the broad U.S. equity market, the Fund staged a spectacular comeback from its pandemic-induced selloff in February and March to close its fiscal year 2020 up a solid 13.3%. This trailed the 14.1% total return clocked by its benchmark, the Barron’s 400 Index (B400T), and the 20% appreciation in the Dow Jones U.S. Total Stock Market Index (DJUSTSM), also including dividends. As a reminder, BFOR’s fiscal year ends on November 30th. And while the returns for both BFOR and its benchmark, the Barron’s 400 Index, trailed those for large cap stocks during its latest fiscal year, they both outpaced some of the most widely followed small cap and mid cap benchmarks. More specifically, the Barron’s 400 Index outperformed, on a total return basis, the Russell 2000 Index of small cap stocks, which gained 14.8%, the S&P Small Cap 600 Index, which gained only 7.1% and the S&P Mid Cap 400 Index, which was up 10.5%, also through the end of November1.

B400 Stages a Remarkable Recovery from March Lows

At the start of 2020, when the coronavirus epidemic evolving in China seemed like a remote event unlikely to affect other parts of the world in a significant way, large cap growth stocks resumed the leadership they had enjoyed in recent years and got off to a roaring start. The Russell 3000 Growth Index rose sharply out of the gate in the new year, gaining 9% by February 19th. The momentum in large cap growth names, which include most of the mega cap technology names that have come to dominate the market cap weighted benchmarks in recent years, lifted both the S&P 500 Index and the Dow Jones U.S. Total Stock Market Index 5.1%, including dividends, also by February 19th. Small cap stocks lagged during this same period, with the Russell 2000 Index rising only 1.6% and the S&P Small Cap 600 Index falling by 0.3%, which trailed the broad market, as measured by the Dow Jones U.S. Total Stock Market Index, by 340 basis points. The Barron’s 400 Index gained only 1.1% as a result of its equally weighted methodology, despite having 210 large caps and only 190 small caps at the beginning of the year2. By the end of February markets took a drastic turn for the worse, as the epidemic in China turned into a global pandemic, causing widespread shutdowns of economic activity all around the world. By March 23rd the Dow Jones U.S. Total Stock Market Index was down 31.7% for the year and the Barron’s 400 Index was down 37.6%, both on a total return basis. What followed was one of the most remarkable turnarounds in stock market history, with the Barron’s 400 Index posting stellar returns and handily outpacing the broad market.

Between March 23, 2020, when the U.S. stock market reached bottom, and the end of BFOR’s fiscal year on November 30th, the Fund had gained 71.5% with its benchmark, the Barron’s 400 Index, gaining 73.1%, including dividends. Coincidentally, March 23rd was also B400’s reconstitution and rebalance date, which means that as the market began its recovery, B400—and consequently BFOR—was starting with a brand new set of equally weighted constituents3. By comparison, DJUSTSM rose 64.6% and the S&P 500 Index gained 59.1%, both also including dividends. Among the market’s widely held benchmarks, the Russell 2000 Index rose a remarkable 81.1%, followed by the S&P Mid Cap 400 Index, up 74.2% and the S&P Small Cap 600 Index, up 72.9%. Figure 1 illustrates the performance for select U.S. equity benchmarks for the year ended on November 30th and since the market’s bottom in March.

1 | November 30, 2020

Barron’s 400SM ETF

Performance Overview	November 30, 2020 (Unaudited)

Figure 1. Performance for the Barron’s 400 ETF (BFOR), the Barron’s 400 Index (B400T) and Select Equity Benchmarks for Fiscal Year 2020 and from the U.S. Stock Market Bottom in 2020 through November 30, 2020.

	BFOR FY 2020 (12/1/2019 – 11/30/2020)	Since B400 March Rebalance (3/23/2020)
Barron’s 400 ETF (BFOR)	13.3%	71.5%
Barron’s 400 Index	14.1%	73.1%
S&P 500 Index	18.5%	59.1%
Dow Jones US Total Stock Market Index	20.0%	64.6%
Russell 1000 Index	20.5%	63.5%
Russell 2000 Index	14.8%	81.1%
S&P Mid Cap 400 Index	10.5%	74.2%
S&P Small Cap 600 Index	7.1%	72.9%
Russell 3000 Value Index	2.2%	52.6%
Russell 3000 Growth Index	37.3%	74.5%

Source: Bloomberg

[1]	Source of returns: Bloomberg.

[2]	Size designation for all U.S. companies is based on MarketGrader’s semi-annual classification according to the market’s aggregate market capitalization. All companies comprising the top 85% of aggregate market capitalization are classified as ‘large’ and all companies in the bottom 15% of aggregate market capitalization are classified as ‘small.’

[3]	The Barron’s 400 Index is reconstituted and rebalanced semi-annually on the third Friday of March and September. All constituents are equally weighted at the start of each rebalance period. Source: MarketGrader.

Broad Based Recovery for the Barron’s 400 Index

While clear winners and losers have emerged with the market recovery since March, for the Barron’s 400 Index the recovery was felt across most constituents and across all market segments and all sectors, with a few exceptions among some of its constituents, especially in the industries hit hardest by the pandemic and the economic shutdowns. Since its last rebalance on March 23rd, which coincided with the market’s trough following its drawdown, the Barron’s 400 Index has held 580 different positions (since the Index rebalanced on September 18th). Among them, 539 companies contributed a positive return through November 30th (93% of all positions held) and only 41 posted a negative return. Figure 2 illustrates the breakdown of all constituents held by B400 since March 23rd, broken down by sector and by positive and negative return for the period through the end of November. Figure 3 shows the top 40 performers in B400 since the market bottomed in March.

Figure 2. Positions held by Barron’s 400 Index Between March 23, 2020 and November 30, 2020

Sector	Total	% of Total Holdings	Positive Return	%	Negative Return	%
Consumer Discretionary	90	15.5%	80	89%	10	11%
Consumer Staples	32	5.5%	29	91%	3	9%
Energy	15	2.6%	14	93%	1	7%
Financials	131	22.6%	124	95%	7	5%
Health Care	69	11.9%	62	90%	7	10%
Industrials	103	17.8%	97	94%	6	6%
Materials	25	4.3%	23	92%	2	8%
Technology	99	17.1%	96	97%	3	3%
Telecommunications	3	0.5%	3	100%	0	0%
Utilities	13	2.2%	11	85%	2	15%

Source: MarketGrader Research

2 | November 30, 2020

Barron’s 400SM ETF

Performance Overview	November 30, 2020 (Unaudited)

Figure 3. Top 40 Performing Stocks in the Barron’s 400 Index Since the Market Bottom on March 23, 2020

Ticker	Name	Size Category	Sector	Industry	Total Return %
ENPH	Enphase Energy, Inc.	SMALL	Technology	Semiconductors	396
CROX	Crocs, Inc.	SMALL	Consumer Discretionary	Apparel/Footwear	370
HZO	MarineMax, Inc.	SMALL	Consumer Discretionary	Specialty Stores	317
YETI	YETI Holdings, Inc.	SMALL	Industrials	Miscellaneous Manufacturing	305
CCS	Century Communities, Inc.	SMALL	Consumer Discretionary	Homebuilding	277
SQ	Square, Inc. Class A	LARGE	Technology	Information Technology Services	262
ALGN	Align Technology, Inc.	LARGE	Health Care	Medical Specialties	249
REGI	Renewable Energy Group, Inc.	SMALL	Materials	Chemicals: Specialty	208
MTH	Meritage Homes Corporation	SMALL	Consumer Discretionary	Homebuilding	208
PFSI	PennyMac Financial Services, Inc.	SMALL	Financials	Finance/Rental/Leasing	202
WSM	Williams-Sonoma, Inc.	SMALL	Consumer Discretionary	Specialty Stores	198
TKR	Timken Company	SMALL	Industrials	Metal Fabrication	194
SAM	Boston Beer Company, Inc. Class A	SMALL	Consumer Staples	Beverages: Alcoholic	189
IBP	Installed Building Products, Inc.	SMALL	Industrials	Wholesale Distributors	185
LEN.B	Lennar Corporation Class B	SMALL	Consumer Discretionary	Homebuilding	181
TPX	Tempur Sealy International Inc	SMALL	Consumer Discretionary	Home Furnishings	178
SPSC	SPS Commerce, Inc.	SMALL	Technology	Packaged Software	178
ACMR	ACM Research, Inc. Class A	SMALL	Industrials	Industrial Machinery	178
PH	Parker-Hannifin Corporation	LARGE	Industrials	Industrial Machinery	177
KNSL	Kinsale Capital Group, Inc.	SMALL	Financials	Multi-Line Insurance	174
GNRC	Generac Holdings Inc.	LARGE	Industrials	Electrical Products	173
CRMT	America's Car-Mart, Inc.	SMALL	Consumer Discretionary	Specialty Stores	167
BLD	TopBuild Corp.	SMALL	Industrials	Building Products	166
APAM	Artisan Partners Asset Management	SMALL	Financials	Investment Managers	161
FND	Floor & Decor Holdings, Inc. Class A	SMALL	Consumer Discretionary	Home Improvement	155
				Chains
DHI	D.R. Horton, Inc.	LARGE	Consumer Discretionary	Homebuilding	153
NVDA	NVIDIA Corporation	LARGE	Technology	Semiconductors	152
IDXX	IDEXX Laboratories, Inc.	LARGE	Health Care	Medical Specialties	152
PYPL	PayPal Holdings Inc	LARGE	Technology	Data Processing Services	151
PHM	PulteGroup, Inc.	LARGE	Consumer Discretionary	Homebuilding	147
TTD	Trade Desk, Inc. Class A	LARGE	Consumer Discretionary	Advertising/Marketing Services	147
PUMP	ProPetro Holding Corp.	SMALL	Energy	Oilfield Services/Equipment	145
LGIH	LGI Homes, Inc.	SMALL	Consumer Discretionary	Homebuilding	143
PJT	PJT Partners, Inc. Class A	SMALL	Financials	Investment Banks/Brokers	141
TER	Teradyne, Inc.	LARGE	Technology	Electronic Production	141
				Equipment
OMF	OneMain Holdings, Inc.	SMALL	Financials	Finance/Rental/Leasing	140
DE	Deere & Company	LARGE	Industrials	Trucks/Construction/Farm Mach.	137
LRCX	Lam Research Corporation	LARGE	Technology	Electronic Production Equipment	137
HOLX	Hologic, Inc.	LARGE	Health Care	Medical Specialties	135
SMG	Scotts Miracle-Gro Company Class A	SMALL	Materials	Chemicals: Agricultural	135

Sources: FactSet (returns), MarketGrader Research (companies and index data)

3 | November 30, 2020

Barron’s 400SM ETF

Performance Overview	November 30, 2020 (Unaudited)

Performance (as of November 30, 2020)

	1 Year	5 Year	Since Inception^
Barron’s 400SM ETF – NAV	13.33%	9.15%	9.58%
Barron’s 400SM ETF – Market Price*	13.36%	9.16%	9.58%
Barron’s 400 IndexSM	14.14%	9.85%	10.30%

Total Expense Ratio (per the current prospectus) is 0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.724.0450.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SM ETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Barron’s 400SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

4 | November 30, 2020

Barron’s 400SM ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings* (as of November 30, 2020)

Enphase Energy, Inc.	0.42%
Meta Financial Group, Inc.	0.40%
Atkore International Group, Inc.	0.35%
Digital Turbine, Inc.	0.35%
Western Alliance Bancorp	0.34%
Paycom Software, Inc.	0.33%
Chart Industries, Inc.	0.33%
MYR Group, Inc.	0.33%
Lam Research Corp.	0.32%
Etsy, Inc.	0.32%
Total % of Top 10 Holdings	3.49%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Sector Allocation* (as of November 30, 2020)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 | November 30, 2020

Barron’s 400SM ETF

Disclosure of Fund Expenses	November 30, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expense Ratio(a)	Expenses Paid During Period 6/1/20 - 11/30/20(b)
Barron's 400 ETF
Actual	$1,000.00	$1,222.70	0.65%	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

6 | November 30, 2020

Barron’s 400SM ETF

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Barron’s 400SM ETF (the "Fund"), one of the funds constituting the ALPS ETF Trust, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 25, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

7 | November 30, 2020

Barron’s 400SM ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (98.54%)
Communication Services (3.51%)
Activision Blizzard, Inc.	3,168	$251,793
Alphabet, Inc., Class A(a)	172	301,757
Cable One, Inc.	144	285,216
CenturyLink, Inc.	24,089	251,730
Charter Communications, Inc., Class A(a)	425	277,096
Discovery, Inc., Class A(a)(b)	11,114	299,078
Electronic Arts, Inc.(a)	2,063	263,548
Facebook, Inc., Class A(a)	972	269,215
Netflix, Inc.(a)	533	261,543
Nexstar Media Group, Inc., Class A	2,681	282,175
Sciplay Corp., Class A(a)(b)	17,130	255,066
Take-Two Interactive Software, Inc.(a)	1,648	297,480
Verizon Communications, Inc.	4,368	263,871
ViacomCBS, Inc.(b)	8,786	309,970
World Wrestling Entertainment, Inc., Class A(b)	6,432	276,833
Total Communication Services		4,146,371

Consumer Discretionary (11.99%)
1-800-Flowers.com, Inc., Class
A(a)(b)	11,206	262,669
Advance Auto Parts, Inc.	1,687	249,170
Amazon.com, Inc.(a)	83	262,947
America's Car-Mart, Inc.(a)	2,991	312,559
Best Buy Co., Inc.	2,452	266,778
Big Lots, Inc.	5,545	286,510
Buckle, Inc.(b)	12,429	333,346
Century Communities, Inc.(a)	6,749	300,330
Crocs, Inc.(a)	6,210	365,707
Deckers Outdoor Corp.(a)	1,234	314,164
Dollar General Corp.	1,285	280,875
Dollar Tree, Inc.(a)	2,985	326,081
Domino's Pizza, Inc.	679	266,555
DR Horton, Inc.	3,688	274,756
eBay, Inc.	5,112	257,798
Etsy, Inc.(a)	2,384	383,109
Grand Canyon Education, Inc.(a)	3,085	257,505
Green Brick Partners, Inc.(a)	14,914	324,678
Hanesbrands, Inc.	16,851	239,284
Helen of Troy, Ltd.(a)	1,324	267,435
Hibbett Sports, Inc.(a)	6,897	283,881
Home Depot, Inc.	926	256,882
Installed Building Products, Inc.(a)	2,767	273,435
Lennar Corp., Class B	4,303	261,192
LGI Homes, Inc.(a)	2,390	258,239
Lithia Motors, Inc., Class A	1,097	317,362
Lowe's Cos., Inc.	1,566	244,014
M/I Homes, Inc.(a)	5,928	269,428
MarineMax, Inc.(a)	9,989	328,039
MDC Holdings, Inc.	5,666	273,498
Meritage Homes Corp.(a)	2,625	236,644

Security Description	Shares	Value
Consumer Discretionary (continued)
Murphy USA, Inc.	1,926	$246,913
NVR, Inc.(a)	66	263,814
Ollie's Bargain Outlet Holdings,
Inc.(a)(b)	3,011	265,149
O'Reilly Automotive, Inc.(a)	554	245,112
Pool Corp.	858	296,962
PulteGroup, Inc.	5,876	256,370
Rent-A-Center, Inc., Class A	9,034	305,530
Sportsman's Warehouse
Holdings, Inc.(a)	18,855	262,650
Stamps.com, Inc.(a)	1,240	232,450
Sturm Ruger & Co., Inc.	4,221	258,494
Target Corp.	1,776	318,845
Tempur Sealy International, Inc.(a)	11,252	283,438
TopBuild Corp.(a)	1,704	296,888
Tractor Supply Co.	1,878	264,441
TRI Pointe Group, Inc.(a)	15,249	266,553
Williams-Sonoma, Inc.	2,845	311,442
Wingstop, Inc.	2,007	255,511
XPEL, Inc.(a)(b)(c)	9,640	365,163
YETI Holdings, Inc.(a)	5,500	347,435
Total Consumer Discretionary		14,178,030

Consumer Staples (6.08%)
BJ's Wholesale Club Holdings, Inc.(a)	6,632	271,846
Boston Beer Co., Inc., Class A(a)	302	281,114
Brown-Forman Corp., Class B	3,352	270,372
Church & Dwight Co., Inc.	2,867	251,637
Clorox Co.	1,263	256,338
Coca-Cola Co.	5,185	267,546
Colgate-Palmolive Co.	3,440	294,602
Conagra Brands, Inc.	7,657	279,940
Darling Ingredients, Inc.(a)	7,564	365,190
General Mills, Inc.	4,485	272,778
Hershey Co.	1,833	271,082
Hormel Foods Corp.	5,315	250,762
J M Smucker Co.	2,355	276,006
Kellogg Co.	4,033	257,749
Kimberly-Clark Corp.	1,807	251,733
Kroger Co.	7,940	262,020
McCormick & Co., Inc.	1,321	247,001
Medifast, Inc.	1,501	306,414
Monster Beverage Corp.(a)	3,130	265,361
National Beverage Corp.(a)(b)	3,545	347,516
PepsiCo, Inc.	1,952	281,537
Procter & Gamble Co.	1,909	265,103
Sprouts Farmers Market, Inc.(a)	12,844	271,907
USANA Health Sciences, Inc.(a)	3,473	261,100
Wal-Mart Stores, Inc.	1,926	294,274
Weis Markets, Inc.	5,589	266,204
Total Consumer Staples		7,187,132

Energy (0.81%)
Cheniere Energy, Inc.(a)	5,374	304,652
Dorian LPG, Ltd.(a)	29,744	325,102

8 | November 30, 2020

Barron’s 400SM ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
Energy (continued)
Renewable Energy Group, Inc.(a)	5,735	$333,089
Total Energy		962,843

Financials (20.68%)
Allstate Corp.	2,791	285,659
Artisan Partners Asset
Management, Inc., Class A	6,797	305,865
Associated Banc-Corp	19,949	305,619
BancFirst Corp.	6,052	328,200
Bancorp, Inc.(a)	28,313	334,093
BancorpSouth Bank	12,989	329,271
Bank of New York Mellon Corp.	7,591	296,960
BankUnited, Inc.	11,391	324,757
BlackRock, Inc.	482	336,605
Cathay General Bancorp	11,480	324,310
Central Pacific Financial Corp.	17,899	293,365
Charles Schwab Corp.	7,479	364,826
Comerica, Inc.	6,522	320,882
Community Bank System, Inc.	4,561	283,922
CVB Financial Corp.	15,664	297,459
East West Bancorp, Inc.	7,781	332,404
Encore Capital Group, Inc.(a)	6,591	225,017
Enstar Group, Ltd.(a)	1,707	323,101
FactSet Research Systems, Inc.	786	262,335
FB Financial Corp.	9,782	312,241
Federated Hermes, Inc.	11,730	314,833
Fidelity National Financial, Inc., Class A	8,118	292,167
First Busey Corp.	15,563	311,416
First Financial Bankshares, Inc.	9,072	303,186
First Foundation, Inc.	18,194	323,125
First Interstate BancSystem, Inc., Class A	8,285	315,244
First Merchants Corp.	10,930	364,188
First Republic Bank	2,449	317,292
Flagstar Bancorp, Inc.	8,401	294,371
Glacier Bancorp, Inc.	7,742	315,641
HarborOne Bancorp, Inc.	30,676	300,932
Hilltop Holdings, Inc.	13,674	329,407
Home BancShares, Inc.	16,723	309,543
HomeStreet, Inc.	9,707	314,022
Independent Bank Group, Inc.	5,753	322,801
Kinsale Capital Group, Inc.	1,378	330,941
Lakeland Financial Corp.	5,979	303,673
LPL Financial Holdings, Inc.	3,285	298,180
MarketAxess Holdings, Inc.	570	307,333
Meta Financial Group, Inc.	14,260	472,006
Moody's Corp.	921	260,035
Nasdaq, Inc.	2,065	264,299
National Bank Holdings Corp., Class A	9,790	315,042
Northern Trust Corp.	3,361	312,976
Old National Bancorp	19,624	310,648
OneMain Holdings, Inc.	8,224	320,654
Park National Corp.(b)	2,966	299,892

Security Description	Shares	Value
Financials (continued)
PennyMac Financial Services, Inc., Class A	4,594	$264,798
PJT Partners, Inc., Class A	4,596	318,411
PNC Financial Services Group, Inc.	2,378	328,331
Preferred Bank	7,892	290,189
Primerica, Inc.	2,169	282,556
Progressive Corp.	2,783	242,427
Prosperity Bancshares, Inc.	5,215	327,658
S&P Global, Inc.	740	260,317
ServisFirst Bancshares, Inc.	7,411	279,988
Signature Bank/New York NY	2,926	328,268
Simmons First National Corp., Class A	16,422	320,229
Stifel Financial Corp.	4,991	345,876
Stock Yards Bancorp, Inc.	6,629	264,099
SVB Financial Group(a)	1,066	367,621
Synovus Financial Corp.	11,877	374,957
T Rowe Price Group, Inc.	2,088	299,440
TCF Financial Corp.	10,442	350,851
The Hartford Financial Services Group, Inc.	7,063	312,185
Towne Bank	15,618	339,692
Truist Financial Corp.	6,717	311,803
UMB Financial Corp.	5,187	352,768
United Bankshares, Inc.	10,623	311,041
Valley National Bancorp	36,768	336,060
Veritex Holdings, Inc.	15,258	330,946
Victory Capital Holdings, Inc., Class A(b)	15,777	323,902
Virtu Financial, Inc., Class A	9,860	224,709
Washington Trust Bancorp, Inc.	7,848	308,583
Webster Financial Corp.	9,793	370,567
Westamerica BanCorp	4,706	259,395
Western Alliance Bancorp	7,777	398,727
Zions Bancorp NA	8,495	327,822
Total Financials		24,464,954

Health Care (12.80%)
Abbott Laboratories	2,483	268,710
AbbVie, Inc.	2,912	304,537
Addus HomeCare Corp.(a)	2,778	275,716
Alexion Pharmaceuticals, Inc.(a)	2,290	279,632
Align Technology, Inc.(a)	789	379,738
Amedisys, Inc.(a)	1,105	270,493
AmerisourceBergen Corp.	2,789	287,574
Amgen, Inc.	1,066	236,695
Anthem, Inc.	1,017	316,816
Bio-Rad Laboratories, Inc., Class A(a)	509	274,096
Boston Scientific Corp.(a)	6,308	209,110
Catalent, Inc.(a)	3,139	301,783
Catalyst Pharmaceuticals, Inc.(a)	78,789	288,368
Charles River Laboratories International, Inc.(a)	1,175	275,561
Chemed Corp.	535	255,864

9 | November 30, 2020

Barron’s 400SM ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
Health Care (continued)
Coherus Biosciences, Inc.(a)(b)	13,984	$258,145
Corcept Therapeutics, Inc.(a)	14,659	331,880
CVS Health Corp.	4,554	308,716
Danaher Corp.	1,268	284,831
DaVita, Inc.(a)	2,946	323,618
DexCom, Inc.(a)	665	212,587
Eli Lilly & Co.	1,764	256,927
Emergent BioSolutions, Inc.(a)	2,576	211,052
Ensign Group, Inc.	4,814	345,982
Exelixis, Inc.(a)	10,334	197,999
HCA Healthcare, Inc.	1,949	292,564
Hologic, Inc.(a)	4,267	294,978
Humana, Inc.	662	265,144
ICU Medical, Inc.(a)	1,379	260,217
IDEXX Laboratories, Inc.(a)	717	330,523
Innoviva, Inc.(a)	23,187	242,420
Intuitive Surgical, Inc.(a)	370	268,638
Johnson & Johnson	1,777	257,096
Masimo Corp.(a)	1,184	301,316
Medpace Holdings, Inc.(a)	2,204	282,905
Merck & Co., Inc.	3,143	252,666
Meridian Bioscience, Inc.(a)	17,346	327,839
Mettler-Toledo International, Inc.(a)	265	304,761
Molina Healthcare, Inc.(a)	1,456	297,213
PerkinElmer, Inc.	2,233	296,989
Pfizer, Inc.	7,564	289,777
Quidel Corp.(a)	1,609	313,835
Regeneron Pharmaceuticals, Inc.(a)	456	235,310
ResMed, Inc.	1,508	316,077
Supernus Pharmaceuticals, Inc.(a)	12,055	256,772
Teleflex, Inc.	716	274,049
Thermo Fisher Scientific, Inc.	608	282,708
UnitedHealth Group, Inc.	861	289,589
Vanda Pharmaceuticals, Inc.(a)	27,491	335,665
Veeva Systems, Inc., Class A(a)	948	262,473
Vertex Pharmaceuticals, Inc.(a)	991	225,700
Viemed Healthcare, Inc.(a)(b)	31,893	310,957
West Pharmaceutical Services, Inc.	930	255,899
Zoetis, Inc.	1,630	261,419
Total Health Care		15,141,929

Industrials (17.02%)
3M Co.	1,589	274,468
AAON, Inc.	4,612	300,380
Advanced Drainage Systems, Inc.	4,498	313,736
Aerojet Rocketdyne Holdings, Inc.(a)(b)	6,564	245,691
AeroVironment, Inc.(a)	4,081	348,477
Air Lease Corp.	8,317	304,153
AMETEK, Inc.	2,587	306,637
Arcosa, Inc.	5,946	308,538
Atkore International Group, Inc.(a)	10,538	410,771

Security Description	Shares	Value
Industrials (continued)
BMC Stock Holdings, Inc.(a)	6,257	$306,218
Builders FirstSource, Inc.(a)	8,126	303,994
BWX Technologies, Inc.	4,628	263,241
Caterpillar, Inc.	1,781	309,164
Chart Industries, Inc.(a)	3,758	388,427
Cintas Corp.	806	286,372
Comfort Systems USA, Inc.	5,084	256,183
Copart, Inc.(a)	2,519	290,819
CoStar Group, Inc.(a)	309	281,366
CSW Industrials, Inc.	3,564	382,382
Cummins, Inc.	1,260	291,274
Deere & Co.	1,226	320,746
Dover Corp.	2,311	282,011
Emerson Electric Co.	3,870	297,293
Expeditors International of Washington, Inc.	2,837	253,543
Exponent, Inc.	3,443	285,803
Fastenal Co.	5,925	292,991
Federal Signal Corp.	8,533	264,779
Fortune Brands Home & Security, Inc.	3,148	262,858
FTI Consulting, Inc.(a)	2,480	260,450
Generac Holdings, Inc.(a)	1,415	305,074
General Dynamics Corp.	1,824	272,414
Gibraltar Industries, Inc.(a)	4,177	273,426
Great Lakes Dredge & Dock Corp.(a)	29,123	328,799
HEICO Corp., Class A	2,855	316,191
Honeywell International, Inc.	1,573	320,766
Hubbell, Inc.	1,843	297,810
Illinois Tool Works, Inc.	1,332	281,172
Insperity, Inc.	3,920	335,160
ITT, Inc.	4,091	297,129
JB Hunt Transport Services, Inc.	1,990	269,207
John Bean Technologies Corp.	2,654	293,426
Kforce, Inc.	8,007	328,687
L3Harris Technologies, Inc.	1,480	284,145
Lockheed Martin Corp.	674	246,010
McGrath RentCorp	4,378	278,616
MSA Safety, Inc.	2,051	306,501
MYR Group, Inc.(a)	7,516	384,293
National Presto Industries, Inc.	3,122	265,526
Nordson Corp.	1,333	271,679
Northrop Grumman Corp.	782	236,367
Old Dominion Freight Line, Inc.	1,340	272,502
PACCAR, Inc.	3,086	268,667
Parker-Hannifin Corp.	1,261	337,015
Rockwell Automation, Inc.	1,177	300,794
Roper Technologies, Inc.	655	279,685
Simpson Manufacturing Co., Inc.	2,634	242,065
Sterling Construction Co., Inc.(a)	19,788	316,410
Teledyne Technologies, Inc.(a)	827	312,556
The Timken Co.	4,597	337,604
Toro Co.	3,141	284,920
TransUnion	3,026	275,638

10 | November 30, 2020

Barron’s 400SM ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
Industrials (continued)
Trex Co., Inc.(a)	3,788	$283,418
TriNet Group, Inc.(a)	4,277	320,775
UFP Industries, Inc.	4,709	252,638
Union Pacific Corp.	1,308	266,937
United Parcel Service, Inc., Class B	1,638	280,213
Watts Water Technologies, Inc., Class A	2,642	309,510
WW Grainger, Inc.	746	312,052
Total Industrials		20,138,562

Information Technology (19.25%)
Acacia Communications, Inc.(a)	3,856	268,686
ACI Worldwide, Inc.(a)	9,881	321,923
Adobe, Inc.(a)	531	254,068
Advanced Micro Devices, Inc.(a)	3,354	310,782
Akamai Technologies, Inc.(a)	2,431	251,633
Alarm.com Holdings, Inc.(a)	4,607	349,717
Amdocs, Ltd.	4,523	297,659
Amkor Technology, Inc.(a)	23,201	341,983
Amphenol Corp., Class A	2,443	319,569
ANSYS, Inc.(a)	798	269,772
Apple, Inc.	2,291	272,744
Applied Materials, Inc.	4,627	381,635
Arista Networks, Inc.(a)	1,282	347,037
Aspen Technology, Inc.(a)	2,047	275,219
Autodesk, Inc.(a)	1,122	314,418
Axcelis Technologies, Inc.(a)	12,152	327,861
Booz Allen Hamilton Holding Corp.	3,156	273,909
Broadcom, Inc.	721	289,539
Broadridge Financial Solutions, Inc.	1,951	286,563
CACI International, Inc., Class A(a)	1,175	278,816
Cadence Design Systems, Inc.(a)	2,516	292,611
CDW Corp.	2,318	302,476
Ciena Corp.(a)	6,360	284,928
Citrix Systems, Inc.	1,947	241,272
Cognizant Technology Solutions Corp., Class A	3,775	294,941
Digital Turbine, Inc.(a)	9,073	408,104
Enphase Energy, Inc.(a)(b)	3,669	501,075
Entegris, Inc.	3,837	355,383
EPAM Systems, Inc.(a)	790	254,641
Fair Isaac Corp.(a)	607	286,977
FleetCor Technologies, Inc.(a)	1,139	302,074
Fortinet, Inc.(a)	2,239	275,912
Gartner, Inc.(a)	1,973	299,896
International Business Machines Corp.	2,162	267,050
Intuit, Inc.	821	289,008
j2 Global, Inc.(a)(b)	3,653	327,345
Jack Henry & Associates, Inc.	1,656	266,384
Keysight Technologies, Inc.(a)	2,751	330,230
KLA Corp.	1,464	368,884
Lam Research Corp.	847	383,403
Leidos Holdings, Inc.	2,982	300,287

Security Description	Shares	Value
Information Technology (continued)
ManTech International Corp., Class A	3,608	$277,708
Maxim Integrated Products, Inc.	3,886	322,693
Methode Electronics, Inc.	9,397	329,083
Microsoft Corp.	1,243	266,089
Mitek Systems, Inc.(a)	20,894	246,131
MKS Instruments, Inc.	2,491	343,708
Monolithic Power Systems, Inc.	1,023	327,319
NetApp, Inc.	5,833	310,957
NVIDIA Corp.	509	272,855
Oracle Corp.	4,254	245,541
Paychex, Inc.	3,354	312,425
Paycom Software, Inc.(a)	945	394,141
PayPal Holdings, Inc.(a)	1,423	304,693
Power Integrations, Inc.	4,815	343,743
Qorvo, Inc.(a)	2,036	319,000
Qualys, Inc.(a)	2,688	255,387
salesforce.com, Inc.(a)	1,051	258,336
ServiceNow, Inc.(a)	558	298,279
Skyworks Solutions, Inc.	1,878	265,117
SPS Commerce, Inc.(a)	3,467	357,344
SS&C Technologies Holdings, Inc.	4,321	297,674
Sykes Enterprises, Inc.(a)	8,100	304,803
SYNNEX Corp.	2,013	322,704
Synopsys, Inc.(a)	1,255	285,513
Teradyne, Inc.	3,428	378,246
Texas Instruments, Inc.	1,881	303,311
Trimble, Inc.(a)	5,082	304,259
TTEC Holdings, Inc.	4,743	320,911
Tyler Technologies, Inc.(a)	787	336,521
VeriSign, Inc.(a)	1,295	259,932
VMware, Inc., Class A(a)	1,849	258,657
Zebra Technologies Corp., Class A(a)	1,008	381,447
Zoom Video Communications, Inc., Class A(a)	634	303,280
Total Information Technology		22,774,221

Materials (4.24%)
Air Products and Chemicals, Inc.	871	244,002
Balchem Corp.	2,754	285,562
Berry Global Group, Inc.(a)	5,134	272,102
Celanese Corp.	2,399	310,263
Commercial Metals Co.	12,764	254,131
Compass Minerals International, Inc.	4,545	283,881
Crown Holdings, Inc.(a)	3,495	329,404
Eagle Materials, Inc.	3,078	280,067
FMC Corp.	2,368	274,712
FutureFuel Corp.	21,809	261,490
Ingevity Corp.(a)	4,637	308,731
Martin Marietta Materials, Inc.	1,214	322,475
Newmont Corp.	3,919	230,516
RPM International, Inc.	3,108	273,535

11 | November 30, 2020

Barron’s 400SM ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
Materials (continued)
Scotts Miracle-Gro Co.	1,648	$289,669
Sherwin-Williams Co.	370	276,623
Silgan Holdings, Inc.	7,185	242,853
Vulcan Materials Co.	1,973	275,529
Total Materials		5,015,545

Utilities (2.16%)
Alliant Energy Corp.	5,017	263,894
American States Water Co.	3,652	269,591
Entergy Corp.	2,742	298,467
NRG Energy, Inc.	8,651	283,320
PPL Corp.	9,550	271,411
Public Service Enterprise Group, Inc.	5,125	298,685
Sempra Energy	2,250	286,830
Southern Co.	4,993	298,831
UGI Corp.	8,061	286,004
Total Utilities		2,557,033

TOTAL COMMON STOCKS
(Cost $88,248,436)		116,566,620

Security Description	Shares	Value
LIMITED PARTNERSHIPS (1.24%)
Energy (1.24%)
BP Midstream Partners LP	25,069	284,283
Hess Midstream LP, Class A	16,015	288,750
Magellan Midstream Partners LP	7,178	295,375
Noble Midstream Partners LP	34,414	327,965
Shell Midstream Partners LP	26,466	271,541
Total Energy		1,467,914

TOTAL LIMITED PARTNERSHIPS
(Cost $1,426,981)		1,467,914

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.25%)
Money Market Fund (0.15%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $177,041)	0.01%	177,041	$177,041

Investments Purchased with Collateral from Securities Loaned (1.10%)
State Street Navigator
Securities Lending
Government Money
Market Portfolio, 0.11%
(Cost $1,302,973)		1,302,973	1,302,973
TOTAL SHORT TERM INVESTMENTS
(Cost $1,480,014)			1,480,014

TOTAL INVESTMENTS (101.03%)
(Cost $91,155,431)			$119,514,548
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.03%)			(1,221,429)
NET ASSETS - 100.00%			$118,293,119

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,921,697.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2020, the market value of those securities was $365,163 representing 0.31% of net assets.

See Notes to Financial Statements.

12 | November 30, 2020

Barron’s 400SM ETF

Statement of Assets and Liabilities	November 30, 2020

ASSETS:
Investments, at value	$119,514,548
Dividends receivable	143,819
Total Assets	119,658,367

LIABILITIES:
Payable to adviser	62,275
Payable for collateral upon return of securities loaned	1,302,973
Total Liabilities	1,365,248
NET ASSETS	$118,293,119

NET ASSETS CONSIST OF:
Paid-in capital	$144,610,092
Total distributable earnings	(26,316,973)
NET ASSETS	$118,293,119

INVESTMENTS, AT COST	$91,155,431

PRICING OF SHARES
Net Assets	$118,293,119
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,500,000
Net Asset Value, offering and redemption price per share	$47.32

See Notes to Financial Statements.

13 | November 30, 2020

Barron’s 400SM ETF

Statement of Operations	For the Year Ended November 30, 2020

INVESTMENT INCOME:
Dividends(a)	$1,993,922
Securities Lending Income	24,519
Total Investment Income	2,018,441

EXPENSES:
Investment adviser fees	759,334
Net Expenses	759,334
NET INVESTMENT INCOME	1,259,107

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(6,883,800)
Net change in unrealized appreciation on investments	14,975,635
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,091,835
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,350,942

(a)	Net of foreign tax withholding of $660.

See Notes to Financial Statements.

14 | November 30, 2020

Barron’s 400SM ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$1,259,107	$1,674,201
Net realized loss	(6,883,800)	(13,333,969)
Net change in unrealized appreciation	14,975,635	18,178,162
Net increase in net assets resulting from operations	9,350,942	6,518,394

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,017,716)	(1,353,834)
Total distributions	(1,017,716)	(1,353,834)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(37,189,939)	(21,723,092)
Net decrease from capital share transactions	(37,189,939)	(21,723,092)
Net decrease in net assets	(28,856,713)	(16,558,532)

NET ASSETS:
Beginning of year	147,149,832	163,708,364
End of year	$118,293,119	$147,149,832

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,500,000	4,050,000
Shares sold	–	–
Shares redeemed	(1,000,000)	(550,000)
Shares outstanding, end of period	2,500,000	3,500,000

See Notes to Financial Statements.

15 | November 30, 2020

Barron’s 400SM ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$42.04	$40.42	$41.54	$34.35	$31.75

INCOME FROM OPERATIONS:
Net investment income(a)	0.43	0.44	0.40	0.29	0.33
Net realized and unrealized gain/(loss)	5.14	1.51	(1.27)	7.17	2.53
Total from investment operations	5.57	1.95	(0.87)	7.46	2.86

DISTRIBUTIONS:
From net investment income	(0.29)	(0.33)	(0.25)	(0.27)	(0.26)
Total distributions	(0.29)	(0.33)	(0.25)	(0.27)	(0.26)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.28	1.62	(1.12)	7.19	2.60
NET ASSET VALUE, END OF PERIOD	$47.32	$42.04	$40.42	$41.54	$34.35
TOTAL RETURN(b)	13.33%	5.00%	(2.12)%	21.87%	9.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$118,293	$147,150	$163,708	$205,601	$178,612

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.08%	1.10%	0.93%	0.78%	1.07%
Portfolio turnover rate(c)	83%	109%	88%	84%	88%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

16 | November 30, 2020

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2020

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2020, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

17 | November 30, 2020

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2020

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

Barron's 400 ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$116,566,620	$–	$–	$116,566,620
Limited Partnerships*	1,467,914	–	–	1,467,914
Short Term Investments	1,480,014	–	–	1,480,014
Total	$119,514,548	$–	$–	$119,514,548

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

18 | November 30, 2020

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2020

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
Barron’s 400SM ETF	$5,733,613	$(5,733,613)

The tax character of the distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
Barron’s 400SM ETF	$1,017,716	$–	$–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
Barron’s 400SM ETF	$1,353,834	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2020, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$37,276,443	$18,250,027

As of November 30, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$756,768
Accumulated net realized loss on investments	(55,526,470)
Net unrealized appreciation on investments	28,462,434
Other accumulated losses	(9,705)
Total	$(26,316,973)

As of November 30, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$29,795,838
Gross depreciation (excess of tax cost over value)	(1,333,404)
Net unrealized appreciation (depreciation)	$28,462,434
Cost of investments for income tax purposes	$91,052,114

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

19 | November 30, 2020

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2020

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 ETF	$2,921,697	$1,302,973	$1,732,261	$3,035,234

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

20 | November 30, 2020

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2020

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2020:

Barron's 400 ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,302,973	$–	$–	$–	$1,302,973
Total Borrowings					1,302,973
Gross amount of recognized liabilities for securities lending (collateral received)					$1,302,973

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective July 1, 2020, each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to July 1, 2020, each Trustee who is not considered an "interested person" (as defined in the 1940 Act), received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. From January 1, 2020 to June 30, 2020, the Interested Trustee received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$98,764,695	$97,006,262

For the year ended November 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$–	$37,008,159

For the year ended November 30, 2020, the Barron's 400 ETF had in-kind net realized gains of $5,776,087.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

21 | November 30, 2020

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2020

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2020, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Barron's 400 ETF	$1,381,416	$2,390,301	$1,727,268

7. MARKET DISRUPTIONS RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

22 | November 30, 2020

Barron’s 400SM ETF

Additional Information	November 30, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400 ETF	100.00%	100.00%

In early 2020, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENT

MarketGrader Capital, LLC (the “Index Provider”) has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. The Index Provider in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400 ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the ALPS Advisors, Inc. (the “Adviser”) or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital, LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”). The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

23 | November 30, 2020

Barron’s 400SM ETF

Additional Information	November 30, 2020 (Unaudited)

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

24 | November 30, 2020

Barron’s 400SM ETF

Board Considerations Regarding Approval	November 30, 2020 (Unaudited)
of Investment Advisory Agreement

At a meeting held on June 24, 2020 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Barron’s 400 ETF (“BFOR” or the “Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Board considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its benchmark. The Board also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for the Fund is higher than the median of its FUSE expense group. The Fund’s net expense ratio, however, is slightly above the median of its FUSE expense group.

The Board took into account, among other things, the unique features and performance of the Fund’s underlying index and the costs and benefits of linkage to the Barron’s name.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

25 | November 30, 2020

Barron’s 400SM ETF

Trustees & Officers	November 30, 2020 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	35	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	35	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018-present.	18	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

26 | November 30, 2020

Barron’s 400SM ETF

Trustees & Officers	November 30, 2020 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	30	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

27 | November 30, 2020

Barron’s 400SM ETF

Trustees & Officers	November 30, 2020 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All- Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes,*** 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod,*** 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.
Cara Owen,*** 1981	Assistant Secretary	Since March 2020	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc.; Vice President and Secretary, Boulder Growth & Income Fund, Inc.; Assistant Secretary, James Advantage Funds (since August 2019). Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019).

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.
***	Effective December 7, 2020, Mr. Noyes and Ms. Akselrod resigned from their respective positions held with the Trust. As of the same date, Ms. Owen was appointed to the position of Secretary and Jen Craig as Assistant Secretary.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

28 | November 30, 2020

Annual Report

November 30, 2020

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)

RiverFront Dynamic Unconstrained Income ETF (NYSE ARCA: RFUN)

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

RiverFront Dynamic US Flex-Cap ETF (NYSE ARCA: RFFC)

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic Unconstrained Income ETF	4
RiverFront Dynamic US Dividend Advantage ETF	7
RiverFront Dynamic US Flex-Cap ETF	10
RiverFront Strategic Income Fund	13
Disclosure of Fund Expenses	16
Report of Independent Registered Public Accounting Firm	17
Financial Statements
Schedule of Investments
RiverFront Dynamic Core Income ETF	18
RiverFront Dynamic Unconstrained Income ETF	24
RiverFront Dynamic US Dividend Advantage ETF	28
RiverFront Dynamic US Flex-Cap ETF	30
RiverFront Strategic Income Fund	32
Statement of Assets and Liabilities	35
Statement of Operations	36
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	37
RiverFront Dynamic Unconstrained Income ETF	38
RiverFront Dynamic US Dividend Advantage ETF	39
RiverFront Dynamic US Flex-Cap ETF	40
RiverFront Strategic Income Fund	41
Financial Highlights	42
Notes to Financial Statements	47
Additional Information	56
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	57
Trustees & Officers	59

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

RiverFront Dynamic Core Income ETF (the “Fund” or "RFCI") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Market Outlook

The 12-month period ended November 30, 2020 was one defined by the novel coronavirus (“COVID-19”) pandemic; the returns on global equity market were dependent on its ability to handle the pandemic and the resilience of its underlying earnings to the pandemic.

The final month of the 2019 calendar year and the first month of 2020 were overall positive for equity markets. Led by the S&P 500® Index (the "S&P 500"), global markets rose to varying degrees on the prospect of decreased tensions between the U.S. and China. However, this rally was quickly ended as the COVID-19 pandemic swiftly sent the world’s economy into a recession. The month of March 2020 saw some of the steepest declines in regional equity markets ever. These declines were short lived, with April bringing positive gains across each region. This momentum carried into the third quarter of 2020, where the S&P 500, MSCI EAFE® Index and MSCI Emerging® Index all saw double digit gains. However, these gains were not completely equal. The S&P 500 saw a rebound, despite increasing COVID-19 cases, because its Technology sector was able to grow its bottom-line despite the pandemic. The MSCI Emerging Index had the sharpest rebound led by China, which benefited from the tough measures taken by their government to combat the disease. With their official case numbers stabilizing at low levels, the Chinese economy was able to get back to work. The MSCI EAFE Index’s rebound was the smallest, compared to its decline. The main culprit was Europe’s inability to contain COVID-19, tied with its overall value tilt. These three themes carried over into September and October 2020. Asia Pacific and Emerging Markets, driven by China, outperformed, with COVID-19 in Asia’s rear view. The S&P 500 was able to produce tepid gains of less than 1%, on the back of Technology mega caps. Finally, Europe lost ground, on a relative and absolute basis, due to their still combatting COVID-19 combined with structural issues that existed prior to but were exasperated by the COVID-19.

In the final month of the fiscal year, positive vaccine breakthroughs caused value equities to sharply outperform growth.

2020 Performance Attribution

RFCI underperformed its benchmark for the 12-month period ending November 30, 2020, based upon its return at NAV. The underperformance of RFCI relative to its benchmark was primarily due to the Fund’s selection within investment grade bonds as well as an overweight to cash throughout the period.

Negative Contributors:

•	Selection within Investment Grade Corporates: During the 12-month attribution period, the Fund had a shorter duration than the ICE BAML US Corporate Index and the longer duration corporates outperformed their shorter duration counterparts. The ICE BAML US Corporate Index returned 9.61% over the period, as spreads tightened by 289 basis points from the March 23rd lows.

•	Excess Cash: The Fund held higher levels of cash during the period due to a combination of market volatility and higher than normal called issues as companies refinanced debt to take advantage of lower interest rates.

Positive Contributors:

•	Allocation to credit: The Fund’s overweight to corporate bonds relative to Treasuries, agencies, and mortgages was additive during the period.

•	Selection within rates: The Fund positioning of longer duration Treasuries was additive, as the longer end of the curve rallied throughout the year. The 10-year Treasury yield fell by 98 basis points and the 30-year Treasury yield fell by 60 basis points.

2021 Outlook

Going forward, RiverFront believes stocks will rise over the next 12-18 months, recognizing that short-term risk remains high with continued COVID-19 concerns, until a vaccine can be distributed. Across RiverFront’s equity portfolios, the portfolios are slightly overweight equities compared to their respective benchmarks. From a selection standpoint, RiverFront believes asset classes and stocks that can deliver growth should continue to be valued at a premium to their peers.

There are several potential catalysts on the near-term horizon including another stimulus bill, further advances in COVID-19 treatment and earnings season. From a macro standpoint, we believe that low interest rates and accommodative policy will continue to provide support for stocks globally. Thus, we believe that international equities provide a relatively attractive long-term return potential relative to fixed income alternatives in the United States or abroad. We find the relative valuation of international equities to domestic equities also compelling, but value is not in and of itself a ‘catalyst’ - a timing signal - for stocks, in our opinion. International equities have long been awaiting a positive catalyst to help drive relative performance versus the S&P 500. While fears of a COVID-19 “second wave” continue to spike along with case counts in both the United States and across Europe, economic fallout from the first wave of COVID-19 has sparked historic levels of fiscal and monetary stimulus from European and Asian policy makers. Monetary supply is now growing in most major economies of the world, a positive for stocks in our opinion. On the currency front, we remain of the view that the U.S. Dollar may have reached a structural peak, and do not intend to hedge to dollars at current prices – we will reconsider that on a currency by currency basis should the currency crosses rise.

1 | November 30, 2020

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2020 (Unaudited)

Going into 2021, the expectation is for the yield curve to steepen as financial markets deal with an easy monetary policy and possible fiscal stimulus. With the yield of the 10-year Treasury beginning to inch up ever so slightly, RiverFront Investment Group, LLC (“RiverFront”) believes the path is being paved for yields to breach 1% and potentially trade within a 50-basis point range between .80% and 1.30%. Given the need for income by fixed income investors, it will be important to focus investments towards spread products such as investment grade corporate bonds and high yield securities. RiverFront believes that 2021, will offer continued opportunities for these two asset classes to experience further spread tightening relative to Treasuries if the yield curve steepens. However, RiverFront acknowledges that there will be a cap on how high yields will climb given the roughly $17 trillion of negative yielding debt globally.

Performance (as of November 30, 2020)

	1 Year	3 Year	Since Inception^
RiverFront Dynamic Core Income ETF – NAV	5.97%	4.70%	3.43%
RiverFront Dynamic Core Income ETF – Market Price*	5.93%	4.61%	3.41%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index	7.28%	5.45%	3.90%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg Barclays U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.

2 | November 30, 2020

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2020)

United States Treasury Bond 2.75%, 2/15/2028	6.61%
United States Treasury Note 3.00%, 10/31/2025	3.24%
United States Treasury Note 2.88%, 11/15/2021	2.94%
United States Treasury Strip Principal, 8/15/2039	2.72%
United States Treasury Strip Principal, 2/15/2038	2.35%
United States Treasury Note 2.88%, 10/31/2023	1.85%
AT&T, Inc.	1.70%
Bank of America Corp.	1.64%
United States Treasury Strip Principal, 5/15/2048	1.48%
United States Treasury Bond 2.75%, 11/15/2047	1.39%
Total % of Top 10 Holdings	25.92%

Asset Allocation* (as of November 30, 2020)

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2020

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

RiverFront Dynamic Unconstrained Income ETF (the “Fund” or "RFUN") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Market Outlook

The 12-month period ended November 30, 2020 was one defined by the novel coronavirus (“COVID-19”) pandemic; the returns on global equity market were dependent on its ability to handle the pandemic and the resilience of its underlying earnings to the pandemic.

The final month of the 2019 calendar year and the first month of 2020 were overall positive for equity markets. Led by the S&P 500® Index (the "S&P 500"), global markets rose to varying degrees on the prospect of decreased tensions between the U.S. and China. However, this rally was quickly ended as the COVID-19 pandemic swiftly sent the world’s economy into a recession. The month of March 2020 saw some of the steepest declines in regional equity markets ever. These declines were short lived, with April bringing positive gains across each region. This momentum carried into the third quarter of 2020, where the S&P 500, MSCI EAFE® Index and MSCI Emerging® Index all saw double digit gains. However, these gains were not completely equal. The S&P 500 saw a rebound, despite increasing COVID-19 cases, because its Technology sector was able to grow its bottom-line despite the pandemic. The MSCI Emerging Index had the sharpest rebound led by China, which benefited from the tough measures taken by their government to combat the disease. With their official case numbers stabilizing at low levels, the Chinese economy was able to get back to work. The MSCI EAFE Index’s rebound was the smallest, compared to its decline. The main culprit was Europe’s inability to contain COVID-19, tied with its overall value tilt. These three themes carried over into September and October 2020. Asia Pacific and Emerging Markets, driven by China, outperformed, with COVID-19 in Asia’s rear view. The S&P 500 was able to produce tepid gains of less than 1%, on the back of Technology mega caps. Finally, Europe lost ground, on a relative and absolute basis, due to their still combatting COVID-19 combined with structural issues that existed prior to but were exasperated by COVID-19.

In the final month of the fiscal year, positive vaccine breakthroughs caused value equities to sharply outperform growth.

2020 Performance Attribution

RFUN underperformed its benchmark over the 12 months ending November 30, 2020, based upon its return at NAV. The underperformance of RFUN was primarily due to its overweight to cash. We believe that the Fund’s higher quality strategy will outperform over a full credit cycle however, due to the lower historical defaults on higher quality bonds.

Negative Contributors:

•	Excess Cash: The Fund held higher levels of cash during the period due to a combination of market volatility and higher than normal called issues as companies refinanced debt to take advantage of lower interest rates.

Positive Contributors:

•	Selection within High Yield: The Fund held higher quality bonds within high yield during the period versus the ICE BofA US High Yield Index (the "Index"). On average the Fund held BB rated bonds versus the Index’s B rated holdings. During the attribution period, BB rated high yield returned 8.30% versus 4.06% for B rated high yield, largely due to the avoidance of energy exposure.

2021 Outlook

Going forward, RiverFront believes stocks will rise over the next 12-18 months, recognizing that short-term risk remains high with continued COVID-19 concerns, until a vaccine can be distributed. Across RiverFront’s equity portfolios, the portfolios are slightly overweight equities compared to their respective benchmarks. From a selection standpoint, RiverFront believes asset classes and stocks that can deliver growth should continue to be valued at a premium to their peers.

There are several potential catalysts on the near-term horizon including another stimulus bill, further advances in COVID-19 treatment and earnings season. From a macro standpoint, we believe that low interest rates and accommodative policy will continue to provide support for stocks globally. Thus, we believe that international equities provide a relatively attractive long-term return potential relative to fixed income alternatives in the United States or abroad. We find the relative valuation of international equities to domestic equities also compelling, but value is not in and of itself a ‘catalyst’ - a timing signal - for stocks, in our opinion. International equities have long been awaiting a positive catalyst to help drive relative performance versus the S&P 500. While fears of a COVID-19 “second wave” continue to spike along with case counts in both the United States and across Europe, economic fallout from the first wave of COVID-19 has sparked historic levels of fiscal and monetary stimulus from European and Asian policy makers. Monetary supply is now growing in most major economies of the world, a positive for stocks in our opinion. On the currency front, we remain of the view that the U.S. Dollar may have reached a structural peak, and do not intend to hedge to dollars at current prices – we will reconsider that on a currency by currency basis should the currency crosses rise.

Going into 2021, the expectation is for the yield curve to steepen as financial markets deal with an easy monetary policy and possible fiscal stimulus. With the yield of the 10-year Treasury beginning to inch up ever so slightly, RiverFront Investment Group, LLC (“RiverFront”) believes the path is being paved for yields to breach 1% and potentially trade within a 50-basis point range between .80% and 1.30%. Given the need for income by fixed income investors, it will be important to focus investments towards spread products such as investment grade corporate bonds and high yield securities. RiverFront believes that 2021, will offer continued opportunities for these two asset classes to experience further spread

4 | November 30, 2020

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2020 (Unaudited)

tightening relative to Treasuries if the yield curve steepens. However, RiverFront acknowledges that there will be a cap on how high yields will climb given the roughly $17 trillion of negative yielding debt globally.

Performance (as of November 30, 2020)

	1 Year	3 Year	Since Inception^
RiverFront Dynamic Unconstrained Income ETF – NAV	5.07%	4.14%	5.43%
RiverFront Dynamic Unconstrained Income ETF – Market Price*	5.07%	4.05%	5.41%
ICE BofAML U.S. High Yield Master II Total Return Index	6.36%	5.32%	6.97%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

ICE BofAML U.S. High Yield Master II Total Return Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. Domestic market. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Unconstrained Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Unconstrained Income ETF.

5 | November 30, 2020

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2020)

Xtrackers USD High Yield Corporate Bond ETF	4.89%
iShares iBoxx High Yield Corporate Bond ETF	4.85%
Ford Motor Co.	2.16%
Bausch Health Cos., Inc.	1.85%
CSC Holdings LLC	1.71%
Altice France SA	1.66%
Ford Motor Credit Co. LLC	1.64%
Occidental Petroleum Corp.	1.52%
Centene Corp.	1.43%
TransDigm, Inc.	1.26%
Total % of Top 10 Holdings	22.97%

*	% of Total Investments.
^	Excludes Money Market Fund

Asset Allocation* (as of November 30, 2020)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2020

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

RiverFront Dynamic US Dividend Advantage ETF (the “Fund” or "RFDA") seeks to provide capital appreciation and dividend income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend income. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Outlook

The 12-month period ended November 30, 2020 was one defined by the novel coronavirus (“COVID-19”) pandemic; the returns on global equity market were dependent on its ability to handle the pandemic and the resilience of its underlying earnings to the pandemic.

The final month of the 2019 calendar year and the first month of 2020 were overall positive for equity markets. Led by the S&P 500® Index (the "S&P 500"), global markets rose to varying degrees on the prospect of decreased tensions between the U.S. and China. However, this rally was quickly ended as the COVID-19 pandemic swiftly sent the world’s economy into a recession. The month of March 2020 saw some of the steepest declines in regional equity markets ever. These declines were short lived, with April bringing positive gains across each region. This momentum carried into the third quarter of 2020, where the S&P 500, MSCI EAFE® Index and MSCI Emerging® Index all saw double digit gains. However, these gains were not completely equal. The S&P 500 saw a rebound, despite increasing COVID-19 cases, because its Technology sector was able to grow its bottom-line despite the pandemic. The MSCI Emerging Index had the sharpest rebound led by China, which benefited from the tough measures taken by their government to combat the disease. With their official case numbers stabilizing at low levels, the Chinese economy was able to get back to work. The MSCI EAFE Index’s rebound was the smallest, compared to its decline. The main culprit was Europe’s inability to contain COVID-19, tied with its overall value tilt. These three themes carried over into September and October 2020. Asia Pacific and Emerging Markets, driven by China, outperformed, with COVID-19 in Asia’s rear view. The S&P 500 was able to produce tepid gains of less than 1%, on the back of Technology mega caps. Finally, Europe lost ground, on a relative and absolute basis, due to their still combatting COVID-19 combined with structural issues that existed prior to, but were exasperated, by COVID-19.

In the final month of the fiscal year, positive vaccine breakthroughs caused value equities to sharply outperform growth.

2020 Performance Attribution

Broadly, RFDA underperformed its benchmark in fiscal year 2020 ("FY 2020") largely due to security selection decisions.

1.	Sector Allocation: The sector allocations in RFDA are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a slightly positive contributor for RFDA in FY 2020.

a.	Positive contributors: The underweights to financials and healthcare were positive contributors.

b.	Negative contributors: The portfolio’s underweights to energy and its over-weights to telecommunications and utilities dampened relative performance.

2.	Security Selection: The investment selection process behind RFDA is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the Fund. In FY 2020, our equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: Security selection in consumer cyclicals, consumer services and business services were additive.

b.	Negative contributors: Security selection in technology, financials, non-energy materials, and telecommunications detracted from performance.

2021 Outlook

Going forward, RiverFront believes stocks will rise over the next 12-18 months, recognizing that short-term risk remains high with continued COVID-19 concerns, until a vaccine can be distributed. Across RiverFront’s equity portfolios, the portfolios are slightly overweight equities compared to their respective benchmarks. From a selection standpoint, RiverFront believes asset classes and stocks that can deliver growth should continue to be valued at a premium to their peers.

There are several potential catalysts on the near-term horizon including another stimulus bill, further advances in COVID-19 treatment and earnings season. From a macro standpoint, we believe that low interest rates and accommodative policy will continue to provide support for stocks globally. Thus, we believe that international equities provide a relatively attractive long-term return potential relative to fixed income alternatives in the United States or abroad. We find the relative valuation of international equities to domestic equities also compelling, but value is not in and of itself a ‘catalyst’ - a timing signal - for stocks, in our opinion. International equities have long been awaiting a positive catalyst to help drive relative performance versus the S&P 500. While fears of a COVID-19 “second wave” continue to spike along with case counts in both the United States and across Europe, economic fallout from the first wave of COVID-19 has sparked historic levels of fiscal and monetary stimulus from European and Asian policy makers. Monetary supply is now growing in most major economies of the world, a positive for stocks in our opinion. On the currency front, we remain of the view that the U.S. Dollar may have reached a structural peak, and do not intend to hedge to dollars at current prices – we will reconsider that on a currency by currency basis should the currency crosses rise.

7 | November 30, 2020

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2020 (Unaudited)

Performance (as of November 30, 2020)

	1 Year	3 Year	Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	10.92%	7.79%	11.19%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	10.89%	7.80%	11.19%
S&P 500® Total Return Index	17.46%	13.17%	15.06%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.

8 | November 30, 2020

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings* (as of November 30, 2020)

Microsoft Corp.	6.71%
Apple, Inc.	4.85%
Amazon.com, Inc.	4.53%
Visa, Inc.	2.58%
Broadcom, Inc.	2.29%
Coca-Cola Co.	2.09%
Bank of America Corp.	1.98%
Intel Corp.	1.95%
Pfizer, Inc.	1.85%
Oracle Corp.	1.81%
Total % of Top 10 Holdings	30.64%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Asset Allocation* (as of November 30, 2020)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2020

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

RiverFront Dynamic US Flex-Cap ETF (the “Fund” or "RFFC") seeks to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Outlook

The 12-month period ended November 30, 2020 was one defined by the novel coronavirus (“COVID-19”) pandemic; the returns on global equity market were dependent on its ability to handle the pandemic and the resilience of its underlying earnings to the pandemic.

The final month of the 2019 calendar year and the first month of 2020 were overall positive for equity markets. Led by the S&P 500® Index (the "S&P 500"), global markets rose to varying degrees on the prospect of decreased tensions between the U.S. and China. However, this rally was quickly ended as the COVID-19 pandemic swiftly sent the world’s economy into a recession. The month of March 2020 saw some of the steepest declines in regional equity markets ever. These declines were short lived, with April bringing positive gains across each region. This momentum carried into the third quarter of 2020, where the S&P 500, MSCI EAFE® Index and MSCI Emerging® Index all saw double digit gains. However, these gains were not completely equal. The S&P 500 saw a rebound, despite increasing COVID-19 cases, because its Technology sector was able to grow its bottom-line despite the pandemic. The MSCI Emerging Index had the sharpest rebound led by China, which benefited from the tough measures taken by their government to combat the disease. With their official case numbers stabilizing at low levels, the Chinese economy was able to get back to work. The MSCI EAFE Index’s rebound was the smallest, compared to its decline. The main culprit was Europe’s inability to contain COVID-19, tied with its overall value tilt. These three themes carried over into September and October 2020. Asia Pacific and Emerging Markets, driven by China, outperformed, with COVID-19 in Asia’s rear view. The S&P 500 was able to produce tepid gains of less than 1%, on the back of Technology mega caps. Finally, Europe lost ground, on a relative and absolute basis, due to their still combatting COVID-19 combined with structural issues that existed prior to, but were exasperated, by COVID-19.

In the final month of the fiscal year, positive vaccine breakthroughs caused value equities to sharply outperform growth.

2020 Performance Attribution

Broadly, RFFC underperformed its benchmark in fiscal year 2020 ("FY 2020") due to both allocation and selection decisions.

1.	Sector Allocation: The sector allocations in RFFC are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a slightly negative contributor for RFFC in FY 2020.

a.	Positive contributors: The over-weight to consumer cyclicals and underweights to financials and utilities were positive contributors.

b.	Negative contributors: The portfolio’s underweights to energy and healthcare and over-weight to consumer services negatively impacted portfolio returns.

2.	Security Selection: The investment selection process behind RFFC is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the Fund. In FY 2020, our equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: Security selection in healthcare, consumer staples, and industrials were net positives.

b.	Negative contributors: Security selection in consume cyclicals, non-energy materials, technology, and financials were detractors.

2021 Outlook

Going forward, RiverFront believes stocks will rise over the next 12-18 months, recognizing that short-term risk remains high with continued COVID-19 concerns, until a vaccine can be distributed. Across RiverFront’s equity portfolios, the portfolios are slightly overweight equities compared to their respective benchmarks. From a selection standpoint, RiverFront believes asset classes and stocks that can deliver growth should continue to be valued at a premium to their peers.

There are several potential catalysts on the near-term horizon including another stimulus bill, further advances in COVID-19 treatment and earnings season. From a macro standpoint, we believe that low interest rates and accommodative policy will continue to provide support for stocks globally. Thus, we believe that international equities provide a relatively attractive long-term return potential relative to fixed income alternatives in the United States or abroad. We find the relative valuation of international equities to domestic equities also compelling, but value is not in and of itself a ‘catalyst’ - a timing signal - for stocks, in our opinion. International equities have long been awaiting a positive catalyst to help drive relative performance versus the S&P 500. While fears of a COVID-19 “second wave” continue to spike along with case counts in both the United States and across Europe, economic fallout from the first wave of COVID-19 has sparked historic levels of fiscal and monetary stimulus from European and Asian policy makers. Monetary supply is now growing in most major economies of the world, a positive for stocks in our opinion. On the currency front, we remain of the view that the U.S. Dollar may have reached a structural peak, and do not intend to hedge to dollars at current prices – we will reconsider that on a currency by currency basis should the currency crosses rise.

10 | November 30, 2020

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2020 (Unaudited)

Performance (as of November 30, 2020)

	1 Year	3 Year	Since Inception^
RiverFront Dynamic US Flex-Cap ETF – NAV	9.75%	6.42%	10.75%
RiverFront Dynamic US Flex-Cap ETF – Market Price*	9.78%	6.43%	10.76%
S&P Composite 1500® Total Return Index	16.67%	12.48%	14.61%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P Composite 1500® Total Return Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Flex-Cap ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Flex-Cap ETF.

11 | November 30, 2020

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings* (as of November 30, 2020)

Apple, Inc.	5.33%
Microsoft Corp.	5.12%
Amazon.com, Inc.	3.67%
Visa, Inc.	1.75%
UnitedHealth Group, Inc.	1.61%
Procter & Gamble Co.	1.57%
Mastercard, Inc.	1.55%
PayPal Holdings, Inc.	1.45%
Verizon Communications, Inc.	1.37%
Walmart, Inc.	1.35%
Total % of Top 10 Holdings	24.77%

* % of Total Investments (excluding investments purchased with collateral from securities loaned)

Asset Allocation* (as of November 30, 2020)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2020

RiverFront Strategic Income Fund

Performance Overview	November 30, 2020 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund” or "RIGS") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund utilizes various investment strategies in a broad array of fixed income sectors.

Market Outlook

The 12-month period ended November 30, 2020 was one defined by the novel coronavirus (“COVID-19”) pandemic; the returns on global equity market were dependent on its ability to handle the pandemic and the resilience of its underlying earnings to the pandemic.

The final month of the 2019 calendar year and the first month of 2020 were overall positive for equity markets. Led by the S&P 500® Index (the "S&P 500"), global markets rose to varying degrees on the prospect of decreased tensions between the U.S. and China. However, this rally was quickly ended as the COVID-19 pandemic swiftly sent the world’s economy into a recession. The month of March 2020 saw some of the steepest declines in regional equity markets ever. These declines were short lived, with April bringing positive gains across each region. This momentum carried into the third quarter of 2020, where the S&P 500, MSCI EAFE® Index and MSCI Emerging® Index all saw double digit gains. However, these gains were not completely equal. The S&P 500 saw a rebound, despite increasing COVID-19 cases, because its Technology sector was able to grow its bottom-line despite the pandemic. The MSCI Emerging Index had the sharpest rebound led by China, which benefited from the tough measures taken by their government to combat the disease. With their official case numbers stabilizing at low levels, the Chinese economy was able to get back to work. The MSCI EAFE Index’s rebound was the smallest, compared to its decline. The main culprit was Europe’s inability to contain COVID-19, tied with its overall value tilt. These three themes carried over into September and October 2020. Asia Pacific and Emerging Markets, driven by China, outperformed, with COVID-19 in Asia’s rear view. The S&P 500 was able to produce tepid gains of less than 1%, on the back of Technology mega caps. Finally, Europe lost ground, on a relative and absolute basis, due to their still combatting COVID-19 combined with structural issues that existed prior to but were exasperated by COVID-19.

In the final month of the fiscal year, positive vaccine breakthroughs caused value equities to sharply outperform growth.

2020 Performance Attribution

RIGS underperformed its benchmark for the 12-month period ending November 30, 2020. The underperformance was primarily due to its shorter duration and exposure to high yield.

Negative Contributors:

•	Selection within Credit: The Fund held high yield exposure throughout the period versus the benchmark’s exposure to investment grade corporates. Investment grade corporates outperformed high yield thus leading to the most of the Fund’s underperformance.
•	Lack of exposure to Rates: The Fund had no exposure to Treasuries during a period when the long end of the curve saw yields fall by 98 basis points on the 10-year and 60 basis points on the 30-year.

Positive Contributors:

•	Allocation Overweight to Credit: The Fund was allocated to shorter duration credit versus the longer duration of The Bloomberg Barclays US Aggregate. While longer duration credit outperformed during the period, having a larger allocation of shorter duration high yield closed the underperformance gap.

2021 Outlook

Going forward, RiverFront believes stocks will rise over the next 12-18 months, recognizing that short-term risk remains high with continued COVID-19 concerns, until a vaccine can be distributed. Across RiverFront’s equity portfolios, the portfolios are slightly overweight equities compared to their respective benchmarks. From a selection standpoint, RiverFront believes asset classes and stocks that can deliver growth should continue to be valued at a premium to their peers.

There are several potential catalysts on the near-term horizon including another stimulus bill, further advances in COVID-19 treatment and earnings season. From a macro standpoint, we believe that low interest rates and accommodative policy will continue to provide support for stocks globally. Thus, we believe that international equities provide a relatively attractive long-term return potential relative to fixed income alternatives in the United States or abroad. We find the relative valuation of international equities to domestic equities also compelling, but value is not in and of itself a ‘catalyst’ - a timing signal - for stocks, in our opinion. International equities have long been awaiting a positive catalyst to help drive relative performance versus the S&P 500. While fears of a COVID-19 “second wave” continue to spike along with case counts in both the United States and across Europe, economic fallout from the first wave of COVID-19 has sparked historic levels of fiscal and monetary stimulus from European and Asian policy makers. Monetary supply is now growing in most major economies of the world, a positive for stocks in our opinion. On the currency front, we remain of the view that the U.S. Dollar may have reached a structural peak, and do not intend to hedge to dollars at current prices – we will reconsider that on a currency by currency basis should the currency crosses rise.

Going into 2021, the expectation is for the yield curve to steepen as financial markets deal with an easy monetary policy and possible fiscal stimulus. With the yield of the 10-year Treasury beginning to inch up ever so slightly, RiverFront Investment Group, LLC (“RiverFront”) believes the path is being paved for yields to breach 1% and potentially trade within a 50-basis point range between .80% and 1.30%. Given the need for income by fixed income investors, it will be important to focus investments towards spread products such as investment grade corporate bonds and high yield securities. RiverFront believes that 2021, will offer continued opportunities for these two asset classes to experience further spread tightening relative to Treasuries if the yield curve steepens. However, RiverFront acknowledges that there will be a cap on how high yields will climb given the roughly $17 trillion of negative yielding debt globally.

13 | November 30, 2020

RiverFront Strategic Income Fund

Performance Overview	November 30, 2020 (Unaudited)

Performance (as of November 30, 2020)

	1 Year	5 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	3.95%	4.61%	4.17%
RiverFront Strategic Income Fund – Market Price*	3.53%	4.56%	4.14%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index	7.28%	4.34%	3.96%

Total Expense Ratio (per the current prospectus) is 0.47%. The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg Barclays U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.

14 | November 30, 2020

RiverFront Strategic Income Fund

Performance Overview	November 30, 2020 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2020)

XPO Logistics, Inc.	2.03%
CIT Group, Inc.	1.59%
Park Aerospace Holdings, Ltd.	1.53%
WESCO Distribution, Inc.	1.51%
JPMorgan Chase & Co.	1.37%
Citigroup, Inc.	1.37%
FMG Resources August 2006 Pty, Ltd.	1.36%
Bank of America Corp.	1.36%
Goldman Sachs Group, Inc.	1.34%
Vistra Operations Co. LLC	1.30%
Total % of Top 10 Holdings	14.76%

*	% of Total Investments.
^	Excludes Money Market Fund

Asset Allocation* (as of November 30, 2020)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15 | November 30, 2020

RiverFront ETFs

Disclosure of Fund Expenses	November 30, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expense Ratio(a)	Expenses Paid During Period 6/1/20 - 11/30/20(b)
RiverFront Dynamic Core Income ETF
Actual	$1,000.00	$1,012.00	0.51%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.45	0.51%	$2.58
RiverFront Dynamic Unconstrained Income ETF
Actual	$1,000.00	$1,054.10	0.51%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.45	0.51%	$2.58
RiverFront Dynamic US Dividend Advantage ETF
Actual	$1,000.00	$1,175.40	0.52%	$2.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	0.52%	$2.63
RiverFront Dynamic US Flex-Cap ETF
Actual	$1,000.00	$1,194.10	0.52%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	0.52%	$2.63
RiverFront Strategic Income Fund
Actual	$1,000.00	$1,039.40	0.46%	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	0.46%	$2.33

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

16 | November 30, 2020

RiverFront ETFs

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF and RiverFront Strategic Income Fund (the “Funds”), five of the funds constituting the ALPS ETF Trust, as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the ALPS ETF Trust	Statement of Operations, For the year ended	Statements of Changes in Net Assets for each of the Years in the Period then Ended	Financial Highlights for each of the Years in the Period then Ended
RiverFront Dynamic Core Income ETF RiverFront Dynamic Unconstrained Income ETF	November 30, 2020	November 30, 2020 and 2019	November 30, 2020, 2019, 2018, 2017, and for the period June 14, 2016 (commencement of operations) to November 30, 2016
RiverFront Dynamic US Dividend Advantage ETF RiverFront Dynamic US Flex-Cap ETF	November 30, 2020	November 30, 2020 and 2019	November 30, 2020, 2019, 2018, 2017 and for the period June 7, 2016 (commencement of operations) to November 30, 2016
RiverFront Strategic Income Fund	November 30, 2020	November 30, 2020 and 2019	November 30, 2020, Five years

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 25, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

17 | November 30, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
CORPORATE BONDS (63.13%)
Communications (5.68%)
Alphabet, Inc.
2.00%, 08/15/2026	$183,000	$196,223
AT&T, Inc.
3.40%, 05/15/2025	122,000	135,985
4.10%, 02/15/2028	1,620,000	1,907,817
Comcast Corp.
3.60%, 03/01/2024	67,000	73,675
3.55%, 05/01/2028	183,000	211,681
4.15%, 10/15/2028	1,013,000	1,220,401
Discovery Communications LLC
2.95%, 03/20/2023	65,000	68,576
3.95%, 03/20/2028	122,000	139,725
Time Warner Cable LLC
4.00%, 09/01/2021	86,000	87,406
T-Mobile USA, Inc.
4.00%, 04/15/2022	183,000	189,292
TWDC Enterprises 18 Corp.
2.45%, 03/04/2022	61,000	62,568
3.15%, 09/17/2025	37,000	41,155
VeriSign, Inc.
4.63%, 05/01/2023	183,000	185,173
Verizon Communications, Inc.
3.38%, 02/15/2025	789,000	876,885
3M US L + 1.10%,
05/15/2025(a)	105,000	107,904
4.33%, 09/21/2028	183,000	222,299
4.02%, 12/03/2029	104,000	124,303
ViacomCBS, Inc.
3.50%, 01/15/2025	344,000	376,601
3.70%, 06/01/2028	37,000	41,998
Walt Disney Co.
3.00%, 09/15/2022	122,000	127,729
Total Communications		6,397,396

Consumer Discretionary (4.70%)
ADT Security Corp.
4.13%, 06/15/2023	86,000	90,784
Alibaba Group Holding, Ltd.
3.60%, 11/28/2024	252,000	278,118
3.40%, 12/06/2027	183,000	205,805
Amazon.com, Inc.
3.15%, 08/22/2027	377,000	429,115
American Honda Finance Corp.
2.60%, 11/16/2022	140,000	146,192
Delta Air Lines, Inc.
3.40%, 04/19/2021	183,000	183,246
eBay, Inc.
3.45%, 08/01/2024	122,000	133,205
General Motors Financial Co., Inc.
4.38%, 09/25/2021	61,000	62,755
3.70%, 05/09/2023	322,000	341,087
3.60%, 06/21/2030	1,000,000	1,117,257
Goodyear Tire & Rubber Co.
5.13%, 11/15/2023	183,000	183,631

	Principal
Security Description	Amount	Value
Consumer Discretionary (continued)
Hilton Worldwide Finance LLC /
Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	$61,000	$62,410
Home Depot, Inc.
2.70%, 04/01/2023	252,000	264,563
Lowe's Cos., Inc.
2.50%, 04/15/2026	122,000	132,274
3.10%, 05/03/2027	122,000	136,721
Marriott International, Inc.
4.00%, 04/15/2028(b)	171,000	185,412
McDonald's Corp.
3.70%, 01/30/2026	183,000	207,800
3.50%, 03/01/2027	61,000	69,585
Starbucks Corp.
3.85%, 10/01/2023	183,000	198,802
TJX Cos., Inc.
2.75%, 06/15/2021	61,000	61,569
Toyota Motor Corp.
3.42%, 07/20/2023	453,000	488,542
Toyota Motor Credit Corp.
3M US L + 0.39%,
01/11/2023(a)	183,000	183,624
3.20%, 01/11/2027	122,000	137,492
Total Consumer Discretionary		5,299,989

Consumer Staples (2.66%)
Anheuser-Busch InBev
Worldwide, Inc.
4.15%, 01/23/2025	875,000	994,540
4.00%, 04/13/2028	122,000	143,134
Constellation Brands, Inc.
2.70%, 05/09/2022	61,000	62,863
4.25%, 05/01/2023	183,000	199,216
4.75%, 12/01/2025	61,000	72,092
Kroger Co.
3.70%, 08/01/2027	62,000	71,831
PepsiCo, Inc.
1.70%, 10/06/2021	453,000	458,206
3.10%, 07/17/2022	183,000	190,684
Procter & Gamble Co.
2.45%, 11/03/2026	183,000	201,643
Walmart, Inc.
3.40%, 06/26/2023	175,000	188,365
3.30%, 04/22/2024	183,000	199,078
3.70%, 06/26/2028	183,000	216,185
Total Consumer Staples		2,997,837

Energy (5.82%)
BP Capital Markets America, Inc.
3.25%, 05/06/2022	644,000	670,724
BP Capital Markets PLC
3.51%, 03/17/2025	171,000	190,625
3.72%, 11/28/2028	122,000	140,942

See Notes to Financial Statements.

18 | November 30, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
Energy (continued)
Chevron Corp.
2.90%, 03/03/2024	$322,000	$344,945
3.33%, 11/17/2025	183,000	205,945
2.95%, 05/16/2026	180,000	199,418
Concho Resources, Inc.
3.75%, 10/01/2027	122,000	138,853
ConocoPhillips Co.
4.95%, 03/15/2026	122,000	146,625
Continental Resources, Inc.
4.50%, 04/15/2023	183,000	187,910
3.80%, 06/01/2024	183,000	185,354
Energy Transfer Operating LP
3.60%, 02/01/2023	108,000	112,207
4.25%, 03/15/2023	35,000	36,879
Enterprise Products Operating LLC
3.35%, 03/15/2023	322,000	341,037
Exxon Mobil Corp.
2.22%, 03/01/2021	322,000	323,032
3.04%, 03/01/2026	453,000	501,376
Halliburton Co.
3.80%, 11/15/2025	10,000	11,067
Kinder Morgan Energy Partners LP
4.25%, 09/01/2024	183,000	203,170
Marathon Oil Corp.
4.40%, 07/15/2027	37,000	40,394
Marathon Petroleum Corp.
3.80%, 04/01/2028	122,000	133,472
MPLX LP
4.50%, 07/15/2023	171,000	185,475
5.25%, 01/15/2025	198,000	203,453
Newfield Exploration Co.
5.63%, 07/01/2024	183,000	194,495
ONEOK Partners LP
3.38%, 10/01/2022	322,000	335,381
Sabine Pass Liquefaction LLC
5.63%, 04/15/2023	252,000	276,221
5.75%, 05/15/2024	122,000	138,965
Schlumberger Investment SA
3.65%, 12/01/2023	519,000	559,242
Shell International Finance BV
2.88%, 05/10/2026	183,000	202,540
Williams Cos., Inc.
4.55%, 06/24/2024	122,000	137,133
3.90%, 01/15/2025	196,000	216,721
Total Energy		6,563,601

Financials (26.58%)
Aflac, Inc.
3.63%, 11/15/2024	252,000	282,064
Aircastle, Ltd.
5.50%, 02/15/2022	252,000	259,955
Ally Financial, Inc.
4.13%, 02/13/2022	471,000	490,821
American Express Credit Corp.
2.25%, 05/05/2021	252,000	253,764

	Principal
Security Description	Amount	Value
Financials (continued)
American International Group, Inc.
4.13%, 02/15/2024	$106,000	$118,134
3.90%, 04/01/2026	122,000	139,438
Bank of America Corp.
3M US L + 0.77%,
02/05/2026(a)	644,000	646,286
4.25%, 10/22/2026	1,578,000	1,844,500
Bank of Montreal
1.90%, 08/27/2021	644,000	651,974
2.35%, 09/11/2022	183,000	189,927
2.55%, 11/06/2022	122,000	127,231
Bank of New York Mellon Corp.
3M US L + 1.05%,
10/30/2023(a)	315,000	320,302
3.25%, 05/16/2027	46,000	52,114
Barclays PLC
3M US L + 1.38%,
05/16/2024(a)	322,000	325,808
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	322,000	361,711
BNP Paribas SA
5.00%, 01/15/2021	106,000	106,600
3.25%, 03/03/2023	171,000	182,213
Boston Properties LP
3.85%, 02/01/2023	519,000	552,435
Capital One Financial Corp.
3.50%, 06/15/2023	392,000	420,727
3.30%, 10/30/2024	86,000	93,507
3.80%, 01/31/2028	33,000	37,949
Charles Schwab Corp.
2.65%, 01/25/2023	183,000	191,948
Chubb INA Holdings, Inc.
2.70%, 03/13/2023	76,000	79,969
3.35%, 05/03/2026	311,000	351,704
Citigroup, Inc.
2.70%, 03/30/2021	233,000	234,852
3M US L + 1.43%,
09/01/2023(a)	322,000	327,759
4.45%, 09/29/2027	183,000	214,843
6.63%, 06/15/2032	654,000	933,064
CME Group, Inc.
3.75%, 06/15/2028	61,000	72,138
Cooperatieve Rabobank UA
4.63%, 12/01/2023	322,000	358,655
CoreCivic, Inc.
4.63%, 05/01/2023	183,000	172,477
Credit Suisse Group AG
4.55%, 04/17/2026	294,000	344,749
Credit Suisse Group Funding
Guernsey, Ltd.
3.13%, 12/10/2020	105,000	105,067
3.45%, 04/16/2021	106,000	107,221
Deutsche Bank AG
4.25%, 10/14/2021	183,000	187,828
3.95%, 02/27/2023	122,000	129,602

See Notes to Financial Statements.

19 | November 30, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
Financials (continued)
Discover Bank
3.20%, 08/09/2021	$61,000	$62,062
4.65%, 09/13/2028	171,000	204,044
Fidelity National Information
Services, Inc.
3.50%, 04/15/2023	105,000	111,601
Goldman Sachs Group, Inc.
3M US L + 0.75%,
02/23/2023(a)	519,000	523,325
3M US L + 1.60%,
11/29/2023(a)	322,000	332,947
3.50%, 11/16/2026	39,000	43,759
5.95%, 01/15/2027	905,000	1,146,681
Host Hotels & Resorts LP
4.00%, 06/15/2025	122,000	129,379
HSBC Holdings PLC
4.30%, 03/08/2026	171,000	196,482
3.90%, 05/25/2026	252,000	285,571
3M US L + 1.38%,
09/12/2026(a)	183,000	184,343
4.38%, 11/23/2026	122,000	139,594
Huntington Bancshares, Inc.
3.15%, 03/14/2021	157,000	157,893
4.00%, 05/15/2025	37,000	42,094
Huntington National Bank
3.25%, 05/14/2021	252,000	254,779
Intercontinental Exchange, Inc.
3.75%, 12/01/2025	122,000	138,502
3.10%, 09/15/2027	166,000	185,324
3.75%, 09/21/2028	183,000	213,350
International Lease Finance Corp.
5.88%, 08/15/2022	171,000	184,188
JPMorgan Chase & Co.
3.38%, 05/01/2023	252,000	269,435
3M US L + 1.23%,
10/24/2023(a)	751,000	763,963
4.25%, 10/01/2027	1,228,000	1,448,347
KeyBank NA/Cleveland OH
3.38%, 03/07/2023	171,000	182,673
KeyCorp
5.10%, 03/24/2021	392,000	397,955
Lincoln National Corp.
3.35%, 03/09/2025	252,000	276,371
3.80%, 03/01/2028	61,000	70,022
M&T Bank Corp.
3M US L + 0.68%,
07/26/2023(a)	322,000	324,527
Manufacturers & Traders Trust Co.
3M US L + 0.27%,
01/25/2021(a)	392,000	392,127
MetLife, Inc.
3.60%, 04/10/2024	313,000	344,530
6.50%, 12/15/2032	37,000	56,276

	Principal
Security Description	Amount	Value
Financials (continued)
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/2026	$252,000	$290,409
Mizuho Financial Group, Inc.
2.95%, 02/28/2022	183,000	189,003
3M US L + 1.00%,
09/11/2024(a)	644,000	651,110
3.17%, 09/11/2027	61,000	68,038
Morgan Stanley
3M US L + 1.40%,
10/24/2023(a)	644,000	656,347
5.00%, 11/24/2025	392,000	467,664
3.63%, 01/20/2027	500,000	571,918
National Australia Bank, Ltd.
2.50%, 07/12/2026	61,000	66,486
Natwest Group PLC
3M US L + 1.48%,
05/15/2023(a)	252,000	262,130
3M US L + 1.47%,
05/15/2023(a)	322,000	325,221
PNC Financial Services Group, Inc.
3.15%, 05/19/2027	252,000	283,855
3.45%, 04/23/2029	1,000,000	1,155,412
Prudential Financial, Inc.
4.50%, 11/16/2021	122,000	126,916
Simon Property Group LP
3.38%, 10/01/2024	61,000	66,051
3.38%, 12/01/2027	122,000	134,139
Starwood Property Trust, Inc.
5.00%, 12/15/2021	171,000	173,993
State Street Corp.
3.30%, 12/16/2024	183,000	202,902
3.55%, 08/18/2025	86,000	97,662
Truist Bank
3.30%, 05/15/2026	252,000	282,296
UBS Group AG
3.49%, 05/23/2023(c)	122,000	127,103
4.13%, 09/24/2025(c)	106,000	121,369
4.13%, 04/15/2026(c)	61,000	70,544
US Bancorp
2.63%, 01/24/2022	122,000	125,089
3.00%, 03/15/2022	252,000	260,377
Visa, Inc.
3.15%, 12/14/2025	183,000	204,420
2.75%, 09/15/2027	171,000	190,863
Wells Fargo & Co.
2.55%, 12/07/2020	122,000	122,039
3M US L + 0.93%,
02/11/2022(a)	122,000	122,185
3M US L + 1.23%,
10/31/2023(a)	183,000	185,925
3.00%, 04/22/2026	1,402,000	1,540,512

See Notes to Financial Statements.

20 | November 30, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
Financials (continued)
Westpac Banking Corp.
2.10%, 05/13/2021	$223,000	$224,919
3.65%, 05/15/2023	183,000	197,602
2.70%, 08/19/2026	61,000	67,235
Total Financials		29,963,214

Health Care (5.39%)
AbbVie, Inc.
2.90%, 11/06/2022	392,000	409,963
3.85%, 06/15/2024	195,000	214,848
3.60%, 05/14/2025	61,000	67,909
Aetna, Inc.
3.50%, 11/15/2024	183,000	201,600
Amgen, Inc.
3.63%, 05/22/2024	252,000	275,990
Anthem, Inc.
3.50%, 08/15/2024	61,000	66,878
Bristol-Myers Squibb Co.
3.25%, 02/27/2027	705,000	803,690
Cigna Corp.
3.00%, 07/15/2023	312,000	331,026
4.38%, 10/15/2028	140,000	168,632
CVS Health Corp.
4.30%, 03/25/2028	854,000	1,004,090
Eli Lilly and Co.
2.75%, 06/01/2025	37,000	40,403
Gilead Sciences, Inc.
4.40%, 12/01/2021	122,000	125,612
2.50%, 09/01/2023	122,000	128,529
Johnson & Johnson
2.45%, 03/01/2026	322,000	350,811
Medtronic, Inc.
3.50%, 03/15/2025	67,000	75,178
Merck & Co., Inc.
2.80%, 05/18/2023	629,000	667,877
Pfizer, Inc.
3.20%, 09/15/2023	267,000	288,266
3.00%, 12/15/2026	122,000	137,974
Thermo Fisher Scientific, Inc.
3.65%, 12/15/2025	106,000	119,969
UnitedHealth Group, Inc.
2.88%, 03/15/2023	183,000	193,574
3.75%, 07/15/2025	252,000	287,234
3.10%, 03/15/2026	105,000	118,266
Total Health Care		6,078,319

Industrials (4.09%)
3M Co.
3.25%, 02/14/2024	519,000	565,539
Boeing Co.
3.45%, 11/01/2028	183,000	190,550
Burlington Northern Santa Fe LLC
3.05%, 09/01/2022	183,000	190,631

	Principal
Security Description	Amount	Value
Industrials (continued)
Caterpillar Financial Services Corp.
2.75%, 08/20/2021	$37,000	$37,659
2.40%, 06/06/2022	183,000	188,900
CNH Industrial Capital LLC
4.88%, 04/01/2021	183,000	185,393
CNH Industrial NV
4.50%, 08/15/2023	252,000	274,621
CSX Corp.
3.40%, 08/01/2024	183,000	200,520
2.60%, 11/01/2026	61,000	66,660
FedEx Corp.
3.40%, 02/15/2028	183,000	209,838
General Dynamics Corp.
3.50%, 05/15/2025	245,000	274,444
2.63%, 11/15/2027	183,000	200,976
Honeywell International, Inc.
2.50%, 11/01/2026	183,000	201,327
John Deere Capital Corp.
3M US L + 0.16%,
01/08/2021(a)	122,000	122,023
2.65%, 06/24/2024	252,000	270,684
Lockheed Martin Corp.
3.55%, 01/15/2026	183,000	207,412
Northrop Grumman Corp.
3.50%, 03/15/2021	35,000	35,322
3.25%, 01/15/2028	183,000	206,610
Textron, Inc.
3.65%, 03/01/2021	50,000	50,392
3.65%, 03/15/2027	171,000	188,142
United Parcel Service, Inc.
2.50%, 04/01/2023	379,000	397,678
2.40%, 11/15/2026	33,000	36,039
WESCO Distribution, Inc.
5.38%, 12/15/2021	122,000	122,600
XPO Logistics, Inc.
6.13%, 09/01/2023(c)	183,000	186,729
Total Industrials		4,610,689

Materials (1.49%)
Ashland LLC
4.75%, 08/15/2022	26,000	27,324
Ball Corp.
4.00%, 11/15/2023	183,000	195,370
Celanese US Holdings LLC
5.88%, 06/15/2021	122,000	125,274
4.63%, 11/15/2022	122,000	131,339
Glencore Funding LLC
3.00%, 10/27/2022(c)	322,000	334,369
Graphic Packaging International LLC
4.75%, 04/15/2021	122,000	122,610
LyondellBasell Industries NV
5.75%, 04/15/2024	183,000	210,263
Nutrien, Ltd.
3.50%, 06/01/2023	183,000	194,973

See Notes to Financial Statements.

21 | November 30, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
Materials (continued)
Sherwin-Williams Co.
3.45%, 08/01/2025	$183,000	$203,191
3.45%, 06/01/2027	122,000	139,023
Total Materials		1,683,736

Technology (4.92%)
Apple, Inc.
2.40%, 05/03/2023	322,000	338,154
3.45%, 05/06/2024	183,000	201,563
2.75%, 01/13/2025	86,000	93,182
3.20%, 05/11/2027	183,000	207,687
Broadcom, Inc.
4.11%, 09/15/2028	195,000	223,748
Cisco Systems, Inc.
2.20%, 09/20/2023	122,000	127,906
Corning, Inc.
2.90%, 05/15/2022	61,000	62,814
Dell International LLC / EMC Corp.
5.88%, 06/15/2021(c)	30,000	30,097
Flex, Ltd.
5.00%, 02/15/2023	252,000	273,404
IBM Credit LLC
3M US L + 0.16%,
02/05/2021(a)	477,000	477,152
Intel Corp.
2.60%, 05/19/2026	183,000	200,563
International Business Machines Corp.
2.50%, 01/27/2022	322,000	330,354
3.63%, 02/12/2024	183,000	200,974
Microsoft Corp.
3.30%, 02/06/2027	875,000	1,000,131
3.45%, 08/08/2036	171,000	212,008
Moody's Corp.
4.50%, 09/01/2022	33,000	35,013
Oracle Corp.
3.40%, 07/08/2024	183,000	200,105
3.25%, 11/15/2027	988,000	1,122,979
S&P Global, Inc.
4.00%, 06/15/2025	183,000	208,555
Total Technology		5,546,389

Utilities (1.80%)
Alabama Power Co.
3.55%, 12/01/2023	106,000	115,610
CMS Energy Corp.
3.60%, 11/15/2025	106,000	119,157
Consumers Energy Co.
3.38%, 08/15/2023	122,000	130,861
3.13%, 08/31/2024	122,000	131,572
Dominion Energy, Inc.
4.25%, 06/01/2028	171,000	203,678
Duke Energy Carolinas LLC
2.95%, 12/01/2026	122,000	136,887
Duke Energy Corp.
1.80%, 09/01/2021	392,000	395,799

	Principal
Security Description	Amount	Value
Utilities (continued)
Exelon Corp.
3.50%, 06/01/2022	$122,000	$127,214
3.40%, 04/15/2026	105,000	117,980
Exelon Generation Co. LLC
4.25%, 06/15/2022	61,000	63,947
Southern Co.
2.95%, 07/01/2023	322,000	340,941
Southwestern Electric Power Co.
4.10%, 09/15/2028	122,000	142,718
Total Utilities		2,026,364

TOTAL CORPORATE BONDS
(Cost $67,371,955)		71,167,534

	Principal
Security Description	Amount	Value
GOVERNMENT BONDS (25.23%)
United States Treasury Bond
2.75%, 02/15/2028	6,442,000	7,412,075
3.88%, 08/15/2040	901,300	1,310,124
2.75%, 11/15/2047	1,224,000	1,559,405
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040(d)	339,335	523,533
United States Treasury Note
2.88%, 11/15/2021	3,217,000	3,302,011
2.88%, 10/31/2023	1,923,000	2,073,835
3.00%, 10/31/2025	3,217,000	3,631,314
United States Treasury Strip Principal
0.00%, 02/15/2038(e)	3,217,000	2,634,659
0.00%, 08/15/2039(e)	3,861,000	3,054,929
0.00%, 11/15/2046(e)	1,923,000	1,278,140
0.00%, 05/15/2048(e)	2,567,000	1,657,543
TOTAL GOVERNMENT BONDS
(Cost $24,050,393)		28,437,568

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (11.15%)
State Street Institutional Treasury Plus Money Market Fund	0.01%	12,570,919	12,570,919
TOTAL SHORT TERM INVESTMENTS
(Cost $12,570,919)			12,570,919

TOTAL INVESTMENTS (99.51%)
(Cost $103,993,267)			$112,176,021
OTHER ASSETS IN EXCESS OF LIABILITIES (0.49%)			547,485
NET ASSETS - 100.00%			$112,723,506

See Notes to Financial Statements.

22 | November 30, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2020

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of November 30, 2020 was 0.23%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2020, the market value of those securities was $185,412 representing 0.16% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $870,211, representing 0.77% of net assets.
(d)	Principal amount of security is adjusted for inflation.
(e)	Zero coupon bond.

See Notes to Financial Statements.

23 | November 30, 2020

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
CORPORATE BONDS (79.29%)
Communications (16.44%)
Altice France SA
7.38%, 05/01/2026(a)	$200,000	$210,210
AMC Networks, Inc.
4.75%, 08/01/2025	70,000	72,170
CCO Holdings LLC / CCO Holdings
Capital Corp.
5.75%, 02/15/2026(a)	100,000	103,750
5.13%, 05/01/2027(a)	101,000	106,399
5.00%, 02/01/2028(a)	35,000	36,916
CenturyLink, Inc.
6.45%, 06/15/2021	129,000	132,354
7.50%, 04/01/2024	26,000	29,152
CSC Holdings LLC
5.75%, 01/15/2030(a)	200,000	216,751
DISH DBS Corp.
5.88%, 07/15/2022	75,000	78,846
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	49,000	50,531
6.63%, 08/01/2026	49,000	54,687
Lamar Media Corp.
5.75%, 02/01/2026	149,000	154,479
Level 3 Financing, Inc.
5.38%, 01/15/2024	75,000	75,798
Netflix, Inc.
5.50%, 02/15/2022	94,000	98,935
Sinclair Television Group, Inc.
5.13%, 02/15/2027(a)	26,000	25,594
Sirius XM Radio, Inc.
4.63%, 07/15/2024	100,000	103,713
Sprint Communications, Inc.
6.00%, 11/15/2022	108,000	116,370
Sprint Corp.
7.88%, 09/15/2023	49,000	56,575
7.13%, 06/15/2024	49,000	57,086
T-Mobile USA, Inc.
4.50%, 02/01/2026	150,000	154,331
VeriSign, Inc.
4.75%, 07/15/2027	49,000	52,522
ViacomCBS, Inc.
5.88%, 02/28/2057	36,000	37,148
Ziggo BV
5.50%, 01/15/2027(a)	75,000	78,603
Total Communications		2,102,920

Consumer Discretionary (15.34%)
Anixter, Inc.
5.50%, 03/01/2023	75,000	78,648
Aramark Services, Inc.
5.00%, 02/01/2028(a)	50,000	52,625
Boyd Gaming Corp.
6.38%, 04/01/2026	50,000	52,007
Builders FirstSource, Inc.
6.75%, 06/01/2027(a)	33,000	35,516
Dana, Inc.
5.50%, 12/15/2024	75,000	76,693

	Principal
Security Description	Amount	Value
Consumer Discretionary (continued)
Ford Motor Co.
9.00%, 04/22/2025	$225,000	$273,716
Ford Motor Credit Co. LLC
4.13%, 08/04/2025	200,000	207,375
Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	35,000	35,759
Hanesbrands, Inc.
4.88%, 05/15/2026(a)	143,000	153,904
Hilton Worldwide Finance LLC /
Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	49,000	50,133
International Game Technology PLC
6.25%, 02/15/2022(a)	58,000	59,779
KB Home
7.50%, 09/15/2022	65,000	71,404
L Brands, Inc.
5.63%, 02/15/2022	33,000	34,382
Lennar Corp.
4.75%, 11/29/2027	100,000	118,750
MGM Resorts International
6.00%, 03/15/2023	100,000	107,103
Penske Automotive Group, Inc.
5.50%, 05/15/2026	70,000	72,931
PulteGroup, Inc.
5.00%, 01/15/2027	49,000	57,958
Scotts Miracle-Gro Co.
5.25%, 12/15/2026	70,000	74,799
Service Corp. International
4.63%, 12/15/2027	87,000	92,383
Six Flags Entertainment Corp.
4.88%, 07/31/2024(a)	49,000	48,896
Toll Brothers Finance Corp.
4.88%, 03/15/2027	49,000	56,344
Wynn Las Vegas LLC / Wynn Las
Vegas Capital Corp.
5.50%, 03/01/2025(a)	49,000	50,072
Wynn Macau, Ltd.
4.88%, 10/01/2024(a)	101,000	101,566
Total Consumer Discretionary		1,962,743

Consumer Staples (3.37%)
B&G Foods, Inc.
5.25%, 04/01/2025	49,000	50,882
Kraft Heinz Foods Co.
3.00%, 06/01/2026	100,000	104,446
Pilgrim's Pride Corp.
5.75%, 03/15/2025(a)	49,000	50,394
Spectrum Brands, Inc.
5.75%, 07/15/2025	143,000	147,854
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	75,000	76,861
Total Consumer Staples		430,437

See Notes to Financial Statements.

24 | November 30, 2020

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
Energy (7.90%)
CrownRock LP / CrownRock
Finance, Inc.
5.63%, 10/15/2025(a)	$49,000	$49,582
DCP Midstream Operating LP
5.38%, 07/15/2025	70,000	75,644
Endeavor Energy Resources LP /
EER Finance, Inc.
5.50%, 01/30/2026(a)	49,000	50,501
EQT Corp.
3.90%, 10/01/2027	65,000	64,534
Murphy Oil Corp.
5.75%, 08/15/2025	75,000	70,696
NGL Energy Partners LP / NGL
Energy Finance Corp.
6.13%, 03/01/2025	50,000	20,750
Occidental Petroleum Corp.
3.50%, 06/15/2025	205,000	191,931
Parkland Corp.
6.00%, 04/01/2026(a)	75,000	79,150
Parsley Energy LLC / Parsley
Finance Corp.
5.38%, 01/15/2025(a)	75,000	77,391
SM Energy Co.
6.13%, 11/15/2022	49,000	43,782
Sunoco LP / Sunoco Finance Corp.
5.50%, 02/15/2026	49,000	50,981
Targa Resources Partners LP /
Targa Resources Partners
Finance Corp.
5.88%, 04/15/2026	75,000	79,078
USA Compression Partners LP /
USA Compression Finance Corp.
6.88%, 04/01/2026	75,000	77,743
WPX Energy, Inc.
5.75%, 06/01/2026	75,000	79,050
Total Energy		1,010,813

Financials (7.17%)
Ally Financial, Inc.
5.75%, 11/20/2025	101,000	118,097
CIT Group, Inc.
5.00%, 08/15/2022	118,000	125,692
5.25%, 03/07/2025	40,000	45,125
Icahn Enterprises LP / Icahn
Enterprises Finance Corp.
6.25%, 02/01/2022	50,000	50,393
Iron Mountain, Inc.
4.88%, 09/15/2027(a)	100,000	103,915
Jefferies Financial Group, Inc.
5.50%, 10/18/2023	49,000	54,068
MGM Growth Properties
Operating Partnership LP /
MGP Finance Co.-Issuer, Inc.
5.63%, 05/01/2024	49,000	52,644

	Principal
Security Description	Amount	Value
Financials (continued)
Navient Corp.
6.50%, 06/15/2022	$89,000	$93,940
OneMain Finance Corp.
5.63%, 03/15/2023	80,000	85,250
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	75,000	78,458
Quicken Loans LLC
5.25%, 01/15/2028(a)	70,000	74,156
Starwood Property Trust, Inc.
4.75%, 03/15/2025	35,000	36,039
Total Financials		917,777

Health Care (7.87%)
Bausch Health Cos., Inc.
5.50%, 03/01/2023(a)	10,000	10,010
6.13%, 04/15/2025(a)	26,000	26,785
9.00%, 12/15/2025(a)	35,000	38,542
6.25%, 02/15/2029(a)	150,000	159,216
Centene Corp.
4.75%, 01/15/2025	175,000	180,596
CHS/Community Health Systems, Inc.
6.25%, 03/31/2023	150,000	153,375
HCA, Inc.
5.88%, 05/01/2023	115,000	125,949
Tenet Healthcare Corp.
4.88%, 01/01/2026(a)	150,000	154,686
Teva Pharmaceutical Finance
Netherlands III BV
2.20%, 07/21/2021	10,000	10,022
2.80%, 07/21/2023	150,000	147,662
Total Health Care		1,006,843

Industrials (6.90%)
Bombardier, Inc.
6.13%, 01/15/2023(a)	49,000	45,864
H&E Equipment Services, Inc.
5.63%, 09/01/2025	35,000	36,629
Howmet Aerospace, Inc.
5.13%, 10/01/2024	70,000	76,206
Terex Corp.
5.63%, 02/01/2025(a)	101,000	103,841
TransDigm, Inc.
6.25%, 03/15/2026(a)	150,000	159,188
United Rentals North America, Inc.
5.88%, 09/15/2026	143,000	151,382
WESCO Distribution, Inc.
5.38%, 06/15/2024	125,000	128,281
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	107,000	107,302
6.75%, 08/15/2024(a)	70,000	74,256
Total Industrials		882,949

See Notes to Financial Statements.

25 | November 30, 2020

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
Materials (6.45%)
Ball Corp.
4.88%, 03/15/2026	$49,000	$55,227
Berry Global, Inc.
4.88%, 07/15/2026(a)	35,000	37,195
Chemours Co.
7.00%, 05/15/2025	50,000	51,785
Crown Americas LLC / Crown
Americas Capital Corp. V
4.25%, 09/30/2026	85,000	91,747
FMG Resources August 2006 Pty, Ltd.
5.13%, 03/15/2023(a)	49,000	51,756
Freeport-McMoRan, Inc.
4.55%, 11/14/2024	100,000	109,487
Graphic Packaging International LLC
4.75%, 07/15/2027(a)	70,000	77,249
Koppers, Inc.
6.00%, 02/15/2025(a)	49,000	50,623
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024(a)	49,000	49,684
NOVA Chemicals Corp.
5.25%, 06/01/2027(a)	75,000	78,277
Rayonier AM Products, Inc.
5.50%, 06/01/2024(a)	19,000	16,172
Reynolds Group Issuer, Inc. /
Reynolds Group Issuer LLC /
Reynolds Group Issuer Lu
5.13%, 07/15/2023(a)	4,000	4,051
Sealed Air Corp.
5.25%, 04/01/2023(a)	49,000	52,288
SunCoke Energy Partners LP /
SunCoke Energy Partners
Finance Corp.
7.50%, 06/15/2025(a)	35,000	34,541
United States Steel Corp.
6.88%, 08/15/2025	70,000	65,319
Total Materials		825,401

Technology (4.30%)
Amkor Technology, Inc.
6.63%, 09/15/2027(a)	35,000	38,019
CommScope Technologies LLC
6.00%, 06/15/2025(a)	43,000	44,120
CommScope, Inc.
5.50%, 03/01/2024(a)	70,000	72,021
Dell International LLC / EMC Corp.
5.88%, 06/15/2021(a)	48,000	48,156
7.13%, 06/15/2024(a)	26,000	26,968
j2 Cloud Services LLC / j2 Cloud
Co.-Obligor, Inc.
6.00%, 07/15/2025	75,000	78,503
MSCI, Inc.
5.38%, 05/15/2027(a)	49,000	52,614

	Principal
Security Description	Amount	Value
Technology (continued)
Nielsen Finance LLC / Nielsen
Finance Co.
5.00%, 04/15/2022(a)	$27,000	$27,027
NortonLifeLock, Inc.
5.00%, 04/15/2025(a)	49,000	50,034
Seagate HDD Cayman
4.09%, 06/01/2029(a)	20,000	22,161
Western Digital Corp.
4.75%, 02/15/2026	49,000	53,578
Xerox Corp.
4.38%, 03/15/2023	35,000	36,798
Total Technology		549,999

Utilities (3.55%)
AmeriGas Partners LP / AmeriGas
Finance Corp.
5.75%, 05/20/2027	75,000	84,968
Calpine Corp.
5.13%, 03/15/2028(a)	100,000	105,262
Cemig Geracao e Transmissao SA
9.25%, 12/05/2024(a)	49,000	56,093
NRG Energy, Inc.
6.63%, 01/15/2027	89,000	93,802
Suburban Propane Partners
LP/Suburban Energy Finance Corp.
5.50%, 06/01/2024	75,000	76,901
Vistra Operations Co. LLC
5.00%, 07/31/2027(a)	35,000	37,051
Total Utilities		454,077

TOTAL CORPORATE BONDS
(Cost $9,809,391)		10,143,959

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (9.63%)
iShares iBoxx High Yield
Corporate Bond ETF	7,100	$612,872
Xtrackers USD High Yield
Corporate Bond ETF	12,500	619,000

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,117,025)		1,231,872

See Notes to Financial Statements.

26 | November 30, 2020

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2020

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (9.94%)
State Street Institutional
Treasury Plus Money
Market Fund	0.01%	1,271,994	$1,271,994
TOTAL SHORT TERM INVESTMENTS
(Cost $1,271,994)			1,271,994

TOTAL INVESTMENTS (98.86%)
(Cost $12,198,410)			$12,647,825
OTHER ASSETS IN EXCESS OF LIABILITIES (1.14%)			145,962
NET ASSETS - 100.00%			$12,793,787

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of November 30, 2020 was 0.23%

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,832,041, representing 29.95% of net assets.

See Notes to Financial Statements.

27 | November 30, 2020

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (99.80%)
Communication Services (6.15%)
AT&T, Inc.	67,496	$1,940,510
Facebook, Inc., Class A(a)	4,644	1,286,249
News Corp., Class B	92,149	1,641,174
Sirius XM Holdings, Inc.(b)	190,536	1,236,578
Verizon Communications, Inc.	34,561	2,087,830
Total Communication Services		8,192,341

Consumer Discretionary (11.43%)
Amazon.com, Inc.(a)	1,904	6,031,948
Best Buy Co., Inc.	11,685	1,271,328
Dollar General Corp.	3,982	870,386
Domino's Pizza, Inc.	3,171	1,244,839
Lowe's Cos., Inc.	8,604	1,340,675
NIKE, Inc., Class B	5,531	745,026
PulteGroup, Inc.	15,643	682,504
Starbucks Corp.	14,278	1,399,530
Target Corp.	9,190	1,649,881
Total Consumer Discretionary		15,236,117

Consumer Staples (8.12%)
Coca-Cola Co.	53,842	2,778,247
Colgate-Palmolive Co.	27,441	2,350,047
Mondelez International, Inc.	39,596	2,274,790
Philip Morris International, Inc.	6,939	525,629
Vector Group, Ltd.	93,121	1,046,680
Walmart, Inc.	12,102	1,849,065
Total Consumer Staples		10,824,458

Energy (1.27%)
Kinder Morgan, Inc.	118,056	1,697,645

Financials (8.17%)
Ameriprise Financial, Inc.	7,704	1,427,089
Artisan Partners Asset
Management, Inc., Class A	21,870	984,150
Bank of America Corp.	93,837	2,642,450
First Republic Bank	768	99,502
FNB Corp.	81,645	720,925
Fulton Financial Corp.	77,850	959,112
Mercury General Corp.	15,386	684,215
Navient Corp.	53,485	501,155
Progressive Corp.	15,062	1,312,051
Starwood Property Trust, Inc.	42,223	757,481
Trustmark Corp.	32,354	803,026
Total Financials		10,891,156

Health Care (9.93%)
AbbVie, Inc.	12,446	1,301,603
Boston Scientific Corp.(a)	54,005	1,790,266
Eli Lilly and Co.	15,054	2,192,615
Humana, Inc.	4,013	1,607,287
Merck & Co., Inc.	27,375	2,200,676
Pfizer, Inc.	64,462	2,469,539

Security Description	Shares	Value
Health Care (continued)
Zoetis, Inc.	10,418	$1,670,839
Total Health Care		13,232,825

Industrials (9.50%)
3M Co.	13,422	2,318,382
A O Smith Corp.	9,956	560,623
Fastenal Co.	44,149	2,183,168
Lockheed Martin Corp.	5,378	1,962,970
Northrop Grumman Corp.	4,273	1,291,557
Rollins, Inc.	40,734	2,329,170
United Parcel Service, Inc.,
Class B	11,800	2,018,626
Total Industrials		12,664,496

Information Technology (31.37%)
Advanced Micro Devices, Inc.(a)	15,476	1,434,006
Apple, Inc.	54,222	6,455,129
Broadcom, Inc.	7,595	3,050,000
Cadence Design Systems, Inc.(a)	18,104	2,105,495
Cisco Systems, Inc.	18,989	816,907
CommVault Systems, Inc.(a)	22,742	1,086,158
Intel Corp.	53,802	2,601,327
Microsoft Corp.	41,742	8,935,710
Motorola Solutions, Inc.	7,328	1,256,972
National Instruments Corp.	19,301	722,436
Oracle Corp.	41,708	2,407,386
Paychex, Inc.	17,329	1,614,196
Power Integrations, Inc.	18,281	1,305,080
Salesforce.com, Inc.(a)	3,425	841,865
Square, Inc., Class A(a)	11,079	2,337,226
Texas Instruments, Inc.	8,715	1,405,294
Visa, Inc.	16,354	3,440,064
Total Information Technology		41,815,251

Materials (1.84%)
Newmont Mining Corp.	32,384	1,904,827
Westrock Co.	13,125	554,006
Total Materials		2,458,833

Real Estate (9.97%)
American Assets Trust, Inc.	30,590	877,627
American Tower Corp.	8,693	2,009,822
Brandywine Realty Trust	64,868	721,981
Douglas Emmett, Inc.	18,704	579,263
Equity Residential	23,557	1,364,421
Iron Mountain, Inc.(b)	41,509	1,141,498
Kimco Realty Corp.	1,935	27,941
Lexington Realty Trust	52,525	536,280
National Health Investors, Inc.	11,253	727,619
Omega Healthcare Investors, Inc.	20,722	729,829
Paramount Group, Inc.	98,757	913,502
Piedmont Office Realty Trust, Inc., Class A	87,112	1,361,561
Prologis, Inc.	10,161	1,016,608
Sabra Health Care REIT, Inc.	45,280	746,214

See Notes to Financial Statements.

28 | November 30, 2020

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
Real Estate (continued)
SITE Centers Corp.	53,409	$538,897
Total Real Estate		13,293,063

Utilities (2.05%)
Alliant Energy Corp.	10,123	532,470
Entergy Corp.	9,691	1,054,865
PPL Corp.	40,145	1,140,921
Total Utilities		2,728,256

TOTAL COMMON STOCKS
(Cost $110,170,844)		133,034,441

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.94%)
Money Market Fund (0.08%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $101,663)	0.01%	101,663	101,663

Investments Purchased with Collateral from Securities Loaned (0.86%)
State Street Navigator
Securities Lending
Government Money
Market Portfolio, 0.11%
(Cost $1,144,314)		1,144,314	1,144,314
TOTAL SHORT TERM INVESTMENTS
(Cost $1,245,977)			1,245,977

TOTAL INVESTMENTS (100.74%)
(Cost $111,416,821)			$134,280,418
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.74%)			(986,253)
NET ASSETS - 100.00%			$133,294,165

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,783,322.

See Notes to Financial Statements.

29 | November 30, 2020

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
COMMON STOCKS (99.91%)
Communication Services (6.32%)
Alphabet, Inc., Class A(a)	265	$464,916
Alphabet, Inc., Class C(a)	253	445,467
Comcast Corp., Class A	14,785	742,798
Facebook, Inc., Class A(a)	3,269	905,415
New York Times Co., Class A	10,469	449,225
Sirius XM Holdings, Inc.(b)	80,461	522,192
Verizon Communications, Inc.	16,239	980,998
Total Communication Services		4,511,011

Consumer Discretionary (10.63%)
Adtalem Global Education,
Inc.(a)	10,093	288,963
Amazon.com, Inc.(a)	826	2,616,801
Chegg, Inc.(a)(b)	5,980	466,022
Domino's Pizza, Inc.	1,442	566,086
Hanesbrands, Inc.	22,287	316,475
Lowe's Cos., Inc.	4,551	709,137
PulteGroup, Inc.	10,799	471,160
Sonic Automotive, Inc., Class A	10,614	428,593
Target Corp.	4,612	827,992
Wendy's Co.	16,910	371,851
Williams-Sonoma, Inc.	4,781	523,376
Total Consumer Discretionary		7,586,456

Consumer Staples (8.02%)
Brown-Forman Corp.	7,756	571,850
Coca-Cola Co.	17,773	917,087
Colgate-Palmolive Co.	8,485	726,655
Mondelez International, Inc.	11,984	688,481
Procter & Gamble Co.	8,068	1,120,403
Sprouts Farmers Market, Inc.(a)	13,582	287,531
Vector Group, Ltd.	40,325	453,253
Walmart, Inc.	6,304	963,188
Total Consumer Staples		5,728,448

Energy (0.49%)
Cabot Oil & Gas Corp.	20,098	352,117

Financials (9.37%)
Ameriprise Financial, Inc.	3,479	644,450
Berkshire Hathaway, Inc., Class B(a)	1,152	263,704
BlackRock, Inc.	1,154	805,896
First Commonwealth Financial Corp.	39,877	385,611
Hope Bancorp, Inc.	33,827	320,680
Kearny Financial Corp.	40,645	401,979
Mercury General Corp.	9,867	438,785
National General Holdings Corp.	12,787	435,781
OceanFirst Financial Corp.	16,581	261,482
Progressive Corp.	9,523	829,549
Provident Financial Services, Inc.	24,410	382,505
S&P Global, Inc.	1,859	653,959

Security Description	Shares	Value
Financials (continued)
Trupanion, Inc.(a)	5,153	$522,411
Trustmark Corp.	13,938	345,941
Total Financials		6,692,733

Health Care (13.23%)
Alexion Pharmaceuticals, Inc.(a)	5,264	642,787
Anthem, Inc.	2,233	695,624
Boston Scientific Corp.(a)	15,369	509,482
Eli Lilly and Co.	5,096	742,232
Exelixis, Inc.(a)	22,280	426,885
HMS Holdings Corp.(a)	10,671	335,283
Johnson & Johnson	1,808	261,581
Merck & Co., Inc.	10,773	866,042
NeoGenomics, Inc.(a)	9,843	468,330
Pacific Biosciences of California, Inc.(a)	27,366	432,657
Perrigo Co. PLC	8,556	412,570
Quidel Corp.(a)	2,393	466,755
RadNet, Inc.(a)	20,685	385,155
STAAR Surgical Co.(a)	5,064	360,911
UnitedHealth Group, Inc.	3,410	1,146,919
Vertex Pharmaceuticals, Inc.(a)	2,401	546,828
Zoetis, Inc.	4,647	745,286
Total Health Care		9,445,327

Industrials (9.28%)
3M Co.	4,206	726,502
Allison Transmission Holdings, Inc.	9,355	384,023
Cintas Corp.	1,708	606,852
Expeditors International of Washington, Inc.	4,257	380,448
Fastenal Co.	8,757	433,034
Graco, Inc.	9,013	610,541
Hubbell, Inc.	2,279	368,264
Lockheed Martin Corp.	1,731	631,815
Northrop Grumman Corp.	1,803	544,975
Rollins, Inc.	9,291	531,259
Steelcase, Inc., Class A	23,111	280,799
United Parcel Service, Inc., Class B	4,716	806,766
Vicor Corp.(a)	3,894	319,152
Total Industrials		6,624,430

Information Technology (32.63%)
Adobe, Inc.(a)	1,876	897,610
Advanced Micro Devices, Inc.(a)	8,101	750,639
Apple, Inc.	31,968	3,805,790
Broadcom, Inc.	1,752	703,568
CACI International, Inc., Class A(a)	1,373	325,799
Cognizant Technology Solutions Corp., Class A	5,580	435,965
Enphase Energy, Inc.(a)	5,752	785,551
Entegris, Inc.	6,292	582,765
EPAM Systems, Inc.(a)	1,607	517,984
Gogo, Inc.(a)(b)	40,469	426,543

See Notes to Financial Statements.

30 | November 30, 2020

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2020

Security Description	Shares	Value
Information Technology (continued)
Intel Corp.	18,554	$897,086
Knowles Corp.(a)	29,180	495,476
Mastercard, Inc., Class A	3,284	1,105,099
Microsoft Corp.	17,085	3,657,386
Monolithic Power Systems, Inc.	2,065	660,717
NCR Corp.(a)	11,901	329,301
Oracle Corp.	12,962	748,167
PayPal Holdings, Inc.(a)	4,823	1,032,701
Power Integrations, Inc.	7,755	553,630
QAD, Inc.	8,399	481,515
Salesforce.com, Inc.(a)	3,834	942,397
Square, Inc., Class A(a)	3,297	695,535
Visa, Inc.	5,935	1,248,427
VMware, Inc., Class A(a)	3,589	502,065
Zebra Technologies Corp., Class A(a)	1,892	715,971
Total Information Technology		23,297,687

Materials (4.36%)
Axalta Coating Systems, Ltd.(a)	13,944	398,938
Eastman Chemical Co.	3,967	386,386
FMC Corp.	4,875	565,549
NewMarket Corp.	739	273,253
Owens-Illinois, Inc.	38,565	436,556
Packaging Corp. of America	2,607	338,910
Vulcan Materials Co.	2,788	389,344
Westrock Co.	7,593	320,500
Total Materials		3,109,436

Real Estate (4.74%)
Apartment Investment and
Management Co., Class A	8,962	271,997
CoreCivic, Inc.	58,163	412,375
CubeSmart	11,156	362,905
Douglas Emmett, Inc.	11,805	365,601
Kennedy-Wilson Holdings, Inc.	22,707	362,858
Piedmont Office Realty Trust,
Inc., Class A	27,954	436,921
Prologis, Inc.	8,056	806,003
Weingarten Realty Investors	17,405	363,938
Total Real Estate		3,382,598

Utilities (0.84%)
Entergy Corp.	5,528	601,723

TOTAL COMMON STOCKS
(Cost $58,601,310)		71,331,966

	Shares	Value
SHORT TERM INVESTMENTS (0.76%)
Investments Purchased with Collateral
from Securities Loaned (0.76%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 0.11%
(Cost $546,893)	546,893	$546,893

TOTAL SHORT TERM INVESTMENTS
(Cost $546,893)		546,893

TOTAL INVESTMENTS (100.67%)
(Cost $59,148,203)		$71,878,859
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.67%)		(479,100)
NET ASSETS - 100.00%		$71,399,759

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,061,055.

See Notes to Financial Statements.

31 | November 30, 2020

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
CORPORATE BONDS (84.88%)
Communications (7.72%)
AMC Networks, Inc.
5.00%, 04/01/2024	$1,060,000	$1,078,942
CCO Holdings LLC / CCO Holdings
Capital Corp.
5.50%, 05/01/2026(a)	912,000	951,130
CSC Holdings LLC
6.75%, 11/15/2021	912,000	955,749
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	1,165,000	1,201,406
Lamar Media Corp.
5.75%, 02/01/2026	452,000	468,622
Netflix, Inc.
5.38%, 02/01/2021	1,249,000	1,261,490
T-Mobile USA, Inc.
4.50%, 02/01/2026	912,000	938,334
VeriSign, Inc.
4.63%, 05/01/2023	1,038,000	1,050,326
Videotron, Ltd.
5.00%, 07/15/2022	1,209,000	1,273,228
Total Communications		9,179,227

Consumer Discretionary (10.73%)
ADT Security Corp.
3.50%, 07/15/2022	922,000	945,626
Boyd Gaming Corp.
6.00%, 08/15/2026	719,000	750,456
DR Horton, Inc.
4.38%, 09/15/2022	1,432,000	1,515,573
General Motors Financial Co., Inc.
4.20%, 11/06/2021	912,000	942,063
Hilton Worldwide Finance LLC /
Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	805,000	823,612
International Game Technology PLC
6.25%, 02/15/2022(a)	861,000	887,411
KB Home
7.00%, 12/15/2021	452,000	470,928
Las Vegas Sands Corp.
3.20%, 08/08/2024	805,000	841,766
Lennar Corp.
4.13%, 01/15/2022	452,000	465,278
4.75%, 11/29/2027	1,000,000	1,187,500
Newell Brands, Inc.
4.35%, 04/01/2023	326,000	343,506
Nissan Motor Co., Ltd.
3.52%, 09/17/2025(a)	1,000,000	1,044,653
PulteGroup, Inc.
4.25%, 03/01/2021	452,000	455,718
5.50%, 03/01/2026	452,000	543,982
Six Flags Entertainment Corp.
4.88%, 07/31/2024(a)	595,000	593,733

	Principal
Security Description	Amount	Value
Consumer Discretionary (continued)
Toll Brothers Finance Corp.
5.88%, 02/15/2022	$912,000	$950,468
Total Consumer Discretionary		12,762,273

Consumer Staples (2.70%)
Anheuser-Busch InBev
Worldwide, Inc.
4.75%, 01/23/2029	912,000	1,121,280
JBS USA LUX SA / JBS USA
Finance, Inc.
5.75%, 06/15/2025(a)	367,000	379,386
Spectrum Brands, Inc.
5.75%, 07/15/2025	560,000	579,006
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	1,100,000	1,127,297
Total Consumer Staples		3,206,969

Energy (7.33%)
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	1,051,000	1,214,003
EQM Midstream Partners LP
4.75%, 07/15/2023	865,000	883,814
Kinder Morgan Energy Partners LP
5.00%, 10/01/2021	1,235,000	1,267,299
Newfield Exploration Co.
5.75%, 01/30/2022	1,440,000	1,491,535
Petroleos Mexicanos
5.50%, 01/21/2021	1,059,000	1,064,083
Schlumberger Holdings Corp.
3.90%, 05/17/2028(a)	912,000	1,015,659
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
4.75%, 10/01/2023(a)	718,000	706,738
Valero Energy Corp.
3.40%, 09/15/2026	1,000,000	1,079,356
Total Energy		8,722,487

Financials (23.93%)
Air Lease Corp.
4.25%, 02/01/2024	835,000	896,323
Ally Financial, Inc.
4.25%, 04/15/2021	1,277,000	1,294,010
Ares Capital Corp.
3.50%, 02/10/2023	1,002,000	1,045,963
Bancolombia SA
5.13%, 09/11/2022	824,000	870,152
Bank of America Corp.
4.25%, 10/22/2026	1,364,000	1,594,359
Capital One Financial Corp.
4.20%, 10/29/2025	912,000	1,036,069
CIT Group, Inc.
5.00%, 08/15/2022	1,750,000	1,864,082
Citigroup, Inc.
4.45%, 09/29/2027	1,364,000	1,601,342

See Notes to Financial Statements.

32 | November 30, 2020

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
Financials (continued)
ESH Hospitality, Inc.
5.25%, 05/01/2025(a)	$1,002,000	$1,027,275
Fortress Transportation and
Infrastructure Investors LLC
6.75%, 03/15/2022(a)	360,000	363,382
GLP Capital LP / GLP Financing II, Inc.
3.35%, 09/01/2024	805,000	828,929
Goldman Sachs Group, Inc.
4.25%, 10/21/2025	1,364,000	1,568,395
HAT Holdings I LLC / HAT Holdings II LLC
5.25%, 07/15/2024(a)	360,000	375,113
Icahn Enterprises LP / Icahn
Enterprises Finance Corp.
4.75%, 09/15/2024	1,079,000	1,113,059
Iron Mountain, Inc.
4.88%, 09/15/2027(a)	452,000	469,698
iStar, Inc.
4.75%, 10/01/2024	1,121,000	1,122,990
JPMorgan Chase & Co.
4.25%, 10/01/2027	1,364,000	1,608,750
Ladder Capital Finance Holdings
LLLP / Ladder Capital Finance Corp.
5.25%, 03/15/2022(a)	360,000	359,775
MPT Operating Partnership LP /
MPT Finance Corp.
5.25%, 08/01/2026	805,000	843,398
Newmark Group, Inc.
6.13%, 11/15/2023	503,000	546,775
Omega Healthcare Investors, Inc.
4.38%, 08/01/2023	1,332,000	1,436,253
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	1,712,000	1,790,924
Santander Holdings USA, Inc.
3.50%, 06/07/2024	408,000	440,779
SBA Communications Corp.
4.00%, 10/01/2022	360,000	364,725
3.88%, 02/15/2027(a)	452,000	466,125
Starwood Property Trust, Inc.
5.00%, 12/15/2021	1,415,000	1,439,762
Synchrony Financial
2.85%, 07/25/2022	850,000	878,215
VICI Properties LP / VICI Note Co., Inc.
4.25%, 12/01/2026(a)	1,183,000	1,229,226
Total Financials		28,475,848

Health Care (2.30%)
Centene Corp.
4.75%, 01/15/2025	1,202,000	1,240,440
DaVita, Inc.
4.63%, 06/01/2030(a)	452,000	475,448

	Principal
Security Description	Amount	Value
Health Care (continued)
HCA, Inc.
5.88%, 05/01/2023	$934,000	$1,022,921
Total Health Care		2,738,809

Industrials (7.42%)
Boeing Co.
4.88%, 05/01/2025	1,000,000	1,116,601
Colfax Corp.
6.00%, 02/15/2024(a)	742,000	770,752
MasTec, Inc.
4.50%, 08/15/2028(a)	922,000	964,255
Stericycle, Inc.
5.38%, 07/15/2024(a)	360,000	375,300
United Rentals North America, Inc.
5.88%, 09/15/2026	1,386,000	1,467,240
WESCO Distribution, Inc.
5.38%, 12/15/2021	1,758,000	1,766,641
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	1,515,000	1,519,280
6.75%, 08/15/2024(a)	805,000	853,944
Total Industrials		8,834,013

Materials (12.57%)
ArcelorMittal SA
3.60%, 07/16/2024	934,000	994,288
Ashland LLC
4.75%, 08/15/2022	130,000	136,622
Ball Corp.
5.00%, 03/15/2022	452,000	472,182
5.25%, 07/01/2025	686,000	788,478
Berry Global, Inc.
4.88%, 07/15/2026(a)	951,000	1,010,632
Braskem Finance, Ltd.
6.45%, 02/03/2024	1,102,000	1,208,641
Celanese US Holdings LLC
5.88%, 06/15/2021	1,275,000	1,309,213
CF Industries, Inc.
3.45%, 06/01/2023	1,078,000	1,133,743
Crown Americas LLC / Crown
Americas Capital Corp. IV
4.50%, 01/15/2023	1,106,000	1,169,595
FMG Resources August 2006 Pty,
Ltd.
4.75%, 05/15/2022(a)	1,547,000	1,596,311
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	934,000	973,228
5.00%, 09/01/2027	452,000	480,711
Graphic Packaging International LLC
4.75%, 04/15/2021	627,000	630,135
4.88%, 11/15/2022	1,224,000	1,287,911
Mauser Packaging Solutions
Holding Co.
5.50%, 04/15/2024(a)	360,000	365,026

See Notes to Financial Statements.

33 | November 30, 2020

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2020

	Principal
Security Description	Amount	Value
Materials (continued)
Sasol Financing International, Ltd.
4.50%, 11/14/2022	$483,000	$488,410
Standard Industries, Inc.
3.38%, 01/15/2031(a)	912,000	916,560
Total Materials		14,961,686

Technology (6.29%)
CommScope, Inc.
5.50%, 03/01/2024(a)	1,195,000	1,229,494
Dell, Inc.
4.63%, 04/01/2021	997,000	1,009,762
Flex, Ltd.
5.00%, 02/15/2023	1,100,000	1,193,431
Microchip Technology, Inc.
4.25%, 09/01/2025(a)	922,000	967,155
Micron Technology, Inc.
4.64%, 02/06/2024	835,000	930,794
NortonLifeLock, Inc.
3.95%, 06/15/2022	123,000	126,075
5.00%, 04/15/2025(a)	713,000	728,044
Seagate HDD Cayman
4.75%, 06/01/2023	912,000	989,557
Xerox Corp.
4.50%, 05/15/2021	305,000	309,644
Total Technology		7,483,956

Utilities (3.89%)
Calpine Corp.
5.25%, 06/01/2026(a)	719,000	745,999
NextEra Energy Operating
Partners LP
4.25%, 07/15/2024(a)	1,239,000	1,305,633
NRG Energy, Inc.
6.63%, 01/15/2027	1,000,000	1,053,960
Vistra Operations Co. LLC
3.55%, 07/15/2024(a)	1,418,000	1,526,847
Total Utilities		4,632,439

TOTAL CORPORATE BONDS
(Cost $99,471,947)		100,997,707

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (13.53%)
State Street Institutional
Treasury Plus Money
Market Fund	0.01%	16,092,366	16,092,366
TOTAL SHORT TERM INVESTMENTS
(Cost $16,092,366)			16,092,366

TOTAL INVESTMENTS (98.41%)
(Cost $115,564,313)			$117,090,073
OTHER ASSETS IN EXCESS OF LIABILITIES (1.59%)			1,893,592
NET ASSETS - 100.00%			$118,983,665

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $28,138,205, representing 23.65% of net assets.

See Notes to Financial Statements.

34 | November 30, 2020

RiverFront ETFs

Statement of Assets and Liabilities	November 30, 2020

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value	$112,176,021	$12,647,825	$134,280,418	$71,878,859	$117,090,073
Cash	–	–	–	–	647,295
Dividend receivable	–	–	213,635	91,607	–
Interest receivable	592,904	151,314	–	–	1,291,022
Receivable for investments sold	1,560	2,000	–	1,896,626	–
Total Assets	112,770,485	12,801,139	134,494,053	73,867,092	119,028,390

LIABILITIES:
Payable to adviser	46,979	5,325	55,574	30,527	44,725
Payable for investments purchased	–	2,027	–	–	–
Payable for collateral upon return of
securities loaned	–	–	1,144,314	546,893	–
Payable for capital shares	–	–	–	1,889,913	–
Total Liabilities	46,979	7,352	1,199,888	2,467,333	44,725
NET ASSETS	$112,723,506	$12,793,787	$133,294,165	$71,399,759	$118,983,665

NET ASSETS CONSIST OF:
Paid-in capital	$104,715,049	$12,815,858	$127,727,164	$83,688,531	$127,363,278
Total distributable earnings	8,008,457	(22,071)	5,567,001	(12,288,772)	(8,379,613)
NET ASSETS	$112,723,506	$12,793,787	$133,294,165	$71,399,759	$118,983,665

INVESTMENTS, AT COST	$103,993,267	$12,198,410	$111,416,821	$59,148,203	$115,564,313

PRICING OF SHARES
Net Assets	$112,723,506	$12,793,787	$133,294,165	$71,399,759	$118,983,665
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	4,300,000	500,000	3,600,002	1,900,002	4,800,000
Net Asset Value, offering and redemption price per share	$26.21	$25.59	$37.03	$37.58	$24.79

See Notes to Financial Statements.

35 | November 30, 2020

RiverFront ETFs

Statement of Operations	For the Year Ended November 30, 2020

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$2,963,226	$597,197	$–	$–	$5,292,256
Dividends(a)	116,777	47,390	2,734,286	1,640,738	96,269
Securities Lending Income	–	–	2,372	4,035	–
Total Investment Income	3,080,003	644,587	2,736,658	1,644,773	5,388,525

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	641,636	69,126	646,482	460,449	655,065
Total Expenses	641,636	69,126	646,482	460,449	655,065
NET INVESTMENT INCOME	2,438,367	575,461	2,090,176	1,184,324	4,733,460

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	3,629,089	(63,161)	(3,382,886)	(7,294,795)	(800,489)
NET REALIZED GAIN/(LOSS)	3,629,089	(63,161)	(3,382,886)	(7,294,795)	(800,489)
Net change in unrealized appreciation/(depreciation) on investments	1,439,069	1,997	17,047,755	6,053,248	(812,935)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	1,439,069	1,997	17,047,755	6,053,248	(812,935)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	5,068,158	(61,164)	13,664,869	(1,241,547)	(1,613,424)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,506,525	$514,297	$15,755,045	$(57,223)	$3,120,036

(a)	Net of foreign tax withholding in the amounts of $0, $0, $0, $572 and $0 respectively.

See Notes to Financial Statements.

36 | November 30, 2020

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2020	2019
OPERATIONS:
Net investment income	$2,438,367	$4,038,242
Net realized gain	3,629,089	1,644,094
Net change in unrealized appreciation	1,439,069	9,057,180
Net increase in net assets resulting from operations	7,506,525	14,739,516

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,449,436)	(4,068,776)
Total distributions	(2,449,436)	(4,068,776)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	11,640,417	8,489,400
Shares redeemed	(38,925,424)	(34,735,633)
Net decrease from share transactions	(27,285,007)	(26,246,233)

Net decrease in net assets	(22,227,918)	(15,575,493)

NET ASSETS:
Beginning of period	134,951,424	150,526,917
End of period	$112,723,506	$134,951,424

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,350,000	6,400,000
Shares sold	450,000	350,000
Shares redeemed	(1,500,000)	(1,400,000)
Shares outstanding, end of period	4,300,000	5,350,000

See Notes to Financial Statements.

37 | November 30, 2020

RiverFront Dynamic Unconstrained Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$575,461	$893,603
Net realized loss	(63,161)	(73,537)
Net change in unrealized appreciation	1,997	864,883
Net increase in net assets resulting from operations	514,297	1,684,949

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(587,266)	(919,523)
Total distributions	(587,266)	(919,523)

CAPITAL SHARE TRANSACTIONS:
Shares redeemed	(3,666,634)	(8,712,993)
Net decrease from share transactions	(3,666,634)	(8,712,993)

Net decrease in net assets	(3,739,603)	(7,947,567)

NET ASSETS:
Beginning of period	16,533,390	24,480,957
End of period	$12,793,787	$16,533,390

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	650,000	1,000,000
Shares redeemed	(150,000)	(350,000)
Shares outstanding, end of period	500,000	650,000

See Notes to Financial Statements.

38 | November 30, 2020

RiverFront Dynamic US Dividend Advantage ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$2,090,176	$2,748,112
Net realized gain/(loss)	(3,382,886)	842,336
Net change in unrealized appreciation	17,047,755	9,392,104
Net increase in net assets resulting from operations	15,755,045	12,982,552

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,186,237)	(2,830,437)
Total distributions	(2,186,237)	(2,830,437)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	26,065,088	12,883,372
Shares redeemed	(37,167,998)	(43,499,849)
Net decrease from share transactions	(11,102,910)	(30,616,477)

Net increase/(decrease) in net assets	2,465,898	(20,464,362)

NET ASSETS:
Beginning of period	130,828,267	151,292,629
End of period	$133,294,165	$130,828,267

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,850,002	4,850,002
Shares sold	850,000	400,000
Shares redeemed	(1,100,000)	(1,400,000)
Shares outstanding, end of period	3,600,002	3,850,002

See Notes to Financial Statements.

39 | November 30, 2020

RiverFront Dynamic US Flex-Cap ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$1,184,324	$1,979,232
Net realized loss	(7,294,795)	(7,792,444)
Net change in unrealized appreciation	6,053,248	14,831,746
Net Increase/(Decrease) in net assets resulting from operations	(57,223)	9,018,534

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,188,592)	(2,084,364)
Total distributions	(1,188,592)	(2,084,364)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,823,640	14,320,639
Shares redeemed	(55,840,068)	(47,057,304)
Net decrease from share transactions	(54,016,428)	(32,736,665)

Net decrease in net assets	(55,262,243)	(25,802,495)

NET ASSETS:
Beginning of period	126,662,002	152,464,497
End of period	$71,399,759	$126,662,002

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,650,002	4,650,002
Shares sold	50,000	450,000
Shares redeemed	(1,800,000)	(1,450,000)
Shares outstanding, end of period	1,900,002	3,650,002

See Notes to Financial Statements.

40 | November 30, 2020

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$4,733,460	$5,968,063
Net realized gain/(loss)	(800,489)	2,778
Net change in unrealized appreciation/(depreciation)	(812,935)	3,051,952
Net increase in net assets resulting from operations	3,120,036	9,022,793

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(4,943,458)	(6,324,290)
Total distributions	(4,943,458)	(6,324,290)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,274,109	26,966,259
Shares redeemed	(64,356,361)	(14,655,413)
Net increase/(decrease) from share transactions	(47,082,252)	12,310,846

Net increase/(decrease) in net assets	(48,905,674)	15,009,349

NET ASSETS:
Beginning of period	167,889,339	152,879,990
End of period	$118,983,665	$167,889,339

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,800,000	6,300,000
Shares sold	700,000	1,100,000
Shares redeemed	(2,700,000)	(600,000)
Shares outstanding, end of period	4,800,000	6,800,000

See Notes to Financial Statements.

41 | November 30, 2020

RiverFront Dynamic Core Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.22	$23.52	$24.60	$24.32	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.50	0.68	0.68	0.53	0.24
Net realized and unrealized gain/(loss)	0.99	1.70	(1.10)	0.23	(0.68)
Total from investment operations	1.49	2.38	(0.42)	0.76	(0.44)

DISTRIBUTIONS:
From net investment income	(0.50)	(0.68)	(0.66)	(0.48)	(0.24)
Total distributions	(0.50)	(0.68)	(0.66)	(0.48)	(0.24)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.99	1.70	(1.08)	0.28	(0.68)
NET ASSET VALUE, END OF PERIOD	$26.21	$25.22	$23.52	$24.60	$24.32
TOTAL RETURN(b)	5.97%	10.22%	(1.74)%	3.15%	(1.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$112,724	$134,951	$150,527	$47,962	$6,081

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51%	0.51	%(c)
Ratio of net investment income to average net assets	1.94%	2.74%	2.83%	2.15%	2.12	%(c)
Portfolio turnover rate(d)	11%	6%	15%	18%	26%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

42 | November 30, 2020

RiverFront Dynamic Unconstrained Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.44	$24.48	$26.13	$25.55	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.06	1.20	1.24	1.22	0.63
Net realized and unrealized gain/(loss)	0.18 (b)	0.99	(1.63)	0.56	0.55
Total from investment operations	1.24	2.19	(0.39)	1.78	1.18

DISTRIBUTIONS:
From net investment income	(1.09)	(1.23)	(1.15)	(1.20)	(0.63)
From net realized gains	–	–	(0.09)	–	–
Tax return of capital	–	–	(0.02)	–	–
Total distributions	(1.09)	(1.23)	(1.26)	(1.20)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.15	0.96	(1.65)	0.58	0.55
NET ASSET VALUE, END OF PERIOD	$25.59	$25.44	$24.48	$26.13	$25.55
TOTAL RETURN(c)	5.07%	9.15%	(1.52)%	7.06%	4.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,794	$16,533	$24,481	$11,759	$5,110

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51%	0.51	%(d)
Ratio of net investment income to average net assets	4.25%	4.77%	4.93%	4.65%	5.31	%(d)
Portfolio turnover rate(e)	38%	23%	51%	30%	11%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

43 | November 30, 2020

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$33.98	$31.19	$31.39	$26.59	$25.14

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.65	0.73	0.63	0.26
Net realized and unrealized gain/(loss)	3.08	2.81	(0.26)	4.76	1.40
Total from investment operations	3.64	3.46	0.47	5.39	1.66

DISTRIBUTIONS:
From net investment income	(0.59)	(0.67)	(0.67)	(0.59)	(0.21)
Total distributions	(0.59)	(0.67)	(0.67)	(0.59)	(0.21)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.05	2.79	(0.20)	4.80	1.45
NET ASSET VALUE, END OF PERIOD	$37.03	$33.98	$31.19	$31.39	$26.59
TOTAL RETURN(b)	10.92%	11.29%	1.45%	20.49%	6.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$133,294	$130,828	$151,293	$59,644	$13,297

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52	%(c)
Ratio of net investment income to average net assets	1.68%	2.05%	2.27%	2.19%	2.13	%(c)
Portfolio turnover rate(d)	75%	64%	96%	54%	45%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

44 | November 30, 2020

RiverFront Dynamic US Flex-Cap ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$34.70	$32.79	$32.46	$26.84	$25.13

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.48	0.44	0.31	0.17
Net realized and unrealized gain	2.87 (b)	1.93	0.27 (b)	5.59	1.70
Total from investment operations	3.32	2.41	0.71	5.90	1.87

DISTRIBUTIONS:
From net investment income	(0.44)	(0.50)	(0.38)	(0.28)	(0.16)
Total distributions	(0.44)	(0.50)	(0.38)	(0.28)	(0.16)

NET INCREASE IN NET ASSET VALUE	2.88	1.91	0.33	5.62	1.71
NET ASSET VALUE, END OF PERIOD	$37.58	$34.70	$32.79	$32.46	$26.84
TOTAL RETURN(c)	9.75%	7.49%	2.16%	22.08%	7.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$71,400	$126,662	$152,464	$40,576	$8,053

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52	%(d)
Ratio of net investment income to average net assets	1.34%	1.46%	1.30%	1.05%	1.34	%(d)
Portfolio turnover rate(e)	99%	98%	152%	86%	41%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

45 | November 30, 2020

RiverFront Strategic Income Fund

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$24.69	$24.27	$25.21		$25.02		$24.36

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.81	0.94	1.06		1.11		1.05
Net realized and unrealized gain/(loss)	0.13 (b)	0.48	(0.92)		0.19		0.71
Total from investment operations	0.94	1.42	0.14		1.30		1.76

DISTRIBUTIONS:
From net investment income	(0.84)	(1.00)	(1.08)		(1.11)		(1.10)
Total distributions	(0.84)	(1.00)	(1.08)		(1.11)		(1.10)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.10	0.42	(0.94)		0.19		0.66
NET ASSET VALUE, END OF PERIOD	$24.79	$24.69	$24.27		$25.21		$25.02
TOTAL RETURN(c)	3.95%	5.96%	0.57%		5.29%		7.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$118,984	$167,889	$152,880		$337,769		$326,515

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%	0.46%		0.46%		0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46%	0.46%	0.17	%(d)	0.16	%(e)	0.17	%(e)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	3.32%	3.83%	4.31%		4.41%		4.26%
Portfolio turnover rate(f)	54%	44%	35%		32%		52%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Effective November 1, 2018, the Fund’s management fee consists of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser. The Fund’s sub-adviser ceased its voluntary waiver effective November 1, 2018.
(e)	Effective July 1, 2016, the Fund’s management fee consists of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser. The Fund’s sub-adviser voluntarily waived all of its 0.30% annual sub-advisory fee payable by the Fund until November 1, 2018.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

46 | November 30, 2020

RiverFront ETFs

Notes to Financial Statements	November 30, 2020

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2020, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic Unconstrained Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic US Flex-Cap ETF Fund is to seek to provide capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

47 | November 30, 2020

RiverFront ETFs

Notes to Financial Statements	November 30, 2020

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

48 | November 30, 2020

RiverFront ETFs

Notes to Financial Statements	November 30, 2020

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2020:

RiverFront Dynamic Core Income ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$71,167,534	$–	$71,167,534
Government Bonds*	–	28,437,568	–	28,437,568
Short Term Investments	12,570,919	–	–	12,570,919
Total	$12,570,919	$99,605,102	$–	$112,176,021

RiverFront Dynamic Unconstrained Income ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$10,143,959	$–	$10,143,959
Exchange Traded Funds	1,231,872	–	–	1,231,872
Short Term Investments	1,271,994	–	–	1,271,994
Total	$2,503,866	$10,143,959	$–	$12,647,825

RiverFront Dynamic US Dividend Advantage ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$133,034,441	$–	$–	$133,034,441
Short Term Investments	1,245,977	–	–	1,245,977
Total	$134,280,418	$–	$–	$134,280,418

RiverFront Dynamic US Flex-Cap ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$71,331,966	$–	$–	$71,331,966
Short Term Investments	546,893	–	–	546,893
Total	$71,878,859	$–	$–	$71,878,859

RiverFront Strategic Income Fund

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$100,997,707	$–	$100,997,707
Short Term Investments	16,092,366	–	–	16,092,366
Total	$16,092,366	$100,997,707	$–	$117,090,073

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

49 | November 30, 2020

RiverFront ETFs

Notes to Financial Statements	November 30, 2020

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2020.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
RiverFront Dynamic Core Income ETF	$3,376,724	$(3,376,724)
RiverFront Dynamic Unconstrained Income ETF	(66,688)	66,688
RiverFront Dynamic US Dividend Advantage ETF	6,483,866	(6,483,866)
RiverFront Dynamic US Flex-Cap ETF	4,486,396	(4,486,396)
RiverFront Strategic Income Fund	(527,662)	527,662

The tax character of the distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
RiverFront Dynamic Core Income ETF	$2,449,436	$–	$–
RiverFront Dynamic Unconstrained Income ETF	587,266	–	–
RiverFront Dynamic US Dividend Advantage ETF	2,186,237	–	–
RiverFront Dynamic US Flex-Cap ETF	1,188,592	–	–
RiverFront Strategic Income Fund	4,943,458	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
RiverFront Dynamic Core Income ETF	$4,068,776	$–	$–
RiverFront Dynamic Unconstrained Income ETF	919,523	–	–
RiverFront Dynamic US Dividend Advantage ETF	2,830,437	–	–
RiverFront Dynamic US Flex-Cap ETF	2,084,364	–	–
RiverFront Strategic Income Fund	6,324,290	–	–

50 | November 30, 2020

RiverFront ETFs

Notes to Financial Statements	November 30, 2020

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

The RiverFront Dynamic Core Income ETF used capital loss carryovers during the year ended November 30, 2020 in the amount of $244,801.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2020, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$163,328	$–
RiverFront Dynamic Unconstrained Income ETF	424,652	34,652
RiverFront Dynamic US Dividend Advantage ETF	5,627,278	11,676,257
RiverFront Dynamic US Flex-Cap ETF	12,657,629	12,396,510
RiverFront Strategic Income Fund	6,913,761	2,874,062

As of November 30, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
Accumulated net investment income	$5,847	$1,394	$14,447	$39,455	$85,143
Accumulated net realized loss on investments	(163,328)	(459,304)	(17,303,535)	(25,054,139)	(9,787,823)
Net unrealized appreciation on investments	8,165,938	435,839	22,856,089	12,725,912	1,323,067
Total	$8,008,457	$(22,071)	$5,567,001	$(12,288,772)	$(8,379,613)

As of November 30, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$8,226,183	$486,335	$26,423,619	$14,153,493	$1,444,046
Gross depreciation (excess of tax cost over value)	(60,245)	(50,496)	(3,567,530)	(1,427,581)	(120,979)
Net unrealized appreciation/(depreciation)	8,165,938	435,839	22,856,089	12,725,912	1,323,067
Cost of investments for income tax purposes	$104,010,083	$12,211,986	$111,424,329	$59,152,947	$115,767,006

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and difference between premium amortization due to Accounting Standards Update 2017-08.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

51 | November 30, 2020

RiverFront ETFs

Notes to Financial Statements	November 30, 2020

G. Lending of Portfolio Securities

The RiverFront Dynamic US Dividend Advantage ETF and the RiverFront Dynamic US Flex-Cap ETF have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
RiverFront Dynamic US Dividend Advantage ETF	$1,783,322	$1,144,314	$661,784	$1,806,098
RiverFront Dynamic US Flex-Cap ETF	1,061,055	546,893	550,627	1,097,520

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2020:

RiverFront Dynamic US Dividend Advantage ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,144,314	$–	$–	$–	$1,144,314
Total Borrowings					1,144,314
Gross amount of recognized liabilities for securities lending (collateral received)					$1,144,314

RiverFront Dynamic US Flex-Cap ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$546,893	$–	$–	$–	$546,893
Total Borrowings					546,893
Gross amount of recognized liabilities for securities lending (collateral received)					$546,893

52 | November 30, 2020

RiverFront ETFs

Notes to Financial Statements	November 30, 2020

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic Unconstrained Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Dynamic US Flex-Cap ETF	0.52%(b)
RiverFront Strategic Income Fund	0.11%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

RiverFront Investment Group, LLC (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic Unconstrained Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Dynamic US Flex-Cap ETF	0.35%
RiverFront Strategic Income Fund	0.35%

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective July 1, 2020, each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to July 1, 2020, each Trustee who is not considered an "interested person" (as defined in the 1940 Act), received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. From January 1, 2020 to June 30, 2020, the Interested Trustee received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

53 | November 30, 2020

RiverFront ETFs

Notes to Financial Statements	November 30, 2020

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$18,942,379	$11,124,896
RiverFront Dynamic Unconstrained Income ETF	4,439,895	4,565,407
RiverFront Dynamic US Dividend Advantage ETF	92,681,032	92,264,170
RiverFront Dynamic US Flex-Cap ETF	88,037,148	87,693,045
RiverFront Strategic Income Fund	66,397,631	79,845,684

For the year ended November 30, 2020, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$2,516,993	$10,784,198

For the year ended November 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$7,898,997	$35,324,617
RiverFront Dynamic Unconstrained Income ETF	–	3,529,272
RiverFront Dynamic US Dividend Advantage ETF	26,019,187	37,150,570
RiverFront Dynamic US Flex-Cap ETF	1,823,520	55,836,910
RiverFront Strategic Income Fund	15,683,048	44,879,014

For the year ended November 30, 2020, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$3,380,708
RiverFront Dynamic Unconstrained Income ETF	(63,314)
RiverFront Dynamic US Dividend Advantage ETF	6,446,846
RiverFront Dynamic US Flex-Cap ETF	4,508,646
RiverFront Strategic Income Fund	(472,587)

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

54 | November 30, 2020

RiverFront ETFs

Notes to Financial Statements	November 30, 2020

6. RELATED PARTY TRANSACTIONS

The RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust's procedures.

Transactions related to cross trades during the year ended November 30, 2020, were as follows:

Fund	Purchase Cost Paid	Sales Proceeds Received	Realized Gain/(Loss) on Sales
RiverFront Dynamic US Dividend Advantage ETF	$566,132	$–	$–
RiverFront Dynamic US Flex-Cap ETF	–	566,132	(115,441)

7. MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

55 | November 30, 2020

RiverFront ETFs

Additional Information	November 30, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
RiverFront Dynamic Core Income ETF	0.00%	0.00%
RiverFront Dynamic Unconstrained Income ETF	0.00%	0.00%
Riverfront Dynamic US Dividend Advantage ETF	100.00%	100.00%
Riverfront Dynamic US Flex-Cap ETF	100.00%	100.00%
Riverfront Strategic Income Fund	0.00%	0.00%

In early 2020, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2019 via Form 1099. The Funds will notify shareholders in early 2021 of amounts paid to them by the Funds, if any, during the calendar year 2020.

56 | November 30, 2020

RiverFront ETFs

Board Considerations Regarding Approval of	November 30, 2020 (Unaudited)
Investment Advisory Agreement and
Investment Sub-Advisory Agreements

RIGS, RFUN, RFCI, RFDA and RFFC

At a meeting held on June 24, 2020 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Strategic Income Fund (“RIGS”), RiverFront Dynamic Unconstrained Income ETF (“RFUN”), RiverFront Dynamic Core Income ETF (“RFCI”), RiverFront Dynamic US Dividend Advantage ETF (“RFDA”) and RiverFront Dynamic US Flex-Cap ETF (“RFFC”) (each “a Fund” and collectively the “Funds”) and (ii) the Investment Sub-Advisory Agreements between the Trust or AAI and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) with respect to the Funds. The Independent Trustees also met separately to consider each Investment Advisory Agreement and Investment Sub-Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark and the FUSE performance group. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement (and, with respect to RIGS, under the Investment Sub-Advisory Agreement), brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for RFCI is higher than the median of its FUSE expense group. RFCI net expense ratio is also slightly above the median of its FUSE expense group.

The gross management fee rate for each of RIGS, RFUN, RFFC and RFDA is lower than the median of its FUSE expense group. These Funds’ respective net expense ratios, however, are (i) in the case of RFDA, at the median of its FUSE expense group and (ii) in the case of RIGS, RFUN, and RFFC, below the median of their respective FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of the Funds and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

57 | November 30, 2020

RiverFront ETFs

Board Considerations Regarding Approval of	November 30, 2020 (Unaudited)
Investment Advisory Agreement and
Investment Sub-Advisory Agreements

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

RiverFront Investment Sub-Advisory Agreements

In evaluating the Funds’ Investment Sub-Advisory Agreements, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to the Funds under the Investment Sub-Advisory Agreements; (ii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub-advisory relationship with the Funds and the reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as, the Funds’ assets increase, and whether the fee level in the Investment Sub-Advisory Agreements reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by RiverFront under the Investment Sub-Advisory Agreements, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Investment Sub-Advisory Agreements, the Funds’ respective performance, financial information regarding RiverFront, information describing RiverFront’s current organization and the background and experience of the persons responsible for the day-to-day portfolio management of the Funds. Based upon their review, the members of the Board, including the Independent Trustees, concluded that RiverFront was qualified to oversee the portfolio management of the Funds and that the services provided by RiverFront to the Funds are satisfactory. The Board, including the Independent Trustees, considered that the contractual sub-advisory fee to be paid to RiverFront from RIGS was 0.35% of RIGS’ average daily net assets out of a total management fee of 0.46% of RIGS’ average daily net assets. The Board, including the Independent Trustees, considered that the contractual sub-advisory fee to be paid to RiverFront with respect to each of RFUN, RFCI, RFDA and RFFC was 0.35% of each Fund’s average daily net assets out of a total management fee of 0.51% with respect to each of RFUN’s and RFCI’s average daily net assets, respectively, and 0.52% with respect to each of RFDA’s and RFFC’s average daily net assets, respectively. Based on the consideration of all factors deemed relevant by them, the members of the Board, including the Independent Trustees, concluded that the sub-advisory fees received by RiverFront under the Investment Sub-Advisory Agreements were reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by RiverFront, the Board, including the Independent Trustees, considered the resources involved in sub-advising the Funds. Based on their review of the profitability of each of the Funds to RiverFront, the Board, including the Independent Trustees, concluded that the profitability of each Fund to RiverFront was not unreasonable.

The Board, including the Independent Trustees, also considered other benefits that have been and may be realized by RiverFront from its relationships with each Fund and concluded that the sub-advisory fees with respect to each Fund were reasonable taking into account such benefits.

The Board, including the Independent Trustees noted that RIGS had declined in assets over the prior year. The Board, including the Independent Trustees, considered the extent to which economies of scale may be realized if RIGS’ assets increase to its previous levels and continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board also noted that RIGS has experienced fluctuations in assets, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Board, including the Independent Trustees, also noted that RFUN, RFCI, RFDA and RFFC were all launched during June 2016 and are only beginning to reach scale in terms of assets, with the exception of RFUN which is below scale and decreasing in assets over the prior year. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to each RiverFront ETF.

In voting to approve each of the Investment Sub-Advisory Agreements, the Board, including the Independent Trustees, concluded that the terms of each Investment Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

58 | November 30, 2020

RiverFront ETFs

Trustees & Officers	November 30, 2020 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	35	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	35	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018-present.	18	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

59 | November 30, 2020

RiverFront ETFs

Trustees & Officers	November 30, 2020 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	30	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

60 | November 30, 2020

RiverFront ETFs

Trustees & Officers	November 30, 2020 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All- Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes,*** 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod,*** 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.
Cara Owen,*** 1981	Assistant Secretary	Since March 2020	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc.; Vice President and Secretary, Boulder Growth & Income Fund, Inc.; Assistant Secretary, James Advantage Funds (since August 2019). Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019).

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.
***	Effective December 7, 2020, Mr. Noyes and Ms. Akselrod resigned from their respective positions held with the Trust. As of the same date, Ms. Owen was appointed to the position of Secretary and Jen Craig as Assistant Secretary.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

61 | November 30, 2020

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended November 30, 2020 and November 30, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $321,865 and $321,865, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended November 30, 2020 and November 30, 2019, the aggregate fees billed for professional services rendered by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended November 30, 2020 and November 30, 2019, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $91,730 and $98,930, respectively. The fiscal year 2020 and 2019 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended November 30, 2020 and November 30, 2019, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal years ended November 30, 2020 and November 30, 2019 of the Registrant were $91,730 and $267,930, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $91,730 and $98,930, respectively as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 and $169,000, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non- audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)       Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on February 6, 2015.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	February 5, 2021

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Financial Officer)
Treasurer

Date:	February 5, 2021

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